DRIEHAUS ASIA PACIFIC GROWTH FUND
DRIEHAUS EUROPEAN OPPORTUNITY FUND
DRIEHAUS INTERNATIONAL GROWTH FUND

July 7, 2003

Dear Shareholder:

As a shareholder of Driehaus Asia Pacific Growth Fund, Driehaus European Opportunity Fund and/or Driehaus International Growth Fund, you are being asked to consider and approve the proposed reorganizations of your Driehaus Mutual Funds. Your Board of Trustees is unanimously recommending that you vote for the reorganizations. If approved as proposed, the existing five funds will be combined into two funds. Your Fund would be consolidated into a Fund with an identical investment objective and investment style, and substantially similar policies and limitations. We expect that the two combined Funds will have a larger asset base and lower overall expense ratio, with equal or greater geographic investment range. The Board believes that the combined Funds should provide an increased ability to respond to market fluctuations and other changing market conditions -- offering an increased potential for growth opportunities. The reorganizations will allow you to continue your investment in the Driehaus Mutual Funds.

The Funds' adviser, Driehaus Capital Management, Inc., is paying all costs of the reorganizations. We urge you to vote FOR the reorganizations, which are intended to be free from federal income tax.

A proxy statement/prospectus, as well as a question and answer sheet to address frequently asked questions, are enclosed to provide you additional information about the reorganizations. On September 12, 2003, there will be Special Meetings of Shareholders to consider the reorganizations.

 YOUR VOTE IS IMPORTANT. For your convenience, we are providing you several different ways to vote your proxy. You may sign, date and return your proxy card in the enclosed postage-paid return envelope, or you may vote via the Internet or telephone following the voting instructions on the proxy card. Please review these materials and VOTE NOW. Our proxy solicitor, PFPC Inc., may contact you if we have not received your vote.

If you have any questions regarding the reorganizations or need assistance in voting, please call PFPC Inc. at 1-877-456-6399.

Sincerely,

/s/ Richard H. Driehaus
Richard H. Driehaus
Chairman and President

QUESTION AND ANSWER SHEET

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT/PROSPECTUS?

A. You are receiving this proxy statement/prospectus because you are a shareholder of Driehaus International Growth Fund, Driehaus European Opportunity Fund, and/or Driehaus Asia Pacific Growth Fund. All shareholders of record in these funds as of the close of business on July 3, 2003 are being asked to consider and approve the proposed reorganizations of: (a) Driehaus International Growth Fund into Driehaus International Discovery Fund; (b) Driehaus European Opportunity Fund into Driehaus International Discovery Fund; and (c) Driehaus Asia Pacific Growth Fund into Driehaus Emerging Markets Growth Fund. After the reorganizations, there will be two combined funds, Driehaus International Discovery Fund and Driehaus Emerging Markets Growth Fund.

Q.   WHAT IS THE BOARD'S RECOMMENDATION?

A. The Board of Trustees unanimously recommends that you vote FOR the reorganizations.

Q.   WHY IS THE BOARD OF TRUSTEES RECOMMENDING THAT I VOTE FOR THE
     REORGANIZATIONS?

A. The Board expects that the two combined funds will each have a larger asset base and lower overall expense ratio, and equal or greater geographic investment range, which the Board believes should provide them with an increased ability to respond to regional market fluctuations and other changing market conditions. The reorganizations will allow you to continue your Driehaus Mutual Funds investment in a fund with an identical investment objective and investment style and increased potential for growth opportunities.

Q.   WHY IS MY VOTE IMPORTANT?

A. For each reorganization to be approved, a majority of the shares of that Fund entitled to vote, present in person or by proxy, must vote FOR the reorganization. The shareholders of Driehaus International Growth Fund, Driehaus European Opportunity Fund, and Driehaus Asia Pacific Growth Fund will vote upon the proposed reorganizations separately. Each fund's reorganization is not conditioned on the approval of the reorganization of the other funds. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares.

Q.   WHEN WOULD THE REORGANIZATION TAKE PLACE FOR MY FUND(S)?

A. If approved at the Special Meeting of Shareholders on September 12, 2003, the reorganization will occur September 29, 2003, the Closing Date.

Q.   WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A. Yes. Upon approval and completion of the reorganization, your shares will be exchanged as follows:

     IF YOU CURRENTLY OWN SHARES OF:                 YOUR SHARES WILL BE EXCHANGED FOR SHARES OF:
     -------------------------------                 --------------------------------------------
     Driehaus International Growth Fund              Driehaus International Discovery Fund
     Driehaus European Opportunity Fund              Driehaus International Discovery Fund
     Driehaus Asia Pacific Growth Fund               Driehaus Emerging Markets Growth Fund

Q.   WHO IS PAYING THE COSTS OF THE REORGANIZATIONS?

A. Driehaus Capital Management, Inc., the investment adviser of the Driehaus Mutual Funds, is paying all the costs of the reorganizations, including the preparation, filing, printing and mailing of the proxy statement/prospectus, accounting and legal fees, costs of solicitation and other administrative or operational costs related to the reorganizations.

Q.   WILL THE REORGANIZATIONS CREATE A TAXABLE EVENT FOR ME?

A. Each reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, so that you will recognize no gain or loss as a result of the reorganizations.

Q.   WILL THE REORGANIZATIONS CHANGE MY PRIVILEGES AS A SHAREHOLDER?

A. No. The shareholder privileges available to you after the reorganizations will be the same as those you currently enjoy.

Q.   HOW WILL THE REORGANIZATIONS AFFECT THE VALUE OF MY INVESTMENT?

A. The value of your investment will not change as a result of the reorganizations. Regardless of which fund(s) you are currently invested in, on the Closing Date you will receive a number of shares with the same aggregate value as you held immediately before the reorganizations.

Q.   HOW CAN I VOTE?

A. You may vote in any one of several ways. You may sign, date and return your proxy card in the enclosed postage-paid envelope, you may vote by telephone or on the Internet (see enclosed proxy card for voting instructions), or you may vote in person at the Special Meeting. If you submit a proxy and wish to change your vote, you may withdraw it at the Meeting and then vote in person or you may submit a superseding vote by mail, by telephone or on the Internet.

Q.   WHAT HAPPENS IF THE REORGANIZATIONS ARE NOT APPROVED?

A. The proposed reorganizations will occur only for the funds whose shareholders approve the proposals. If shareholders do not approve any reorganization, that fund will continue in existence until the Board of Trustees takes other action.

                             DRIEHAUS MUTUAL FUNDS
                              25 EAST ERIE STREET
                            CHICAGO, ILLINOIS 60611

                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                       DRIEHAUS ASIA PACIFIC GROWTH FUND

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 12, 2003

Notice is hereby given that Special Meetings of Shareholders of Driehaus International Growth Fund, Driehaus European Opportunity Fund and Driehaus Asia Pacific Growth Fund, each a series of Driehaus Mutual Funds (each series a "Selling Fund" and collectively, the "Selling Funds"), will be held at the offices of Driehaus Capital Management, Inc., 25 East Erie Street, Chicago, Illinois 60611, on September 12, 2003 at 10:00 a.m. Central time, for the purposes of considering the proposal set forth below.

Proposal:  To approve an Agreement and Plan of Reorganization (the form of which is attached hereto as Exhibit A) providing for the transfer of all of the assets and all liabilities of: (a) Driehaus International Growth Fund to Driehaus International Discovery Fund; (b) Driehaus European Opportunity Fund to Driehaus International Discovery Fund; and (c) Driehaus Asia Pacific Growth Fund to Driehaus Emerging Markets Growth Fund; in exchange for shares of Driehaus International Discovery Fund, Driehaus International Discovery Fund and Driehaus Emerging Markets Growth Fund, respectively. The shares so received will be distributed to shareholders of the applicable Selling Fund and the Selling Fund will be terminated as soon as practicable thereafter. These actions are referred to as a "Reorganization."

Shareholders of record of each Selling Fund as of the close of business on July 3, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting. Shareholders of each Selling Fund will vote separately, and the proposed Reorganization will be effected as to a particular Selling Fund only if that Fund's shareholders approve the proposal.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF DRIEHAUS MUTUAL FUNDS. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Trustees,

/s/ Lisa M. King
Lisa M. King
Secretary
DRIEHAUS MUTUAL FUNDS

July 7, 2003

                           PROXY STATEMENT/PROSPECTUS

                               DATED JULY 7, 2003

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                      DRIEHAUS INTERNATIONAL GROWTH FUND,
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                                      AND

                       DRIEHAUS ASIA PACIFIC GROWTH FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                     DRIEHAUS INTERNATIONAL DISCOVERY FUND,
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                                      AND

              DRIEHAUS EMERGING MARKETS GROWTH FUND, RESPECTIVELY

                             DRIEHAUS MUTUAL FUNDS
                              25 EAST ERIE STREET
                            CHICAGO, ILLINOIS 60611
                                 (800) 560-6111

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Driehaus Mutual Funds (the "Trust") in connection with the Special Meetings of Shareholders (each a "Meeting") of Driehaus International Growth Fund, Driehaus European Opportunity Fund and Driehaus Asia Pacific Growth Fund (each a "Selling Fund" and collectively, the "Selling Funds"), to be held on September 12, 2003 at 10:00 a.m. Central time, at the offices of Driehaus Capital Management, Inc., 25 East Erie Street, Chicago, Illinois 60611. At the Meetings, shareholders of each Selling Fund, voting separately, will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, the form of which is attached hereto as Exhibit A (the "Reorganization Agreement"), that will result in the transfer of the assets and liabilities of Driehaus International Growth Fund and Driehaus European Opportunity Fund to, and in exchange for shares of, Driehaus International Discovery Fund and the transfer of assets and liabilities of Driehaus Asia Pacific Growth Fund to, and in exchange for shares of, Driehaus Emerging Markets Growth Fund, the distribution of the shares so received to shareholders of the Selling Funds and the termination of the Selling Funds as soon as practicable thereafter (each a "Reorganization"). Driehaus International Discovery Fund and Driehaus Emerging Markets Growth Fund are each referred to as an "Acquiring Fund" and collectively as the "Acquiring Funds." The Acquiring Funds and the Selling Funds are collectively referred to as the "Funds."

This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of each Selling Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated July 7, 2003, relating to this Proxy Statement/Prospectus and the Reorganizations and including certain financial information about the Funds has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to Driehaus Mutual Funds, P.O. Box 9817, Providence, Rhode Island 02940, or by calling toll-free (800) 560-6111.

                                                                     (continued)

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Reorganization Agreement provides that the Selling Funds will each transfer all of their assets and liabilities to the applicable Acquiring Fund in exchange for shares of the applicable Acquiring Fund in an amount equal in value to the aggregate net assets of the applicable Selling Fund. These transfers are expected to occur at 8:00 a.m. Central time (the "Effective Time") on September 29, 2003 (the "Closing Date").

Immediately after the transfer of each Selling Fund's assets and liabilities, each Selling Fund will make a liquidating distribution to its shareholders of the Acquiring Funds' shares received, so that a holder of shares in a Selling Fund at the Effective Time of the Reorganization will receive a number of shares of the corresponding Acquiring Fund with the same aggregate value as the shareholder had in the Selling Fund immediately before the Effective Time. At the Effective Time, shareholders of Driehaus International Growth Fund will become shareholders of Driehaus International Discovery Fund, shareholders of Driehaus European Opportunity Fund will become shareholders of Driehaus International Discovery Fund and shareholders of Driehaus Asia Pacific Growth Fund will become shareholders of Driehaus Emerging Markets Growth Fund. Each Selling Fund will then be terminated.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Driehaus Capital Management, Inc. ("DCM" or the "Adviser") is the investment adviser to the Selling Funds and the Acquiring Funds. PFPC Inc. ("PFPC") serves as administrator and transfer agent to the Funds. Driehaus Securities Corporation ("DSC"), an affiliate of the Adviser, serves as the distributor of the Funds.

For a more detailed discussion of the investment goals, policies, risks and restrictions of the Funds, see the Driehaus Mutual Funds prospectus and statement of additional information, each dated May 1, 2003, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/ Prospectus. A copy of the May 1, 2003 prospectus, as supplemented, accompanies this Proxy Statement/Prospectus. A copy of the May 1, 2003 statement of additional information for Driehaus Mutual Funds is available upon request and without charge by calling (800) 560-6111.

This Proxy Statement/Prospectus is expected to be sent to shareholders beginning on or about July 9, 2003.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Synopsis....................................................    1
Information Relating to the Reorganizations.................   18
Federal Income Taxes........................................   19
Capitalization..............................................   20
Reasons for the Reorganizations.............................   20
Shareholder Rights..........................................   21
Additional Information......................................   21
Voting Matters..............................................   22
Other Business..............................................   26
Shareholder Inquiries.......................................   26

Exhibit A -- Form of Agreement and Plan of Reorganization

Exhibit B -- Management's Discussion of the Driehaus International Discovery Fund Performance

Exhibit C -- Management's Discussion of the Driehaus Emerging Markets Growth Fund Performance

Exhibit D -- Management's Discussion of the Driehaus International Growth Fund Performance

Exhibit E -- Management's Discussion of the Driehaus European Opportunity Fund Performance

Exhibit F -- Management's Discussion of the Driehaus Asia Pacific Growth Fund Performance

--------------------------------------------------------------------------------
                                    SYNOPSIS
--------------------------------------------------------------------------------

This Synopsis is designed to allow you to compare the current fees, investment goals, policies and restrictions, investment risks, and distribution, purchase, exchange and redemption procedures of Driehaus International Growth Fund and Driehaus European Opportunity Fund with those of Driehaus International Discovery Fund and of Driehaus Asia Pacific Growth Fund with those of Driehaus Emerging Markets Growth Fund. It is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the enclosed prospectus.

THE REORGANIZATIONS

BACKGROUND. Pursuant to the Reorganization Agreement (the form of which is attached hereto as Exhibit A), the Selling Funds will each transfer all of their assets and liabilities to the Acquiring Funds solely in exchange for shares of the applicable Acquiring Fund. Each Selling Fund will distribute the shares that it receives to its shareholders and will then be terminated. The result of the Reorganizations is that shareholders of Driehaus International Growth Fund and Driehaus European Opportunity Fund will become shareholders of Driehaus International Discovery Fund and shareholders of Driehaus Asia Pacific Growth Fund will become shareholders of Driehaus Emerging Markets Growth Fund. No sales charges will be imposed in connection with a Reorganization.

The Board of Trustees of the Trust, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), considered the proposed Reorganizations at a meeting held on May 19, 2003. After a thorough review of all aspects of each Reorganization and for the reasons set forth below (see "Reasons for the Reorganizations"), the Board has concluded that the Reorganizations would be in the best interests of each Fund, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganizations. If a Reorganization is not approved by shareholders, the Selling Fund will continue in existence until other action is taken by the Board of Trustees. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF EACH REORGANIZATION.

REASONS FOR THE REORGANIZATIONS. In reaching its decision, the Board considered the following factors to be of importance: (1) each Acquiring Fund has the identical investment objective and investment style, and substantially similar policies and limitations, as those of the corresponding Selling Fund; (2) the Adviser has agreed to pay the cost of the Reorganizations; (3) each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes; (4) each combined fund will have a larger asset base and lower overall expense ratio than the Selling Funds; (5) the Acquiring Funds have an equal or greater geographic investment range than the Selling Funds, which should provide them with an increased ability to respond to regional market fluctuations and other changing market conditions; and (6) the Reorganization would allow shareholders of each Selling Fund to continue their investment in a fund with identical investment objectives and investment styles and an increased potential for growth opportunities.

TAX CONSEQUENCES. Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, neither the Selling Funds nor their shareholders will recognize gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of each Reorganization, the Trust will receive an opinion from counsel to the Trust to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganizations has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

DISTRIBUTIONS. Before the Reorganizations, each Selling Fund expects to distribute ordinary income and capital gains, if any, to its shareholders.

THE TRUST

The Trust is an open-end management investment company, which offers redeemable shares in different series. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of Trust dated May 31, 1996, as amended (the "Declaration of Trust"). The Trust may issue an unlimited number of shares in one or more series or classes as the Board of Trustees may authorize. In October 1996, Driehaus International Growth Fund succeeded to the assets of Driehaus International Large Cap Fund, L.P. Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund each commenced operations on December 31, 1997. Driehaus International Discovery Fund and Driehaus European Opportunity Fund each commenced operations on December 31, 1998.

--------------------------------------------------------------------------------
  DRIEHAUS INTERNATIONAL DISCOVERY FUND -- DRIEHAUS INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOALS, STRATEGIES AND RESTRICTIONS

This section will help you compare the investment goals, strategies and restrictions of the Driehaus International Discovery Fund with the Driehaus International Growth Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectus.

While these Funds have identical goals and investment styles, and similar strategies, there are some differences. Driehaus International Discovery Fund seeks to maximize capital appreciation. There are no restrictions on the capitalization of companies whose securities the Fund may buy, but Driehaus International Discovery Fund generally invests in the stocks of small to mid-size foreign companies with market capitalizations of less than $1.5 billion. Driehaus International Growth Fund also seeks to maximize capital appreciation, but seeks to do so by investing primarily in stocks of foreign companies with market capitalizations greater than $1.5 billion. Under normal market conditions, both Funds invest substantially all (no less than 65%) of their assets in at least three countries other than the United States. Neither Fund has specific limitations on the number of countries in which the Adviser can or must invest at a given time, nor do the Funds have specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. Both Funds may invest substantial portions of their assets in emerging markets from time to time. The portfolio management teams for each Fund are the same.

Both Driehaus International Discovery Fund and Driehaus International Growth Fund use a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

     -  Dominant products or market niches
     -  Improved sales outlook or opportunities
     -  Demonstrated sales growth and earnings
     - Cost restructuring programs which are expected to positively affect company earnings
     - Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment for both Funds.

Although these Funds have identical goals and styles of investment and similar strategies, they differ somewhat in the type of securities that comprise their respective portfolios. Driehaus International Discovery Fund invests generally in equity securities of small and mid-size foreign companies with market capitalizations of less than $1.5 billion and may invest in companies with limited operating histories. Driehaus International Growth Fund generally invests in equity securities of foreign companies with market capitalizations of over $1.5 billion and will not invest in securities of issuers with market capitalizations of less than $200 million.

Driehaus International Discovery Fund and Driehaus International Growth Fund have similar investment restrictions and secondary investment strategies. Both Funds may invest up to 35% of their total assets in nonconvertible debt securities, up to 15% of net assets in repurchase agreements and any other illiquid investments, and each may lend up to 33 1/3% of its portfolio assets. Each Fund may also invest in derivative securities (including hedging), convertible securities and investment companies.

INVESTMENT RISKS

Although the goals and investment styles of the Funds are identical and the policies of the Driehaus International Discovery Fund and the Driehaus International Growth Fund are generally similar, there are certain differences. Therefore, an investment in the Driehaus International Discovery Fund may involve investment risks that are different in some respects from those of the Driehaus International Growth Fund. For a more complete discussion of the risks associated with the Funds, see the Funds' prospectus.

Because Driehaus International Discovery Fund's investment goal is identical to that of Driehaus International Growth Fund and both Funds invest in growth companies, an investment in Driehaus International Discovery Fund is subject to many of the same risks as an investment in Driehaus International Growth Fund. Both Funds are subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. In addition, both are international funds and, therefore, all the risks of foreign investment are present:

     -  Less liquidity
     -  Greater volatility
     -  Political instability
     -  Restrictions on foreign investment and repatriation of capital
     -  Less complete and reliable information about foreign companies
     -  Reduced government supervision of some foreign securities markets
     -  Lower responsiveness of foreign management to shareholder concerns
     - Foreign economic problems like the Asian and Emerging Markets crises of 1998
     - Fluctuation in exchange rates of foreign currencies and risks of devaluation
     - The uncertainty associated with the long-term acceptance of the "euro" and the monetary union
     - Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Both Funds are non-diversified; compared to other funds, these Funds may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Funds may be subject to greater risks and larger losses than diversified funds. Both Funds typically experience high rates of portfolio turnover from year to year. High portfolio turnover rates may result in above-average transaction costs and amounts of taxes on realized capital gains.

Although both Funds may invest in emerging markets from time to time, Driehaus International Discovery Fund invests in companies that are smaller, less established, with less liquid markets for their stock and therefore may be riskier compared to the investments in larger-capitalized companies of Driehaus International Growth Fund.

Both Funds may take temporary defensive positions in cash, cash-equivalents, money market securities and similar instruments. To the extent a Fund takes such a position, it may not achieve its investment goal and following a defensive strategy could reduce the benefit from any market upswings.

FEES AND EXPENSES

The following comparative fee table shows the fees for the Driehaus International Discovery Fund and the Driehaus International Growth Fund as of December 31, 2002. As indicated below, the total expense ratio of the Driehaus International Discovery Fund following the Reorganization will be less than the total expense ratio of the Driehaus International Growth Fund. The management fee (currently and following the Reorganization) of the Driehaus International Growth Fund is the same as that of the Driehaus International Discovery Fund.

SHAREHOLDER FEES AND ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS). Because all Driehaus Mutual Funds are no-load investments, neither Driehaus International Growth Fund nor Driehaus International Discovery Fund charge any shareholder fees (such as sales loads) when you buy or sell shares of the Funds unless you sell your shares within 60 days after purchase. In that case, the Funds' redemption fee of 2.00% of the amount redeemed may apply.

Both Funds charge a $25.00 fee for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, some financial institutions may charge an account-based service fee).

This table describes the fees and expenses that you pay if you buy and hold Fund shares.

                                                                                PRO FORMA --
                                                 DRIEHAUS        DRIEHAUS         DRIEHAUS
                                              INTERNATIONAL    INTERNATIONAL   INTERNATIONAL
                                              DISCOVERY FUND    GROWTH FUND    DISCOVERY FUND
                                              --------------   -------------   --------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases...       None             None            None
Maximum Deferred Sales Charge...............       None             None            None
Maximum Sales Charge Imposed on Reinvested
  Dividends.................................       None             None            None
Redemption Fee* (as a % of amount
  redeemed).................................       2.00%            2.00%           2.00%
Exchange Fee................................       None             None            None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
     assets)
Management Fee..............................       1.50%            1.50%           1.50%
Other Expenses..............................        .76%             .48%            .47%
                                                   ----             ----            ----
Total Annual Fund Operating Expenses........       2.26%**+         1.98%+          1.97%+
                                                   ====             ====            ====

---------------
 * For shares redeemed within 60 days of purchase.

** The Fund will be reimbursed through June 30, 2003 for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding a 2.40% expense cap. The Adviser has not agreed to continue the expense cap beyond June 30, 2003.

 + The Funds participate in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate, to a Fund, a portion of the commissions generated. For the year ended December 31, 2002, these rebates were used to pay certain Fund expenses, which, together with the expense cap applicable to Driehaus International Discovery Fund, ultimately reduced Driehaus International Discovery Fund's, Driehaus International Growth Fund's and Driehaus International Discovery Fund's (pro forma) "Total Annual Fund Operating Expenses" to 1.86%, 1.65% and 1.62%, respectively.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                    ------   -------   -------   --------
Driehaus International Discovery Fund.................   $232     $714     $1,222     $2,617
Driehaus International Growth Fund....................   $203     $627     $1,077     $2,323
Pro Forma -- Driehaus International Discovery Fund....   $202     $624     $1,072     $2,313

PERFORMANCE

The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices and an index of funds with investment objectives and policies similar to those of the Funds. The performance of the Funds and the indices vary over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' figures assume reinvestment of dividends and distributions. During certain periods, fee waivers and/or expense reimbursements were in effect; otherwise, the Funds' returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). For a bar chart showing the Funds' respective annual total returns for each of the last 10 calendar years or for the life of a Fund if less than 10 years, please see the accompanying prospectus.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2003

                                                                        INCLUDING PREDECESSOR
                                              FUND ONLY                      PARTNERSHIP
                                   --------------------------------   --------------------------
                                                          SINCE                         SINCE
FUND                               1 YEAR    5 YEARS   INCEPTION(1)   10 YEARS(2)    INCEPTION(2)
----                               ------    -------   ------------   -----------    ------------
Driehaus International Discovery
  Fund
  Return Before Taxes............  -23.49%       N/A      18.31%           N/A            N/A
  Return After Taxes on
     Distributions...............  -23.49%       N/A      16.82%           N/A            N/A
  Return After Taxes on
     Distributions and Sale of
     Fund Shares.................  -14.42%       N/A      14.74%           N/A            N/A
Driehaus International Growth
  Fund
  Return Before Taxes............  -26.97%    -9.48%      -1.91%         5.18%          6.53%
  Return After Taxes on
     Distributions...............  -26.97%   -12.12%      -4.77%           N/A(3)         N/A(3)
  Return After Taxes on
     Distributions and Sale of
     Fund Shares.................  -16.56%    -7.11%      -1.63%           N/A(3)         N/A(3)
MSCI EAFE(R) Growth Index*
  (reflects no deduction for
  fees,                                                   -4.99%,
  expenses or taxes).............  -22.35%    -9.23%     -12.41%(4)     -0.19%         -0.53%
MSCI AC World Free Ex US Index**
  (reflects no deduction for
  fees,                                                   -2.52%,
  expenses or taxes).............  -22.18%    -6.55%      -7.81%(4)      2.26%          1.70%
Lipper International Fund
  Index*** (reflects no deduction
  for taxes).....................  -23.30%    -6.07%      -0.78%(5)      3.73%          2.95%
Lipper International Small Cap
  Fund Index****
  (reflects no deductions for
  taxes).........................  -15.47%       N/A       0.17%(6)        N/A            N/A

---------------
  (1) Driehaus International Discovery Fund's inception was December 31, 1998. Driehaus International Growth Fund's inception was October 28, 1996.

  (2) Driehaus International Growth Fund performance data shown above includes the performance of Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership, which was established on July 1, 1990, was managed following substantially the same objective, policies and philosophies as are currently followed by the Fund, successor to the Partnership's assets on October 28, 1996. The Partnership was not registered under the 1940 Act and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect estimated expenses of the Fund.

  (3) After-tax performance returns are not included for the periods that include the predecessor Partnership. The Partnership was not a regulated investment company and therefore did not distribute current or accumulated earnings or profits. If taxes paid on applicable gains or income were taken into account, the 10-year and inception after-tax returns may have been substantially lower than the pre-tax returns.

  (4) Covers period from November 1, 1996 through March 31, 2003 and period from January 1, 1999 through March 31, 2003, respectively.

  (5) Covers period from November 1, 1996 through March 31, 2003.

  (6) Covers period from January 1, 1999 through March 31, 2003.

   * The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (MSCI EAFE(R) Growth Index) is a widely recognized benchmark of non-U.S. growth stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries, and is a benchmark for Driehaus International Discovery Fund and Driehaus International Growth Fund. Source: Morgan Stanley Capital International Inc.

  ** The Morgan Stanley Capital International All Country World Free Ex US Index (MSCI AC World Free Ex US Index) is a recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 48 countries. The MSCI AC World Free Ex US Index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The index is a benchmark for Driehaus International Discovery Fund and Driehaus International Growth Fund. Source: Morgan Stanley Capital International Inc.

 *** The Lipper International Fund Index is an equally-weighted managed index of the largest qualifying international funds that invest in securities with primary trading markets outside of the United States and is a benchmark for Driehaus International Growth Fund. Source: Lipper Analytical Services.

**** The Lipper International Small Cap Fund Index is an equally-weighted managed index of the largest qualifying funds that invest at least 65% of assets in equity securities of non-United States companies with a market capitalization of less than $1 billion at time of purchase and is a benchmark for Driehaus International Discovery Fund. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
  DRIEHAUS INTERNATIONAL DISCOVERY FUND -- DRIEHAUS EUROPEAN OPPORTUNITY FUND
--------------------------------------------------------------------------------

INVESTMENT GOALS, STRATEGIES AND RESTRICTIONS

This section will help you compare the investment goals, strategies and restrictions of the Driehaus International Discovery Fund with the Driehaus European Opportunity Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectus.

While these Funds have identical goals and investing styles, their strategies differ. Driehaus International Discovery Fund seeks to maximize capital appreciation. There are no restrictions on the capitalization of companies whose securities the Fund may buy, but Driehaus International Discovery Fund generally invests in the stocks of small to mid-size foreign companies with market capitalizations of less than $1.5 billion. Under normal market conditions, the Fund invests substantially all (no less than 65%) of its assets in at least three countries other than the United States. Driehaus European Opportunity Fund also seeks to maximize capital appreciation, but seeks to do so by investing in stocks of European companies. Under normal circumstances, the Fund invests substantially all (no less than 80%) of its net assets (plus the amount of any borrowings for investment purposes) in investments in Europe. Neither Fund has specific limitations on the number of countries in which the Adviser can or must invest at a given time, nor do the Funds have specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. Both Funds may invest substantial portions of their assets in emerging markets from time to time. Both Funds may invest in companies with limited operating histories. The portfolio manager of Driehaus European Opportunity Fund also is a portfolio manager of Driehaus International Discovery Fund.

Both Driehaus International Discovery Fund and Driehaus European Opportunity Fund use a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

     -  Dominant products or market niches
     -  Improved sales outlook or opportunities
     -  Demonstrated sales growth and earnings
     - Cost restructuring programs which are expected to positively affect company earnings
     - Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment for both Funds.

Although these Funds have identical goals and styles of investment, they differ in the type of securities that comprise their respective portfolios. Driehaus International Discovery Fund invests generally in equity securities of small and mid-size foreign companies with market capitalizations of less than $1.5 billion, although there are no restrictions on the capitalization of companies whose securities the Fund may buy. Driehaus European Opportunity Fund generally invests in equity securities of European companies without specific market capitalization parameters.

Driehaus International Discovery Fund and Driehaus European Opportunity Fund have relatively similar investment restrictions and secondary investment strategies. Driehaus International Discovery Fund may invest up to 35% of its total assets in nonconvertible debt securities, whereas Driehaus European Opportunity Fund may only do so up to 20% of its assets. Both Funds may invest up to 15% of net assets in repurchase agreements and any other illiquid investments and each may lend up to 33 1/3% of its portfolio assets. Each Fund may also invest in derivative securities (including hedging), convertible securities and investment companies.

INVESTMENT RISKS

Although the goals and investment styles of the Funds are identical and the policies of the Driehaus International Discovery Fund and the Driehaus European Opportunity Fund are generally similar, there are certain differences. Therefore, an investment in the Driehaus International Discovery Fund may involve investment risks that are different in some respects from those of the Driehaus European Opportunity Fund. For a more complete discussion of the risks associated with the Funds, see the Funds' prospectus.

Because Driehaus International Discovery Fund's investment goal is identical to that of Driehaus European Opportunity Fund and both Funds invest in growth companies, an investment in Driehaus International Discovery Fund is subject to many of the same risks as an investment in Driehaus European Opportunity Fund. Both Funds are subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. In addition, both are international funds and, therefore, all the risks of foreign investment are present:

     -  Less liquidity
     -  Greater volatility
     -  Political instability
     -  Restrictions on foreign investment and repatriation of capital
     -  Less complete and reliable information about foreign companies
     -  Reduced government supervision of some foreign securities markets
     -  Lower responsiveness of foreign management to shareholder concerns
     - Foreign economic problems like the Asian and Emerging Markets crises of 1998
     - Fluctuation in exchange rates of foreign currencies and risks of devaluation
     - The uncertainty associated with the long-term acceptance of the "euro" and the monetary union
     - Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Both Funds are non-diversified; compared to other funds, these Funds may invest a greater percentage of assets in a particular issuer or a small number of issuers As a consequence, the Funds may be subject to greater risks and larger losses than diversified funds. Both Funds typically experience high rates of portfolio turnover from year to year. High portfolio turnover rates may result in above-average transaction costs and amounts of taxes on realized capital gains.

Neither Fund has any restrictions on the capitalization of issuers in which it may invest, although Driehaus International Discovery Fund generally invests in companies that are smaller and less established, with less liquid markets for their stock. Both Funds may invest in securities of issuers with limited operating histories. In addition, both Funds may invest a substantial portion of their assets in emerging markets from time to time. Driehaus European Opportunity Fund invests at least 80% of its assets in European equities, and because Driehaus International Discovery Fund has a broader scope of investment in terms of country exposure, it may be less affected by economic events occurring specifically in Europe than is Driehaus European Opportunity Fund.

Both Funds may take temporary defensive positions in cash, cash-equivalents, money market securities and similar instruments. To the extent a Fund takes such a position, it may not achieve its investment goal and following a defensive strategy could reduce the benefit from any market upswings.

FEES AND EXPENSES

The following comparative fee table shows the fees for the Driehaus International Discovery Fund and the Driehaus European Opportunity Fund as of December 31, 2002. As indicated below, the total expense ratio of the Driehaus International Discovery Fund following the Reorganization will be less than the total expense ratio of the Driehaus European Opportunity Fund. The management fee (currently and following the Reorganization) of the Driehaus European Opportunity Fund is the same as that of the Driehaus International Discovery Fund.

SHAREHOLDER FEES AND ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS). Because all Driehaus Mutual Funds are no-load investments, neither Driehaus European Opportunity Fund nor Driehaus International Discovery Fund charge any shareholder fees (such as sales loads) when you buy or sell shares of the Funds unless you sell your shares within 60 days after purchase. In that case, the Funds' redemption fee of 2.00% of the amount redeemed may apply.

Both Funds charge a $25.00 fee for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, some financial institutions may charge an account-based service fee).

This table describes the fees and expenses that you pay if you buy and hold Fund shares.

                                                                               PRO FORMA --
                                             DRIEHAUS          DRIEHAUS          DRIEHAUS
                                          INTERNATIONAL        EUROPEAN       INTERNATIONAL
                                          DISCOVERY FUND   OPPORTUNITY FUND   DISCOVERY FUND
                                          --------------   ----------------   --------------
SHAREHOLDER FEES
  (fees paid directly from your
     investment)
Maximum Sales Charge Imposed on
  Purchases.............................       None              None              None
Maximum Deferred Sales Charge...........       None              None              None
Maximum Sales Charge Imposed on
  Reinvested Dividends..................       None              None              None
Redemption Fee* (as a % of amount
  redeemed).............................       2.00%             2.00%             2.00%
Exchange Fee............................       None              None              None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund
     assets)
Management Fee..........................       1.50%             1.50%             1.50%
Other Expenses..........................        .76%             1.81%              .72%
                                               ----              ----              ----
Total Annual Fund Operating Expenses....       2.26%**+          3.31%**+          2.22%+
                                               ====              ====              ====

---------------
  * For shares redeemed within 60 days of purchase.

** The Funds will be reimbursed through June 30, 2003 for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding a 2.40% expense cap for Driehaus International Discovery Fund and 2.10% for Driehaus European Opportunity Fund. The Adviser has not agreed to continue the expense caps beyond June 30, 2003.

 + The Funds participate in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate, to a Fund, a portion of the commissions generated. For the year ended December 31, 2002, these rebates were used to pay certain Fund expenses, which, together with the expense caps, ultimately reduced Driehaus International Discovery Fund's, Driehaus European Opportunity Fund's and Driehaus International Discovery Fund's (pro forma) "Total Annual Fund Operating Expenses" to 1.86%, 1.83% and 1.84%, respectively.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                    ------   -------   -------   --------
Driehaus International Discovery Fund.................   $232    $  714    $1,222     $2,617
Driehaus European Opportunity Fund....................   $339    $1,034    $1,752     $3,649
Pro Forma -- Driehaus International Discovery Fund....   $228    $  701    $1,201     $2,576

PERFORMANCE

The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices and an index of funds with investment objectives and policies similar to those of the Funds. The performance of the Funds and the indices vary over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' figures assume reinvestment of dividends and distributions. During certain periods, fee waivers and/or expense reimbursements were in effect; otherwise, the Funds' returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). For a bar chart showing the Funds' respective annual total returns for each of the last 10 calendar years or for the life of a Fund if less than 10 years, please see the accompanying prospectus.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2003

                                                                           SINCE
FUND                                                          1 YEAR    INCEPTION(1)
----                                                          -------   ------------
Driehaus International Discovery Fund
  Return Before Taxes.......................................  -23.49%      18.31%
  Return After Taxes on Distributions.......................  -23.49%      16.82%
  Return After Taxes on Distributions and Sale of Fund
     Shares.................................................  -14.42%      14.74%
Driehaus European Opportunity Fund
  Return Before Taxes.......................................   -9.08%      16.44%
  Return After Taxes on Distributions.......................   -9.08%      16.25%
  Return After Taxes on Distributions and Sale of Fund
     Shares.................................................   -5.57%      13.65%
MSCI EAFE(R) Growth Index*
  (reflects no deduction for fees, expenses or taxes).......  -22.35%     -12.41%
MSCI AC World Free Ex US Index**
  (reflects no deduction for fees, expenses or taxes).......  -22.18%      -7.81%
Lipper International Small Cap Fund Index***
  (reflects no deduction for taxes).........................  -15.47%       0.17%
MSCI Europe Index****
  (reflects no deductions for fees, expenses or taxes)......  -25.82%     -10.30%
Lipper European Region Fund Index*****
  (reflects no deductions for taxes)........................  -25.32%      -7.42%

---------------
   (1) The inception date for Driehaus International Discovery Fund and Driehaus European Opportunity Fund was December 31, 1998.

    * The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (MSCI EAFE(R) Growth Index) is a widely recognized benchmark of non-U.S. growth stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. The index is a benchmark for Driehaus International Discovery Fund. Source: Morgan Stanley Capital International Inc.

   ** The Morgan Stanley Capital International All Country World Free Ex US Index (MSCI AC World Free Ex US Index) is a recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 48 countries. The MSCI AC World Free Ex US Index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The index is a benchmark for Driehaus International Discovery Fund. Source: Morgan Stanley Capital International Inc.

  *** The Lipper International Small Cap Fund Index is an equally-weighted managed index of the largest qualifying funds that invest at least 65% of assets in equity securities of non-United States companies with a market capitalization of less than $1 billion at time of purchase and is a benchmark for Driehaus International Discovery Fund. Source: Lipper Analytical Services.

 **** The Morgan Stanley Capital International Europe Index (MSCI Europe Index) is a recognized benchmark of European stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 16 European countries. It is a benchmark for Driehaus European Opportunity Fund. Source:
Strategic Financial Solutions, L.L.C.

***** The Lipper European Region Fund Index is an equally-weighted managed index of the largest qualifying funds that invest in equity securities with primary trading markets or operations concentrated in the European region or a single country within this region. The index is a benchmark for Driehaus European Opportunity Fund. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
   DRIEHAUS EMERGING MARKETS GROWTH FUND -- DRIEHAUS ASIA PACIFIC GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOALS, STRATEGIES AND RESTRICTIONS

This section will help you compare the investment goals, strategies and restrictions of the Driehaus Emerging Markets Growth Fund with the Driehaus Asia Pacific Growth Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectus.

While these Funds have identical goals and investment styles, their strategies differ. Driehaus Emerging Markets Growth Fund seeks to maximize capital appreciation by investing in the stocks of companies in emerging markets around the world. Under normal conditions, the Fund invests substantially all (no less than 65%) of its assets in emerging market companies. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

Driehaus Asia Pacific Growth Fund also seeks to maximize capital appreciation, but seeks to do so by investing in stocks of Asia Pacific companies. Under normal market conditions, the Fund invests substantially all (no less than 80%) of its net assets (plus the amount of any borrowings for investment purposes) in investments in the Asia Pacific region. Currently, Asia Pacific countries include Australia, The People's Republic of China (including Hong Kong), India, Indonesia, Japan, South Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. The Fund invests a substantial portion of its assets in emerging markets from time to time. Neither Fund has specific limitations on the number of countries in which the Adviser can or must invest at a given time, nor do the Funds have specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. Both Funds primarily invest in equity securities and may invest in companies with limited operating histories.

Both Driehaus Emerging Markets Growth Fund and Driehaus Asia Pacific Growth Fund use a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

     -  Dominant products or market niches
     -  Improved sales outlook or opportunities
     -  Demonstrated sales growth and earnings
     - Cost restructuring programs which are expected to positively affect company earnings
     - Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment for both Funds. With respect to Driehaus Asia Pacific Growth Fund, the Adviser also evaluates what trends are occurring in the U.S. and seeks to find companies in Asia that can capitalize on introducing these products in Asia.

Driehaus Emerging Markets Growth Fund and Driehaus Asia Pacific Growth Fund have relatively similar investment restrictions and secondary investment strategies. Driehaus Emerging Markets Growth Fund may invest up to 35% of its total assets in nonconvertible debt securities, whereas Driehaus Asia Pacific Growth Fund may only do so up to 20% of its assets. Both Funds may invest up to 15% of net assets in repurchase agreements and any other illiquid investments and each may lend up to 33 1/3% of its portfolio assets. Each Fund may also invest in derivative securities (including hedging), convertible securities and investment companies.

INVESTMENT RISKS

Although the goals and investment styles of the Funds are identical and the policies of the Driehaus Emerging Markets Growth Fund and the Driehaus Asia Pacific Growth Fund are generally similar, there are certain differences. Therefore, an investment in the Driehaus Emerging Markets Growth Fund may involve investment risks that are different in some respects from those of the Driehaus Asia Pacific Growth Fund. For a more complete discussion of the risks associated with the Funds, see the Funds' prospectus.

Because Driehaus Emerging Markets Growth Fund's investment goal is identical to that of Driehaus Asia Pacific Growth Fund and both Funds invest in growth companies, an investment in Driehaus Emerging Markets Growth Fund is subject to many of the same risks as an investment in Driehaus Asia Pacific Growth Fund. Both Funds are subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. In addition, both are international funds and, therefore, all the risks of foreign investment are present:

     -  Less liquidity
     -  Greater volatility
     -  Political instability
     -  Restrictions on foreign investment and repatriation of capital
     -  Less complete and reliable information about foreign companies
     -  Reduced government supervision of some foreign securities markets
     -  Lower responsiveness of foreign management to shareholder concerns
     - Foreign economic problems like the Asian and Emerging Markets crises of 1998
     - Fluctuation in exchange rates of foreign currencies and risks of devaluation
     - The uncertainty associated with the long-term acceptance of the "euro" and the monetary union
     - Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Both Funds are non-diversified; compared to other funds, these Funds may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Funds may be subject to greater risks and larger losses than diversified funds. Both Funds typically experience high rates of portfolio turnover from year to year. High portfolio turnover rates may result in above-average transaction costs and amounts of taxes on realized capital gains.

Although Driehaus Asia Pacific Growth Fund will have a substantial portion of its assets invested in emerging markets from time to time, Driehaus Emerging Markets Growth Fund primarily invests in companies that are smaller, less established, with less liquid markets for their stock and therefore may be riskier compared to the investments of Driehaus Asia Pacific Growth Fund. Driehaus Asia Pacific Growth Fund invests at least 80% of its assets in the Asia Pacific region, and because Driehaus Emerging Markets Growth Fund has a broader scope of investment in terms of country exposure, it may be less affected by economic events occurring specifically in the Asia Pacific region than is Driehaus Asia Pacific Growth Fund.

Both Funds may take temporary defensive positions in cash, cash-equivalents, money market securities and similar instruments. To the extent a Fund takes such a position, it may not achieve its investment goal and following a defensive strategy could reduce the benefit from any market upswings.

FEES AND EXPENSES

The following comparative fee table shows the fees for the Driehaus Emerging Markets Growth Fund and the Driehaus Asia Pacific Growth Fund as of December 31, 2002. As indicated below, the total expense ratio of the Driehaus Emerging Markets Growth Fund following the Reorganization will be less than the total expense ratio of the Driehaus Asia Pacific Growth Fund. The management fee (currently and following the Reorganization) of the Driehaus Asia Pacific Growth Fund is the same as that of the Driehaus Emerging Markets Growth Fund.

SHAREHOLDER FEES AND ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS). Because all Driehaus Mutual Funds are no-load investments, neither Driehaus Emerging Markets Growth Fund nor Driehaus Asia Pacific Growth Fund charge any shareholder fees (such as sales loads) when you buy or sell shares of the Funds unless you sell your shares within 60 days after purchase. In that case, the Funds' redemption fee of 2.00% of the amount redeemed may apply.

Both Funds charge a $25.00 fee for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, some financial institutions may charge an account-based service fee).

This table describes the fees and expenses that you pay if you buy and hold Fund shares.

                                                                               PRO FORMA --
                                            DRIEHAUS           DRIEHAUS          DRIEHAUS
                                        EMERGING MARKETS     ASIA PACIFIC    EMERGING MARKETS
                                           GROWTH FUND       GROWTH FUND        GROWTH FUND
                                        ----------------     ------------    ----------------
SHAREHOLDER FEES
  (fees paid directly from your
     investment)
Maximum Sales Charge Imposed on
  Purchases...........................        None               None              None
Maximum Deferred Sales Charge.........        None               None              None
Maximum Sales Charge Imposed on
  Reinvested Dividends................        None               None              None
Redemption Fee* (as a % of amount
  redeemed)...........................        2.00%              2.00%             2.00%
Exchange Fee..........................        None               None              None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from
     Fund assets)
Management Fee........................        1.50%              1.50%             1.50%
Other Expenses........................        1.31%              1.55%             0.96%
                                              ----               ----              ----
Total Annual Fund Operating
  Expenses............................        2.81%**+           3.05%**+          2.46%+
                                              ====               ====              ====

---------------
  * For shares redeemed within 60 days of purchase.

** The Funds will be reimbursed through June 30, 2003, for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding a 2.50% expense cap. The Adviser has not agreed to extend the expense caps beyond June 30, 2003.

 + The Funds participate in a commission recapture program directing certain portfolio trades to brokers who have agreed to rebate, to a Fund, a portion of the commissions generated. For the year ended December 31, 2002, these rebates were used to pay certain Fund expenses, which ultimately, together with the expense caps, reduced Driehaus Emerging Markets Growth Fund's, Driehaus Asia Pacific Growth Fund's and Driehaus Emerging Markets Growth Fund's (pro forma) "Total Annual Fund Operating Expenses" to 2.16%, 2.10% and 2.07%, respectively.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                    ------   -------   -------   --------
Driehaus Emerging Markets Growth Fund.................   $288     $883     $1,502     $3,171
Driehaus Asia Pacific Growth Fund.....................   $313     $956     $1,623     $3,403
Pro Forma -- Driehaus Emerging Markets Growth Fund....   $252     $775     $1,325     $2,822

PERFORMANCE

The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices and an index of funds with investment objectives and policies similar to those of the Funds. The performance of the Funds and the indices vary over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' figures assume reinvestment of dividends and distributions. During certain periods, fee waivers and/or expense reimbursements were in effect; otherwise, the Funds' returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). For a bar chart showing the Funds' respective annual total returns for each of the last 10 calendar years or for the life of a Fund if less than 10 years, please see the accompanying prospectus.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2003

                                                                                     SINCE
                            FUND                              1 YEAR    5 YEARS   INCEPTION(1)
                            ----                              ------    -------   ------------
Driehaus Emerging Markets Growth Fund
  Return Before Taxes.......................................  -23.05%    3.51%        4.40%
  Return After Taxes on Distributions.......................  -23.05%    3.03%        3.94%
  Return After Taxes on Distributions and Sale of Fund
     Shares.................................................  -14.15%    2.65%        3.40%
Driehaus Asia Pacific Growth Fund
  Return Before Taxes.......................................  -27.98%   11.09%       10.43%
  Return After Taxes on Distributions.......................  -27.98%    7.40%        7.44%
  Return After Taxes on Distributions and Sale of Fund
     Shares.................................................  -17.18%    8.01%        7.97%
MSCI Emerging Markets Free Index*
  (reflects no deduction for taxes, expenses or fees).......  -20.58%   -6.85%       -5.46%
Lipper Emerging Markets Fund Index**
  (reflects no deduction for taxes).........................  -20.07%   -6.82%       -5.62%
MSCI All Country Asia Pacific Free Index***
  (reflects no deduction for taxes, expenses or fees).......  -17.71%   -5.29%       -4.32%
Lipper Pacific Region Fund Index****
  (reflects no deduction for taxes).........................  -18.83%   -4.95%       -4.21%

---------------
  (1) The inception date for Driehaus Emerging Markets Growth Fund and Driehaus Asia Pacific Growth Fund was December 31, 1997.

   * The Morgan Stanley Capital International Emerging Markets Free Index (MSCI Emerging Markets Free Index) is a recognized benchmark of emerging markets stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 26 emerging markets countries. The index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The index is a benchmark for Driehaus Emerging Markets Growth Fund. Source: Morgan Stanley Capital International Inc.

  ** The Lipper Emerging Markets Fund Index is an equally-weighted managed index of the largest qualifying funds. Funds in this index seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where "emerging markets" is defined by a country's per capita GNP or other economic measure. The index is a benchmark for Driehaus Emerging Markets Growth Fund. Source: Lipper Analytical Services.

 *** The Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI All Country Asia Pacific Free Index) is a recognized benchmark of Asian and Pacific Basin stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 14 Asian and Pacific Basin countries. The index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The index is a benchmark for Driehaus Asia Pacific Growth Fund. Source: Morgan Stanley Capital International Inc.

**** The Lipper Pacific Region Fund Index is an equally-weighted managed index of the largest qualifying funds that invest in securities with primary trading markets concentrated in the Western Pacific Basin or a single country within this region. The index is a benchmark for Driehaus Asia Pacific Growth Fund.
Source: Lipper Analytical Services.

INVESTMENT ADVISER

Driehaus Capital Management, Inc., 25 East Erie Street, Chicago, Illinois 60611, is the investment adviser to the Selling Funds and the Acquiring Funds. DCM is registered as an investment adviser under the Investment Advisers Act of 1940. DCM was organized in 1982 and as of June 30, 2003, managed approximately $2 billion in assets. DCM is responsible for providing investment advisory and management services to the Funds, subject to the direction of the Board of Trustees.

PORTFOLIO MANAGERS

DRIEHAUS INTERNATIONAL DISCOVERY FUND. Effective February 1, 2003, Driehaus International Discovery Fund is managed by a team comprised of Emery R. Brewer (senior portfolio manager), Ivo St. Kovachev and Eric J. Ritter (portfolio managers).

Mr. Brewer was born in 1963 and received his B.S. in economics from the University of Utah in 1986. From 1987 to 1988, he worked as a securities broker at Wilson Davis & Co., focusing primarily on Nasdaq-listed companies. From 1989 to 1990, he worked for Dean Witter Reynolds as a broker, focusing primarily on equity and fixed-income investments. After earning his M.B.A. from the University of Rochester in 1992, he worked as an adviser to the capital markets group of Investicini Banka (the third largest bank in, and the former investment bank of, the Czech Republic), focusing primarily on valuation and analysis of Czech companies. Mr. Brewer became a consultant to the Adviser in 1993 prior to joining the Adviser as an international securities analyst in November 1994. Mr. Brewer has been a portfolio manager of Driehaus International Discovery Fund since its inception in 1998.

Mr. Kovachev was born in 1959 and is a graduate of the University of Sussex in Brighton, U.K., where he received his M.S.C. in technology and innovation management in 1991. Since 1994, Mr. Kovachev has provided management and research services for an affiliate of the adviser. Prior thereto, Mr. Kovachev was a member of the Foreign Investment Commission of the Bulgarian Government and head of the "Foreign Investment & Marketing" department of the Bulgarian National Privatization Agency. Mr. Kovachev has been a portfolio manager of Driehaus International Discovery Fund since February 2003.

Mr. Ritter was born in 1963 and received his B.A. in economics from the State University of New York at Oswego in 1984. He earned a master's degree in international relations from Columbia University in 1987. Thereafter, Mr. Ritter worked as a consultant in Hong Kong in 1987-88, consulting primarily with Fortune 500 companies on investment and market strategy for Asia. From late 1988 to 1990, he worked for Baring Securities as an equity analyst conducting research on listed companies in Singapore and Malaysia. Mr. Ritter then moved to the United States to work in equity research and sales, covering the Southeast Asia markets, for Crosby Securities and W.I. Carr, both registered broker-dealers, prior to joining the Adviser in June 1996. Mr. Ritter has been a portfolio manager of Driehaus International Discovery Fund since July 2000.

DRIEHAUS INTERNATIONAL GROWTH FUND. Effective February 1, 2003, Driehaus International Growth Fund is managed by a team comprised of Emery R. Brewer, Ivo St. Kovachev and Eric J. Ritter. Their background is described above under "Driehaus International Discovery Fund."

DRIEHAUS EUROPEAN OPPORTUNITY FUND. Ivo St. Kovachev has managed Driehaus European Opportunity Fund since April 2001. Mr. Kovachev has responsibility for making all investment decisions on behalf of the Fund. Mr. Kovachev's background is described above under "Driehaus International Discovery Fund."

DRIEHAUS EMERGING MARKETS GROWTH FUND. Emery R. Brewer is the portfolio manager of Driehaus Emerging Markets Growth Fund, which he has managed since its inception in 1997. Mr. Brewer has responsibility for making all investment decisions on behalf of the Fund. Mr. Brewer's background is described above under "Driehaus International Discovery Fund."

DRIEHAUS ASIA PACIFIC GROWTH FUND. Eric J. Ritter has managed Driehaus Asia Pacific Growth Fund since its inception. Mr. Ritter, an Asia Pacific analyst with the Adviser, has responsibility for making all investment decisions on behalf of the Fund. Mr. Ritter's background is described above under "Driehaus International Discovery Fund."

INVESTMENT ADVISORY FEES

Each Fund pays DCM an annual investment management fee on a monthly basis. The following table compares management fees paid to the Adviser for each Acquiring Fund and Selling Fund. The fees listed are as of December 31, 2002 and are shown as a percentage of average net assets.

           ACQUIRING FUNDS               FEE                SELLING FUNDS                 FEE
----------------------------------------------------------------------------------------------
Driehaus International Discovery
  Fund................................  1.50%   Driehaus International Growth Fund....   1.50%
Driehaus International Discovery
  Fund................................  1.50%   Driehaus European Opportunity Fund....   1.50%
Driehaus Emerging Markets Growth
  Fund................................  1.50%   Driehaus Asia Pacific Growth Fund.....   1.50%

THE FUNDS' PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

PURCHASE PROCEDURES. Shares of each Fund may be purchased directly from Driehaus Mutual Funds by mail, telephone or wire. Shares may also be purchased through investment dealers or other financial institutions.

The minimum initial purchase requirement for all Funds except Driehaus International Growth Fund is $10,000 for regular accounts and $2,000 for IRAs. The minimum subsequent purchase requirement is $2,000 for regular accounts and $500 for IRA accounts.

The minimum initial purchase requirement for Driehaus International Growth Fund is $100,000 for regular accounts and $20,000 for IRAs. The minimum subsequent purchase requirement is $20,000 for regular accounts and $20,000 for IRAs.

Fund shares may be purchased on any business day at a price per share equal to the NAV next determined after the Funds or certain authorized financial institutions receive a purchase order. The NAV of each Fund is calculated once each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 3:00 p.m. Central time). The NAV per share is calculated by dividing the total market value of each Fund's investments and other assets, less any liabilities, by the total outstanding shares of that Fund.

EXCHANGE PRIVILEGES. Shareholders may exchange shares of one Fund for shares of any other Fund. Exchanges may be made by mail, telephone or wire on any business day. Procedures applicable to the purchase and redemption of a Fund's shares are also applicable to exchanging shares. The exchange price is the NAV next determined after the Fund or an authorized financial institution receives the exchange request. Exchanges to open new accounts must meet the minimum initial purchase requirements. The Funds may reject, limit, terminate or otherwise modify the exchange privilege upon sixty (60) days' written notice to shareholders.

REDEMPTION PROCEDURES. Shareholders may redeem shares on any business day by mail, telephone or wire. The redemption price will be the NAV next determined after the Funds or an authorized financial institution receives the redemption request. If a shareholder's account balance drops below $5,000 due to redemptions ($50,000 for Driehaus International Growth Fund), the Funds or an authorized financial institution may redeem the shareholder's remaining shares and close the account. However, the shareholder will always be given at least 30 days' notice to give him time to add to his account and avoid an involuntary redemption or transfer, as the case may be.

If a shareholder's address of record has changed within the last 30 days, a redemption request exceeds $100,000, a shareholder requests that proceeds be sent to an address or an account that is different from the address or account of record, a redemption amount is to be wired to a bank other than one previously authorized or wire transfer instructions have been changed within 30 days of the request, then the Funds or an authorized financial institution will require a signature guarantee from an eligible guarantor (a notarized signature is not sufficient).

REDEMPTIONS IN KIND. The Funds or an authorized financial institution have elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Because larger redemptions may be detrimental to existing shareholders, the Funds reserve the right to make higher payments in the form of certain marketable securities (a redemption in kind).

A redemption in kind will consist of securities equal in value to a shareholder's shares. In the event that a redemption in kind were made, shareholders would probably have to pay brokerage costs to sell the securities distributed to them, as well as taxes on any gain from the sale.

DIVIDEND POLICIES. The Funds generally declare and pay dividends annually and distribute capital gains, if any, at least annually in December. Shareholders will receive dividends and distributions in the form of additional shares unless they have elected to receive payment in cash.

--------------------------------------------------------------------------------
                  INFORMATION RELATING TO THE REORGANIZATIONS
--------------------------------------------------------------------------------

DESCRIPTION OF THE REORGANIZATIONS. The following summary is qualified in its entirety by reference to the Reorganization Agreement, the form of which is found in Exhibit A. The Reorganization Agreement provides for the Reorganizations to occur on or about September 29, 2003.

The Reorganization Agreement provides that all of the assets and liabilities of each Selling Fund will be transferred to the corresponding Acquiring Fund at 8:00 a.m. Central time on the Closing Date of the Reorganization. In exchange for the transfer of these assets and liabilities, Driehaus International Discovery Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional shares to Driehaus International Growth Fund and Driehaus European Opportunity Fund, equal in value to the aggregate net asset value of Driehaus International Growth Fund and Driehaus European Opportunity Fund, respectively, calculated based on the value of each Selling Fund's assets as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization.

In exchange for the transfer of the assets and liabilities of Driehaus Asia Pacific Growth Fund, Driehaus Emerging Markets Growth Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional shares to Driehaus Asia Pacific Growth Fund, equal in value to the aggregate net asset value of Driehaus Asia Pacific Growth Fund, calculated based on the value of the Selling Fund's assets as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization.

Following the transfer of assets and liabilities in exchange for Acquiring Fund shares, each Selling Fund will distribute all the shares of the corresponding Acquiring Fund pro rata to its shareholders of record in complete liquidation. Shareholders of each Selling Fund owning shares at the Effective Time of the Reorganizations will receive a number of shares of the corresponding Acquiring Fund with the same aggregate value as the shareholder had in the Selling Fund immediately before the Reorganizations. Such distribution will be accomplished by the establishment of accounts in the names of the Selling Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Acquiring Fund due to the shareholders of the corresponding Selling Fund. Each Selling Fund then will be terminated. The Funds do not issue share certificates to shareholders. Shares of the Acquiring Funds to be issued will have no preemptive or conversion rights.

The Reorganization Agreement contains customary representations, warranties and conditions. The Reorganization Agreement provides that the consummation of the Reorganization with respect to a Selling Fund and its corresponding Acquiring Fund is conditioned upon, among other things: (i) approval of the Reorganization by the Selling Fund's shareholders; and (ii) the receipt by the Trust of a tax opinion to the effect that the Reorganization will be tax-free to the Funds and their shareholders. A Reorganization Agreement may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of Trustees of the Trust determines that the Reorganization is not in the best interests of the shareholders of the Funds.

COSTS OF REORGANIZATIONS. The Adviser has agreed to pay the expenses incurred in connection with the Reorganizations. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; and (g) other related administrative or operational costs.

--------------------------------------------------------------------------------
                              FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

Each combination of a Selling Fund and its corresponding Acquiring Fund in a Reorganization is intended to qualify for U.S. federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the Selling Funds nor their shareholders will recognize gain or loss as a result of the Reorganization; the tax basis of the Acquiring Fund shares received by shareholders will be the same as the basis of the Selling Fund shares exchanged therefor; and the holding period of the Acquiring Fund shares received will include the holding period of the Selling Fund shares exchanged therefor, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the Trust will receive an opinion from counsel to the Trust to that effect. Shares held for the purpose of investment are generally considered to be capital assets. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

As of December 31, 2002, Driehaus International Growth Fund had $151,372,420 of unutilized capital loss carryforwards, Driehaus European Opportunity Fund had $15,267,304 of unutilized capital loss carryforwards and Driehaus Asia Pacific Growth Fund had $6,566,092 of unutilized capital loss carryforwards. As of December 31, 2002, Driehaus International Discovery Fund had $27,007,328 of unutilized capital loss carryforwards and Driehaus Emerging Markets Growth Fund had $11,118,737 of unutilized capital loss carryforwards. These capital loss carryforwards expire between 2008 and 2010. After and as a result of the Reorganizations, the capital loss carryforwards may be subject to limitations under applicable tax laws on the rate at which they may be used to offset future net capital gains of the relevant Acquiring Fund. As a result, some of the capital loss carryforwards may expire unutilized. The Board took this into account in concluding that the proposed Reorganizations would be in the best interests of each Fund.

THE SALE OF SECURITIES BY THE SELLING FUNDS BEFORE THE REORGANIZATIONS, WHETHER IN THE ORDINARY COURSE OF BUSINESS OR IN ANTICIPATION OF THE REORGANIZATIONS, COULD RESULT IN A TAXABLE CAPITAL GAINS DISTRIBUTION BEFORE THE REORGANIZATIONS. THE PRECEDING IS ONLY A GENERAL SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS OF THE FUNDS. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATIONS TO THEM, INCLUDING FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

--------------------------------------------------------------------------------
                                 CAPITALIZATION
--------------------------------------------------------------------------------

The following table sets forth as of December 31, 2002: (i) the unaudited capitalization of each Acquiring Fund; (ii) the unaudited capitalization of each Selling Fund; and (iii) the unaudited pro forma combined capitalization of the Acquiring Funds assuming the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                       NET ASSET VALUE      SHARES
FUND                                                    NET ASSETS        PER SHARE       OUTSTANDING
-----------------------------------------------------------------------------------------------------
Driehaus International Discovery Fund..............    $ 68,112,649        $18.03          3,778,093
Driehaus International Growth Fund.................    $107,097,204        $ 5.06         21,146,484
Driehaus European Opportunity Fund.................    $ 25,830,959        $19.55          1,321,490
                                                       ------------        ------         ----------
Pro Forma -- Driehaus International Discovery Fund
  and Driehaus International Growth Fund only......    $175,209,853        $18.03          9,718,038
Pro Forma -- Driehaus International Discovery Fund
  and Driehaus European Opportunity Fund only......    $ 93,943,608        $18.03          5,210,758
Pro Forma -- Driehaus International Discovery Fund,
  Driehaus International Growth Fund and Driehaus
  European Opportunity Fund........................    $201,040,812        $18.03         11,150,703
                                                       ------------        ------         ----------
Driehaus Emerging Markets Growth Fund..............    $ 35,931,996        $12.26          2,931,265
Driehaus Asia Pacific Growth Fund..................    $ 20,769,118        $11.36          1,828,114
                                                       ------------        ------         ----------
Pro Forma -- Driehaus Emerging Markets Growth
  Fund.............................................    $ 56,701,114        $12.26          4,625,320

--------------------------------------------------------------------------------
                        REASONS FOR THE REORGANIZATIONS
--------------------------------------------------------------------------------

On May 19, 2003, the Board of Trustees of the Trust, including the Trustees who are not "interested persons" (within the meaning of the 1940 Act), voted unanimously to approve each Reorganization and to recommended its approval to shareholders of the Selling Funds. DCM had recommended the Reorganizations because of a concern for its long term ability to effectively manage the five Funds given their current asset size. In reaching its decision, the Board considered the following factors to be of importance: (1) each Acquiring Fund has the identical investment objective and investment style, and substantially similar policies and limitations, as those of the corresponding Selling Fund;
(2) the Adviser has agreed to pay all costs of the Reorganizations; (3) each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes; (4) each combined fund will have a larger asset base and lower overall expense ratio than the Selling Funds; (5) the Acquiring Funds have an equal or greater geographic investment range than the Selling Funds, which should provide them with an increased ability to respond to regional market fluctuations and other changing market conditions; and (6) the Reorganization would allow shareholders of each Selling Fund to continue their investment in a fund with identical investment objectives and investment styles and an increased potential for growth opportunities. The Board also considered the terms and conditions of the Reorganization Agreement, and alternatives to the proposed Reorganizations. As noted above, the Board considered the Funds' capital loss carryforwards. After careful deliberation, the Board, including all of the independent Trustees, determined that the Reorganizations are in the best interests of each Fund, and that the interests of existing shareholders will not be diluted as a result of the Reorganizations.

BASED ON THIS INFORMATION, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE SELLING FUNDS APPROVE THE REORGANIZATIONS.

--------------------------------------------------------------------------------
                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

GENERAL. The Trust is an open-end management investment company established as a Delaware statutory trust pursuant to the Declaration of Trust. The Trust is also governed by its By-Laws and applicable Delaware state law.

SHARES. The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Trust consists of five separate investment series. The shares of the Funds have no preference as to conversion features, exchange privileges or other attributes, and have no preemptive rights.

VOTING RIGHTS. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series, except that: (i) when so required by the 1940 Act, the shares are voted in the aggregate and not by individual series; and (ii) when the Trustees of the Trust have determined that the matter only affects the interest of one or more series, then only shareholders of such series are entitled to vote.

SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called at any time by the Trustees or on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

ELECTION AND TERM OF TRUSTEES. The Trust's affairs are supervised by the Trustees under the laws governing statutory trusts in the State of Delaware. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed in accordance with the Trust's Declaration of Trust. Under the Trust's Declaration of Trust, Trustees hold office during the lifetime of the Trust and until its termination, or until their successors are duly elected and qualified, or until their death, removal or resignation. A Trustee may be removed at any time by written instrument signed by at least 80% (two-thirds with cause) of the number of Trustees prior to such removal or with or without cause by a vote of shareholders owning at least two-thirds of the outstanding shares.

SHAREHOLDER LIABILITY. Pursuant to Delaware state law and the Trust's Declaration of Trust, shareholders of the Funds generally are not personally liable for the acts, omissions or obligations of the Trustees or the Trust.

TRUSTEE LIABILITY. Pursuant to Delaware state law and the Trust's Declaration of Trust, Trustees are not personally liable to any person other than the Trust and the shareholders for any act, omission or obligation of the Trust or another Trustee. Pursuant to the Trust's Declaration of Trust, Trustees are not personally liable for any act or omission they take while acting as a Trustee or for any act or omission of any other person or party, except that Trustees are not protected against liability to the Trust or to shareholders resulting from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved as a Trustee. The Trust generally indemnifies Trustees against all liabilities and expenses incurred by reason of being a Trustee, except for liabilities and expenses arising from the Trustee's willful misfeasance, gross negligence or reckless disregard of their duties as a Trustee.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF THE FUNDS UNDER THE TRUST'S GOVERNING CHARTER DOCUMENTS, BY-LAWS AND STATE LAW, AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Information concerning the operation and management of the Funds is included in the current prospectus relating to the Funds, which is incorporated herein by reference and a copy of which accompanies this Proxy Statement/ Prospectus. Additional information about the Funds is included in the Statement of Additional Information for the Funds dated May 1, 2003, which is available upon request and without charge by calling (800) 560-6111.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Room maintained by the SEC at 450

Fifth Street, N.W., Room 1200, Washington, D.C. 20549. In addition, some of these items are available on the Internet at www.sec.gov.

HOUSEHOLDING. In order to provide greater convenience to shareholders and cost savings to the Funds by reducing the number of duplicate shareholder mailings, only one copy of most financial reports, proxy statements and prospectuses will be mailed to households, even if more than one person in a household owns shares of the Fund.

INTEREST OF CERTAIN PERSONS IN THE REORGANIZATIONS. The Adviser may be deemed to have an interest in the Reorganizations because it provides investment advisory services to the Funds pursuant to advisory agreements with the Funds. Future growth of the Funds can be expected to increase the total amount of fees payable to the Adviser.

FISCAL YEAR END AND FINANCIAL STATEMENTS. The fiscal year end of each Fund is December 31.

The financial statements of the Funds contained in the Funds' annual report to shareholders for the fiscal year ended December 31, 2002 have been audited by Ernst & Young LLP, their independent auditor. These financial statements for the Funds are incorporated by reference into this Proxy Statement/Prospectus. The Funds will furnish, without charge, a copy of their most recent semi-annual report succeeding such annual report, if any, on request. Requests should be directed to the Funds at P.O. Box 9817, Providence, Rhode Island 02940, or by calling (800) 560-6111.

For the Financial Highlights of each Fund, please see the accompanying prospectus.

TAX CONSEQUENCES. For a discussion of the tax consequences to shareholders of buying, holding, exchanging and selling any of the Funds' shares, please see the accompanying prospectus.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATIONS.

--------------------------------------------------------------------------------
                                 VOTING MATTERS
--------------------------------------------------------------------------------

GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by telephone, facsimile, Internet or in person. The cost of solicitation will be borne by the Adviser.

VOTING RIGHTS AND REQUIRED VOTE. Shareholders of the Selling Funds are entitled to one vote for each full share held and fractional votes for fractional shares. One-third of the shares of each Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization with respect to each Selling Fund requires the vote of a majority of the shares of such Fund entitled to vote, present in person or by proxy, on the approval. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. The proposed Reorganizations of the Funds will be voted upon separately by the shareholders of each Selling Fund. The consummation of each Fund's Reorganization is not conditioned on the approval of the Reorganization of the other Funds.

Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

If sufficient votes in favor of the proposals set forth in the Notice of the Special Meetings are not received by the time scheduled for a Meeting, the shareholders present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of Driehaus International Growth Fund, Driehaus European Opportunity Fund and Driehaus Asia Pacific Growth Fund at the close of business on July 3, 2003 (the "Record Date") are entitled to notice of and to vote at the Meetings and any postponement or adjournment thereof. At the close of business on the Record Date, 13,414,059.871 shares of Driehaus International Growth Fund were outstanding and entitled to vote, 1,237,892.263 shares of Driehaus European Opportunity Fund were outstanding and entitled to vote, and 1,396,739.685 shares of Driehaus Asia Pacific Growth Fund were outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

ACQUIRING FUNDS. As of the Record Date, the officers, advisory board member and Trustees of the Trust as a group, beneficially owned 6.38% of the outstanding shares of Driehaus International Discovery Fund and 20.11% of the outstanding shares of Driehaus Emerging Markets Growth Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of Driehaus International Discovery Fund and Driehaus Emerging Markets Growth Fund:

                                                                                TYPE OF OWNERSHIP --
                                                                   PERCENTAGE    BENEFICIAL (B) OR
             NAME AND ADDRESS                       FUND           OWNERSHIP         RECORD (R)
----------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                           Driehaus           22.21%          R
SPECIAL CUSTODY ACCOUNT FBO                     International
CUSTOMERS ATTN MUTUAL FUNDS                    Discovery Fund
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122
MAC & CO                                          Driehaus           10.04%          R
A/C SKFF8613342                                 International
MUTUAL FUND OPERATIONS                         Discovery Fund
PO BOX 3198
PITTSBURGH PA 15230-3198
NATIONAL FINANCIAL SERVICES CORP                  Driehaus            9.95%          R
200 LIBERTY ST FL 5                             International
NEW YORK NY 10281-1003                         Discovery Fund
DRIEHAUS COMPANIES                                Driehaus            8.12%          R
PROFIT SHARING PLAN & TRUST                     International
TRST ROBERT REA                                Discovery Fund
25 E ERIE ST
CHICAGO IL 60611-2735
HARRIS TRUST & SAVINGS BANK                       Driehaus            6.14%         R/B
FBO RICHARD H DRIEHAUS                          International
ATTN MARY ROLING                               Discovery Fund
111 W MONROE ST
CHICAGO IL 60603-4096
COVENANT MINISTRIES OF BENEVOLENCE                Driehaus            5.47%          R
CORP ATTN PHILIP MELCHERT                       International
5145 N CALIFORNIA AVE                          Discovery Fund
CHICAGO IL 60625-3642

                                                                                TYPE OF OWNERSHIP --
                                                                   PERCENTAGE    BENEFICIAL (B) OR
             NAME AND ADDRESS                       FUND           OWNERSHIP         RECORD (R)
----------------------------------------------------------------------------------------------------
HARRIS TRUST & SAVINGS BANK                   Driehaus Emerging      19.94%         R/B
FBO RICHARD H DRIEHAUS                       Markets Growth Fund
ATTN MARY ROLING
111 W MONROE ST
CHICAGO IL 60603-4096
CHARLES SCHWAB & CO INC                       Driehaus Emerging      18.38%          R
SPECIAL CUSTODY ACCOUNT FBO                  Markets Growth Fund
CUSTOMERS ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122
DRIEHAUS COMPANIES                            Driehaus Emerging      15.00%          R
PROFIT SHARING PLAN & TRUST                  Markets Growth Fund
TRST ROBERT REA
25 E ERIE ST
CHICAGO IL 60611-2735
NATIONAL FINANCIAL SERVICES CORP              Driehaus Emerging      12.28%          R
200 LIBERTY ST FL 5                          Markets Growth Fund
NEW YORK NY 10281-1003
DRIEHAUS ASSOCIATES FUND                      Driehaus Emerging      11.18%         R/B
25 E ERIE ST                                 Markets Growth Fund
CHICAGO IL 60611-2735

SELLING FUNDS. As of the Record Date, the officers, advisory board member and Trustees of the Trust as a group, beneficially owned less than 1% of the outstanding shares of Driehaus International Growth Fund, 7.22% of the outstanding shares of Driehaus European Opportunity Fund and 11.85% of the outstanding shares of Driehaus Asia Pacific Growth Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of Driehaus International Growth Fund, Driehaus European Opportunity Fund and Driehaus Asia Pacific Growth
Fund:

                                                                                   TYPE OF OWNERSHIP --
                                                                      PERCENTAGE    BENEFICIAL (B) OR
             NAME AND ADDRESS                         FUND            OWNERSHIP         RECORD (R)
-------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES CORP             Driehaus International     53.97%          R
200 LIBERTY ST FL 5                               Growth Fund
NEW YORK NY 10281-1003
MITRA & CO                                   Driehaus International      5.15%          R
PO BOX 2977                                       Growth Fund
MILWAUKEE WI 53201-2977
CHARLES SCHWAB & CO INC                        Driehaus European        15.04%          R
SPECIAL CUSTODY ACCOUNT                         Opportunity Fund
FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122
DRIEHAUS COMPANIES                             Driehaus European        12.36%          R
PROFIT SHARING PLAN & TRUST                     Opportunity Fund
TRST ROBERT REA
25 E ERIE ST
CHICAGO IL 60611-2735
NATIONAL FINANCIAL SERVICES CORP               Driehaus European        11.50%          R
200 LIBERTY ST FL 5                             Opportunity Fund
NEW YORK NY 10281-1003

                                                                                   TYPE OF OWNERSHIP --
                                                                      PERCENTAGE    BENEFICIAL (B) OR
             NAME AND ADDRESS                         FUND            OWNERSHIP         RECORD (R)
-------------------------------------------------------------------------------------------------------
NATIONAL INVESTOR SERVICES                     Driehaus European        10.36%          R
FBO 097-50000-19                                Opportunity Fund
55 WATER STREET, 32ND FLOOR
NEW YORK NY 10041-3299
HARRIS TRUST & SAVINGS BANK                    Driehaus European         6.96%         R/B
FBO RICHARD H DRIEHAUS                          Opportunity Fund
ATTN MARY ROLING
111 W MONROE ST
CHICAGO IL 60603-4096
EDWARD LOWE FOUNDATION                         Driehaus European         5.06%          B
C/O DON BAUTERS                                 Opportunity Fund
EDWARD LOWE INDUSTRIES
PO BOX 8
CASSOPOLIS MI 49031-0008
JOHN J PAIRITZ AND JOHN M PYCIK                Driehaus European         5.01%          B
TRST LOWE CHARITABLE REMAINDER                  Opportunity Fund
UNITRUST U/A DTD 01/19/1995
58220 DECATUR RD
PO BOX 385
CASSOPOLIS MI 49031
CHARLES SCHWAB & CO INC                          Driehaus Asia          24.20%          R
SPECIAL CUSTODY ACCOUNT                       Pacific Growth Fund
FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122
NATIONAL FINANCIAL SERVICES CORP                 Driehaus Asia          22.20%          R
200 LIBERTY ST FL 5                           Pacific Growth Fund
NEW YORK NY 10281-1003
COVENANT MINISTRIES OF BENEVOLENCE               Driehaus Asia          12.50%          R
CORP ATTN PHILIP MELCHERT                     Pacific Growth Fund
5145 N CALIFORNIA AVE
CHICAGO IL 60625-3642
HARRIS TRUST & SAVINGS BANK                      Driehaus Asia          11.76%         R/B
FBO RICHARD H DRIEHAUS                        Pacific Growth Fund
ATTN MARY ROLING
111 W MONROE ST
CHICAGO IL 60603-4096
EVANGELICAL COVENANT CHURCH EMP                  Driehaus Asia           6.91%          R
RET PLN                                       Pacific Growth Fund
ATTN PHILIP MELCHERT
5145 N CALIFORNIA AVE
CHICAGO IL 60625-3642

                                                                                   TYPE OF OWNERSHIP --
                                                                      PERCENTAGE    BENEFICIAL (B) OR
             NAME AND ADDRESS                         FUND            OWNERSHIP         RECORD (R)
-------------------------------------------------------------------------------------------------------
NATIONAL INVESTOR SERVICES                       Driehaus Asia           5.90%          R
FBO 097-50000-19                              Pacific Growth Fund
55 WATER STREET, 32ND FLOOR
NEW YORK NY 10041-3299
DRIEHAUS COMPANIES                               Driehaus Asia           5.09%          R
PROFIT SHARING PLAN & TRUST                   Pacific Growth Fund
TRST ROBERT REA
25 E ERIE ST
CHICAGO IL 60611-2735

CONTROL PERSONS. As of the Record Date, to the best of the knowledge of the Trust, the following person was considered a control person, as defined by the 1940 Act: Richard H. Driehaus is a control person of the Driehaus Emerging Markets Growth Fund based on his direct or indirect ownership of 46.12% of that Fund.

EXPENSES. In order to obtain the necessary quorum at a Meeting, additional solicitations may be made by mail, telephone, Internet, facsimile or personal interview by representatives of the Trust, DCM and/or their service providers. The total amount estimated to be spent in furtherance of, and in connection with, the solicitation of shareholders is approximately $15,000. All costs of solicitation (including the printing and mailing of this Proxy Statement/Prospectus, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Adviser. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

The Board of Trustees of the Trust knows of no other business to be brought before the Meetings. However, if any other matters come before a Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

--------------------------------------------------------------------------------
                             SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------

Shareholder inquiries may be addressed by calling (800) 560-6111.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE USING THE METHODS DESCRIBED ON THE ENCLOSED PROXY CARD(S).

By Order of the Board of Trustees,

/s/ Lisa M. King
Lisa M. King
Secretary
DRIEHAUS MUTUAL FUNDS

                                                                       EXHIBIT A

--------------------------------------------------------------------------------
                      AGREEMENT AND PLAN OF REORGANIZATION
--------------------------------------------------------------------------------

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 7th day of July, 2003 by Driehaus Mutual Funds, a Delaware statutory trust (the "Trust"), on behalf of and among [Driehaus International Discovery Fund/Driehaus Emerging Markets Growth Fund] (the "Acquiring Fund"); [Driehaus International Growth Fund and Driehaus European Opportunity Fund/Driehaus Asia Pacific Growth Fund] ([each a/the] "Selling Fund" [and, together, the "Selling Funds"] and, collectively with the Acquiring Fund, the "Funds"); and Driehaus Capital Management, Inc. (the "Adviser"), the investment adviser to the Funds (for purposes of Section 9.1 of the Agreement only).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of [the/each] Selling Fund to the Acquiring Fund in exchange for shares of beneficial interest, no par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the liabilities of [the/each] Selling Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of [the/each] Selling Fund and the termination, dissolution and liquidation of [the/each] Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act");

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization, with respect to [the/each] Selling Fund, is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND[S] IN EXCHANGE FOR ACQUIRING FUND SHARES
             AND TERMINATION AND LIQUIDATION OF THE SELLING FUND[S]

1.1 THE EXCHANGE. [The/Each] Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to [the/each] Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the Closing Date provided for in Section 3.1.

1.2 ASSETS TO BE TRANSFERRED. [The/Each] Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of such Selling Fund on the Closing Date.

[The/Each] Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish [the/each] Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. A Selling Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of a Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require a Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Trust's Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would violate their fiduciary duties to the Selling Fund's shareholders.

1.3 LIABILITIES TO BE ASSUMED. [The/Each] Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after its Closing Date as is conveniently practicable but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) [the/each] Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to [the/each] Selling Fund, in an amount equal in value to the aggregate net asset value of [the/each] Selling Fund, to be distributed to Selling Fund shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 TERMINATION. [The/Each] Selling Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.8 RELATIONSHIP OF TRANSACTIONS. [Applicable to Driehaus International Growth Fund and Driehaus European Opportunity Fund only] Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to the other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the term "Selling Fund" as meaning only that series of the Trust which is involved in the Reorganization as of the Closing Date.

                                   ARTICLE II

                                   VALUATION

2.1 VALUATION OF ASSETS. The value of a Selling Fund's net assets shall be the value of such assets as of the close of regular trading on The New York Stock Exchange ("NYSE") on the business day immediately prior to the

Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for [the/each] Selling Fund's net assets, shall be determined by dividing the Selling Fund's net assets determined in accordance with Section 2.1, by the Acquiring Fund's net asset value per share determined in accordance with Section 2.2.

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or a Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or a Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

                                  ARTICLE III

                           CLOSINGS AND CLOSING DATE

3.1 CLOSING DATE. The Closing Date shall be September 29, 2003 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date. The Closing shall be held as of 8:00 a.m. Central time (the "Effective Time") at the offices of Vedder, Price, Kaufman & Kammholz in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN'S CERTIFICATE. [The/Each] Selling Fund shall cause J.P. Morgan Chase & Company, as custodian for the Selling Fund (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) [the/each] Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

3.3 TRANSFER AGENT'S CERTIFICATE. [The/Each] Selling Fund shall cause PFPC Inc., as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause PFPC Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to [the/each] Selling Fund that such Acquiring Fund Shares have been credited to [the/each] Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUND[S]. The Trust, on behalf of [the/each] Selling Fund, represents and warrants as follows:

(a) The Trust is an association duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Selling Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust's Declaration of Trust.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Selling Fund as of December 31, 2002, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of December 31, 2002, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business). For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed, have been filed, and all federal, state, local and other taxes required to be paid (whether or not a return or report is required) have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no tax authority is currently auditing or preparing to audit such Selling Fund, and no assessment has been asserted against [a/the] Selling Fund.

(j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in
    Section 3.3. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, and has no outstanding securities convertible into any of the Selling Fund shares.

(k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, the Acquiring Fund will acquire good and marketable title thereto.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) For each taxable year of its operations, including the short taxable year ending with the Closing Date, the Selling Fund has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a "regulated investment company" under the Code (a "RIC").

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Trust is a voluntary association, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust's Declaration of Trust.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f) The financial statements of the Acquiring Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Selling Fund[s]) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2002, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business). For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed. All federal, state, local and other taxes required to be paid (whether or not a return or report is required) have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment has been asserted against the Acquiring Fund.

(i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase the Acquiring Fund Shares, and there are no outstanding securities convertible into the Acquiring Fund Shares.

(j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operations, the Acquiring Fund has elected to qualify, has qualified and intends to continue to qualify as a RIC under the Code.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the "1933 Act"), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

                             COVENANTS OF THE FUNDS

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and [the/each] Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. [The/Each] Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. [The/Each] Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, [the/each] Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust's Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund[s] (the "Registration Statement"). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund[S]Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

                                   ARTICLE VI

         CONDITION PRECEDENT TO OBLIGATIONS OF [THE/EACH] SELLING FUND

The obligations of [the/each] Selling Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to [the/each] Selling Fund a certificate executed in the Acquiring Fund's name by the Trust's President or Senior Vice President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of [the/each] Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of [a/the] Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. [The/Each] Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Trust's President or Senior Vice President and the Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 [The/Each] Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

                                  ARTICLE VIII

                          FURTHER CONDITIONS PRECEDENT

The obligations of [the/each] Selling Fund or the Acquiring Fund hereunder shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to [the/each] Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of [the/each] Selling Fund in accordance with applicable law and the provisions of the Trust's Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor [a/the] Selling Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 [The/Each] Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under
Section 103(a) of the Code over its deduction disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

8.6 The parties shall have received on the Closing Date an opinion from Vedder, Price, Kaufman & Kammholz, counsel to the Trust, dated as of the Closing Date, covering the following points:

(a) Each Fund is a legally designated, separate series of the Trust, and the Trust is a statutory trust, validly existing under the laws of the State of Delaware, which, to such counsel's knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b) The Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration under the 1940 Act is in full force and effect.

(c) Assuming that consideration of not less than the net asset value of Selling Fund Shares has been paid, and assuming that such shares were issued in accordance with the terms of [the/each] Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable, and no shareholder of [a/the] Selling Fund has any preemptive rights with respect to the Selling Fund's shares.

(d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to [the/each] Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(e) The Registration Statement is effective and to such counsel's knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust's Declaration of Trust (assuming approval of Selling Fund Shareholders has been obtained) or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which a Fund is a party or by which a Fund or any of its properties may be bound.

8.7 The parties to the Reorganization shall have received an opinion of Vedder, Price, Kaufman & Kammholz addressed to the Acquiring Fund and [the/each] Selling Fund involved in the Reorganization substantially to the effect that for federal income tax purposes with respect to [the/each] Selling Fund:

(a) The transfer of all of the Selling Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation, dissolution and termination of the Selling Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders in exchange for such Shareholders' shares of the Selling Fund.

(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization.

(e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such Shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f) The tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz may reasonably request, and [the/each] Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor [a/the] Selling Fund may waive the conditions set forth in this Section 8.7.

                                   ARTICLE IX

                                    EXPENSES

9.1 The Adviser will pay the expenses incurred in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker's fees or similar fees or commission payments in connection with the transactions provided for herein.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust's President or the Senior Vice President without further action by the Trust's Board of Trustees. In addition, either party may at its option terminate this Agreement at or before the Closing Date due to:

(a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Trust's Board of Trustees that the consummation of the transactions contemplated herein is not in the best interests of any Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Trust, the Trustees, the Acquiring Fund, [a/the] Selling Fund or the Trust's officers.

                                  ARTICLE XII

                                   AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Selling Fund Shareholders called by [a/the] Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Funds, as provided in the Trust's Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of each Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Funds as provided in the Trust's Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                            DRIEHAUS MUTUAL FUNDS
                                            ON BEHALF OF [DRIEHAUS INTERNATIONAL
                                            DISCOVERY FUND/DRIEHAUS EMERGING
                                            MARKETS GROWTH FUND]

                                            By:
                                            ------------------------------------
                                            Name:
                                            ------------------------------------
                                            Title:
                                            ------------------------------------

ACKNOWLEDGED:

By:
------------------------------------
Name:
------------------------------------
Title:
------------------------------------

                                            DRIEHAUS MUTUAL FUNDS
                                            ON BEHALF OF [DRIEHAUS INTERNATIONAL
                                            GROWTH FUND AND DRIEHAUS EUROPEAN
                                            OPPORTUNITY FUND/DRIEHAUS ASIA
                                            PACIFIC GROWTH FUND]

                                            By:
                                            ------------------------------------
                                            Name:
                                            ------------------------------------
                                            Title:
                                            ------------------------------------

ACKNOWLEDGED:

By:
------------------------------------
Name:
------------------------------------
Title:
------------------------------------

                                            The undersigned is a party to this
                                            Agreement for the purposes of
                                            Section 9.1 only:

                                            DRIEHAUS CAPITAL MANAGEMENT, INC.

                                            By:
                                            ------------------------------------
                                            Name:
                                            ------------------------------------
                                            Title:
                                            ------------------------------------

ACKNOWLEDGED:

By:
------------------------------------
Name:
------------------------------------
Title:
------------------------------------

                                                                       EXHIBIT B

--------------------------------------------------------------------------------
      DRIEHAUS INTERNATIONAL DISCOVERY FUND -- PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

For the year ended December 31, 2002, the Driehaus International Discovery Fund returned -12.90%. This compares with a return of -16.02% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE(R)) Growth Index and -14.67% for the MSCI All Country (AC) World Free Ex-U.S. Index for the same period.

Since the fund's inception on December 31, 1998, through December 31, 2002, the Driehaus International Discovery Fund posted an annualized return of 20.00%, compared with -11.30% for the MSCI EAFE(R) Growth Index and -6.52% for the MSCI AC World Free Ex-U.S. Index over the same time.(1)

The equity markets of every region of the world retreated in 2002, marking the third consecutive year of losses. Emerging markets, which managed to stem their damages at -6%, had the best performance globally, while Europe on the whole turned in one of the worst performances, losing more than 18%. Among the individual countries, most stock markets posted double-digit declines, leaving few places for investors to hide, particularly during a brutal October.

Much of this dismal performance picture can be traced to sluggish global economies that -- despite their lower valuations, declining interest rates, and appreciating currencies -- took their cue from the U.S., which remained mired in slow-recovery mode. Country-specific events -- from Japan's continued banking problems to Venezuela's political unrest -- combined with global tension surrounding Iraq and North Korea to create a volatile geopolitical environment that was less conducive to growth and profit.

Overall in 2002, the fund was overweight in the emerging markets and Asia/Far East sectors and underweight in Europe relative to the MSCI EAFE(R) Growth Index, which accounts for much of our outperformance versus this index. In terms of individual countries, our top five weightings at year end were the UK, Canada, China/ Hong Kong, South Korea, and Taiwan, which totaled 42% of the fund. Our overweighting of South Korea -- plus our holdings in such top performers as South Africa, Indonesia, Austria, and Thailand throughout the year -- helped to tip the balance in our favor.

Given our cautious assessment of the U.S. economy in 2002, we focused on companies more geared to domestic demand, primarily in Asian and emerging markets, rather than multinational companies. We believe that, in general, consumers in the world outside the U.S. are underleveraged. As incomes rise and credit becomes more affordable, consumer spending in these countries should increase, followed by company and market growth. This concept was tested, and proven, in South Korea over the past few years and appears to be proving itself again in China and Russia.

As one way to play this theme in Asia (outside Japan), we invested in companies that focused on domestically produced goods and services as well as the financial services companies that can help consumers increase their spending power for these items through loans and credit cards. Easier access to credit also benefited sectors such as property stocks in Thailand.

We applied this same thinking to Russia as well as the emerging markets of Eastern Europe, where eight countries were approved for entry into the European Union, including markets where the fund is invested, such as Estonia and the Czech Republic. As these countries work to implement EU economic and legal standards, we expect to see growing convergence between these markets and those of Western Europe, which should continue to benefit the banking industry and consumer-oriented companies in this region. Our investments in these areas, combined with our Asian holdings, made finance and consumer services our second and third largest sector weightings at year end, accounting for 15% and 13% of the portfolio, respectively.

At mid-year, we had invested approximately 13% of the portfolio in the Japanese market due to the strength of domestic demand for discount retailing, shopping mall developers, and color cellphone companies. By the third quarter, the Japanese market had collapsed again, on the back of another banking crisis, and was on its way to another losing year. We reinvested this money into Southeast Asian stocks, which enabled us to participate in a fourth-quarter rally in these markets. Our purchases during the fourth quarter included several internet companies in China and South Korea after we noted that they had finally turned profitable for the first time ever, following in the footsteps of their major counterparts in the U.S. This reallocation reduced our Japanese exposure to under 2% and brought our technology exposure to approximately 16% of the portfolio, our largest sector weighting as of year end.

Looking ahead to 2003, a key question is whether the strong currencies of Europe and Japan -- which hit or neared all-time highs against the dollar in 2002 -- will push other countries into further efforts to stimulate consumer demand for domestically produced products and services as a way to counter the higher price of imports. If this happens, we believe the fund should be well positioned in smaller companies that will benefit from this trend. Our philosophy continues to center on finding and investing in shares offering the best growth in the world, and we continue to believe this growth is in Asia and the emerging markets, especially China. In line with this, the portfolio is likely to remain overweight in these sectors of the market and underweight in Europe.

SINCERELY,


/s/ Emery R. Brewer                                      /s/ Eric J. Ritter
Emery R. Brewer                                          Eric J. Ritter, CFA
Senior Portfolio Manager                                 Portfolio Manager
January 30, 2003                                         January 30, 2003

---------------

(1) During these periods, the Fund's returns reflect fee waivers and/or reimbursements without which performance would have been lower.

DRIEHAUS INTERNATIONAL DISCOVERY FUND

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund's inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

-----------------------------------------------------------------------------------------------------------
                                                                                     Since Inception
                                                                                       (12/31/98 -
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02                   1 Year    3 Years         12/31/02)
-----------------------------------------------------------------------------------------------------------
 Driehaus International Discovery Fund (DRIDX)(1)             -12.90%   -12.86%           20.00%
 MSCI EAFE(R) Index(2)                                        -15.94%   -17.24%           -7.90%
 MSCI EAFE(R) Growth Index(3)                                 -16.02%   -21.81%          -11.30%
 MSCI AC World Free Ex-US Index(4)                            -14.67%   -16.45%           -6.52%
 Lipper International Small Cap Fund Index(5)                  -7.95%   -13.54%            1.30%
-----------------------------------------------------------------------------------------------------------

[PERFORMANCE GRAPH]

                                                                                                                    LIPPER
                                                    MSCI EAFE(R)        MSCI EAFE(R)        MSCI AC WORLD     INTERNATIONAL SMALL
                                   DRIDX1              INDEX2           GROWTH INDEX3     FREE EX-US INDEX4     CAP FUND INDEX5
                                   ------           ------------        -------------     -----------------   -------------------
Jan 1999                          10000.00            10000.00            10000.00            10000.00              10000.00
                                  10880.00            10139.10             9857.00            10237.00              10374.00
Jun 1999                          14200.00            10396.80             9894.00            10715.00              11780.00
                                  16570.00            10853.00            10302.00            11079.00              12703.00
Dec 1999                          31365.00            12696.40            12946.00            13090.00              16292.00
                                  41569.00            12683.10            13137.00            13193.00              17987.00
Jun 2000                          34352.00            12180.60            11919.00            12655.00              16226.00
                                  27823.00            11198.10            10544.00            11623.00              15538.00
Dec 2000                          27823.00            10897.60             9772.00            11116.00              13927.00
                                  24243.00             9403.80             8149.00             9655.00              12414.00
Jun 2001                          24703.00             9305.55             7951.00             9642.00              12768.00
                                  20375.00             8002.78             6703.00             8218.00              10679.00
Dec 2001                          23828.20             8560.87             7370.00             8949.00              11438.00
                                  26706.00             8604.39             7335.00             9096.00              11915.00
Jun 2002                          26004.00             8422.02             7198.00             8855.00              12228.00
                                  20501.00             6760.04             5826.00             7146.00              10220.00
Dec 2002                          20755.00             7196.26             6189.00             7636.00              10529.00

---------------

(1) The returns for these periods reflect fee waivers and/or reimbursements without which performance would have been lower.

(2) The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE(R) Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. Data is in U.S. dollars. Source: Strategic Financial Solutions, L.L.C.

(3) The Morgan Stanley Capital International Europe, Australia and Far East Growth Index (MSCI EAFE(R) Growth Index) is an unmanaged index composed of a sample of companies with higher price-to-book ratios, representative of the market structure of 21 European and Pacific Basin countries. The MSCI EAFE(R) Growth Index has been added as a comparison of the Fund's growth-oriented investment style. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

(4) The Morgan Stanley Capital International All Country World Free Ex-US Index (MSCI AC World Free Ex-US Index) is a recognized benchmark of non-US stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 48 countries. The MSCI AC World Free Ex-US Index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The MSCI AC World Free Ex-US Index has been added as a wider cross section of the marketplace in which the Fund invests, than the MSCI EAFE(R) Index. Data is in U.S. dollars. Source:
    Morgan Stanley Capital International Inc.

(5) The Lipper International Small Cap Fund Index is an equally weighted managed index of the largest qualifying funds that invest at least 65% of assets in equity securities of non-United States companies with a market capitalization of less than $1 billion at time of purchase. Data is in U.S. dollars. Source: Lipper Analytical Services.

                                                                       EXHIBIT C

--------------------------------------------------------------------------------
      DRIEHAUS EMERGING MARKETS GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

For the year ended December 31, 2002, the Driehaus Emerging Markets Growth Fund returned -7.61%. This compares with a return of -6.00% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index for the same period.

In the five years since the fund's inception on December 31, 1997, through December 31, 2002, the Driehaus Emerging Markets Growth Fund posted an annualized return of 5.52%, compared with the MSCI Emerging Markets Free Index's return of -4.58% over the same time.(1)

For 2002, the emerging markets, as measured by the MSCI Emerging Markets Free Index, outperformed the more developed sectors of the global market, as represented by the major U.S. indexes and the MSCI Europe, Australia, Far East (EAFE(R)) Index. This continued a trend that began in 2001. In our opinion, this developing trend can be attributed to the attractive valuations of emerging markets, the abundance of strong earnings growth in selected countries and sectors, as well as the growing strength of domestic consumer demand in individual countries in Asia and Eastern Europe.

2002 was a year of extreme volatility worldwide, fueled by an uncertain outlook for global economic growth and geopolitical turmoil. The Driehaus Emerging Markets Growth Fund's underperformance relative to the index in 2002 was due in part to the fund's aggressive investments in the information technology sector at the beginning of the year, specifically in companies geared toward the design and manufacturing of semiconductors and other electronic components for export. As the global economic recovery remained elusive and the U.S. dollar continued its strong year-long decline, these export-oriented companies suffered.

Based on anemic global growth, particularly in the U.S., we worked to move the fund to positions that would be less affected by this trend. This included taking advantage of the growing domestic consumer markets in many of the emerging economies, including China, Thailand, Russia, the Czech Republic, Hungary, and South Africa. Rising incomes, better access to credit, and gathering strength in local currencies led to growth in consumer-related goods and services as well as financial services, where the retail customer had been underserved for years, especially in the area of mortgages, auto loans, and credit cards. By the end of the year, the fund held an overweight position in finance, its largest sector weighting, which benefited its performance in 2002.

With the recent approval of eight Eastern European countries for entry into the European Union in 2004, including Hungary, Poland, Estonia, and the Czech Republic, we particularly like the potential of Eastern Europe. As part of the conditions for entry, these countries will have to meet European Union laws and standards on issues ranging from budget deficits to inflation to food safety and humanitarian concerns. We have already seen interest rates and inflation drop and currencies strengthen in the region, as these economies become more integrated with those of Western Europe and ultimately move toward a monetary union. All of these changes are expected to spark an increased amount of investment in infrastructure throughout the region and spur continued economic growth over the next few years.

We also are positive on China, and our decision to overweight Hong Kong was based in part on our strategy of capitalizing on the strong growth taking place in the Chinese economy. With GDP estimates of 8.0% and 7.2% in 2002 and 2003, respectively, China is Asia's fastest growing market, according to the International Monetary Fund. Already the world's sixth largest trading economy, the country is expected to pass the UK and France by 2007, moving into the number four slot. As part of its entry into the World Trade Organization in 2001, China is in the process of implementing trade and investment reforms and relaxing investment barriers, particularly in finance, telecommunications, and transportation. All of this contributes to a business environment that is becoming more predictable. We have played these trends by investing in construction, especially of tollroads, automobiles and consumer goods.

In South America, which experienced a chaotic 2002, Brazil -- at 6.2% of the fund -- accounted for approximately 85% of our exposure in the region, with Argentina and Chile representing just over 1% of the fund's assets. Now that Brazil has completed a major devaluation as well as its presidential elections, we are inclined to view the outlook there in a slightly more positive light. In general, however, in view of the region's ongoing debt concerns and poor performance in 2002, our exposure remains relatively market-weight in Brazil and underweight in the other South American countries.

We believe the emerging economies still have room to perform well going forward. Growth forecasts in many of these countries remain good, and we continue to particularly favor the prospects of China and Eastern and Central Europe for the reasons discussed above. Overall, we are optimistic about the potential of the emerging markets in 2003.

SINCERELY,

/S/ EMERY R. BREWER
EMERY R. BREWER
Portfolio Manager
January 30, 2003

---------------

(1) During these periods, the Fund's returns reflect fee waivers and/or reimbursements without which performance would have been lower.

DRIEHAUS EMERGING MARKETS GROWTH FUND

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund's inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

--------------------------------------------------------------------------------------------------------------------
                                                                                              Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02                   1 Year   3 Years   5 Years   (12/31/97 - 12/31/02)
--------------------------------------------------------------------------------------------------------------------
 Driehaus Emerging Markets Growth Fund (DREGX)(1)             -7.61%   -11.22%    5.52%            5.52%
 MSCI EMF Index(2)                                            -6.00%   -13.97%   -4.58%           -4.58%
 Lipper Emerging Markets Fund Index(3)                        -4.63%   -14.00%   -4.71%           -4.71%
--------------------------------------------------------------------------------------------------------------------

(PERFORMANCE GRAPH)

                                                                                                         LIPPER EMERGING MARKETS
                                                         DREGX1                  MSCI EHF INDEX2               FUND INDEX3
                                                         ------                  ---------------         -----------------------
Jan 1998                                                  10000                       10000                       10000
                                                          10550                       10619                       10511
Jun 1998                                                   9520                        8113                        8300
                                                           7560                        6328                        6331
Dec 1998                                                   8730                        7466                        7313
                                                           9380                        8395                        7894
Jun 1999                                                  12230                       10443                        9880
                                                          11480                        9904                        9189
Dec 1999                                                  18696                       12424                       12356
                                                          22169                       12725                       12613
Jun 2000                                                  18686                       11432                       11171
                                                          16599                        9945                        9791
Dec 2000                                                  14447                        8621                        8539
                                                          13255                        8152                        7950
Jun 2001                                                  14011                        8480                        8437
                                                          11232                        6648                        6696
Dec 2001                                                  14161                        8417                        8240
                                                          16295                        9377                        9236
Jun 2002                                                  14502                        8591                        8586
                                                          12133                        7190                        7206
Dec 2002                                                  13083                        7912                        7858

---------------

(1) The returns for these periods reflect fee waivers and/or reimbursements without which performance would have been lower.

(2) The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) is a recognized benchmark of Emerging Markets stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 26 Emerging Markets countries. This index aims to capture 85 percent of the free float adjusted market capitalization in each industry group in each country. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc. The Fund's performance has previously been compared to the Morgan Stanley Capital International Emerging Markets Index. This index has been discontinued by Morgan Stanley because it was comprised of securities regardless of any restrictions a foreign investor who wished to invest directly in those securities would face. Morgan Stanley replaced this index with the MSCI EMF Index which, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities.

(3) The Lipper Emerging Markets Fund Index is an equally weighted managed index of the largest qualifying funds. Funds in this index seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where "emerging markets" is defined by a country's per-capita GNP or other economic measure. Data is in U.S. dollars. Source:
    Lipper Analytical Services.

                                                                       EXHIBIT D

--------------------------------------------------------------------------------
        DRIEHAUS INTERNATIONAL GROWTH FUND -- PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

For the year ended December 31, 2002, the Driehaus International Growth Fund returned -24.81%. This compares with a return of -16.02% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE(R)) Growth Index, and -14.67% for the MSCI All Country (AC) World Free Ex-U.S. Index for the same period.

For the five year period ended December 31, 2002, the Driehaus International Growth Fund returned -4.70%. This compares with a return of -5.43% for the MSCI EAFE(R) Growth Index and -2.66% for the MSCI AC World Free Ex-U.S. Index for the same period.

For the ten year period ended December 31, 2002, the Driehaus International Growth Fund returned 7.09%. This compares with a return of 1.53% for the MSCI EAFE(R) Growth Index and 4.17% for the MSCI AC World Free Ex-U.S. Index for the same period.(1)

Since the fund's inception on July 1, 1990, through December 31, 2002, the Driehaus International Growth Fund posted an annualized return of 7.08%, compared with 0.12% for the MSCI EAFE(R) Growth Index and 2.35% for the MSCI AC World Free Ex-U.S. Index over the same time.(1)

As 2002 began, early indications of a potential economic turnaround sent global markets higher. However, the turnaround did not materialize, and it soon became clear that the economic slowdown was going to last even longer than expected. This, in combination with increased geopolitical pressures and continued fallout from the technology sector collapse, set the stage for the third straight year of losses in the global equity markets.

Throughout 2002, our strategy was fairly consistent. The fund continued to underweight Western Europe and Japan and overweight emerging markets, with our exposure to this sector hovering around 30% all year, the maximum allowable under fund guidelines. Our view at the beginning of 2002 -- and our view now -- is that we expect to see faster economic growth in these smaller markets. If anything, growth in the more mature markets was even slower than we anticipated in 2002.

Our confidence in the potential of emerging markets was rewarded, as this sector was the best performer globally in 2002. However, other factors combined to restrain the fund's performance for the year. With low interest rates and a gloomy perception of economic recovery in the U.S., the dollar began to decline rapidly and continued its fall throughout the year, ending 2002 down 18% against the euro, 11% against the pound, and 10% against the yen. Since the fund was underweight in both euros and yen, this hurt performance. According to our calculations, more than 65% of the difference in performance between the Driehaus International Growth Fund and its MSCI EAFE(R) Growth benchmark in 2002 was the result of currency movements.

Additionally, at the beginning of the year, we were among those anticipating a more substantial economic recovery in 2002. Since the markets usually rebound before such a recovery, we had positioned the fund more aggressively in order to capitalize on the early rally. However, the recovery remained sluggish and the markets became extremely volatile, culminating in the climactic sell-off of late September and early October. In this environment, the growth approach to investing generally continued to struggle.

For 2002, the International Monetary Fund reported global economic growth of 2.8%, with the growth of the world's 30 largest economies estimated at just 1.5%. So, while we saw some recovery from 2001's recession, that recovery was tepid -- and much weaker than normally seen at this point in the cycle. This was primarily due to the global economy's continued efforts to work off the excesses that resulted from the previous expansion, particularly the technology bubble.

In addition, as earnings globally continued to be poor in the first half of 2002, a clear disconnect between growth and earnings was evident, and international companies with strong earnings growth were not rewarded during most of the year. Over the 20 years from 1980 to 1999, companies with the best earnings revisions have historically outperformed companies with the worst revisions. While this trend reversed itself during the bear market, there are some indications that it has been re-established, which would clearly be positive for growth investors.

As we enter 2003, our general outlook is that, despite the third consecutive down year in the global markets, the rate of decline appears to have slowed, and many companies continue to grow. So it is reasonable to expect that the situation will begin to improve at some point, although it is difficult to forecast exactly when this will occur. We continue to believe that emerging markets -- with their restructuring efforts, low valuations, and good earnings growth -- hold the most promise. As far as specific countries, we think that China and Russia will continue to perform well, with China providing the greatest positive surprises, and that the economies of Eastern Europe will continue to integrate with those of the western part of the continent. We believe Western Europe will recover, although we expect that recovery to lag the one in the U.S., and Japan will continue to be disappointing. We plan to weight our portfolio accordingly.

While our outlook may sound less than glowing, it may not be a bad thing for the markets. Historically, a slow growth environment has often provided an excellent setting for growth investments, as investors focus on select companies that have supplied strong earnings growth despite the overall economic backdrop.

SINCERELY,


                                                    /s/ Svein Backer
/s/ William R. Andersen                             Svein Backer
William R. Andersen, CFA                            Assistant Portfolio Manager
Portfolio Manager                                   January 30, 2003
January 30, 2003

---------------

(1) The Driehaus International Growth Fund performance data includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the fund's predecessor, for the periods before the fund's registration statement became effective. The Partnership, which was established on July 1, 1990, was managed following substantially the same objectives, policies, and philosophies as are currently followed by the Driehaus International Growth Fund, successor to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect estimated expenses of the fund. The returns for certain periods reflect fee waivers and/or reimbursements without which performance would have been lower.

DRIEHAUS INTERNATIONAL GROWTH FUND

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $100,000 investment in the Fund since July 1, 1990 (the date of the Partnership's inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        Since Inception
                                                                                                           (7/1/90 -
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02                  1 Year    3 Years   5 Years   10 Years        12/31/02)
-----------------------------------------------------------------------------------------------------------------------------
 Driehaus International Growth Fund (DRIGX)(1)               -24.81%   -29.99%   -4.70%     7.09%            7.08%
 MSCI EAFE(R) Index(2)                                       -15.94%   -17.24%   -2.89%     4.00%            1.93%
 MSCI EAFE(R) Growth Index(3)                                -16.02%   -21.81%   -5.43%     1.53%            0.12%
 MSCI AC World Free Ex-US Index(4)                           -14.67%   -16.45%   -2.66%     4.17%            2.35%
 Lipper International Fund Index(5)                          -13.83%   -15.99%   -1.64%     5.56%            3.77%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                     LIPPER
                                                     MSCI EAFE(R)        MSCI EAFE(R)        MSCI AC WORLD     INTERNATIONAL FUND
                                    DRIGX1              INDEX2           GROWTH INDEX3     FREE EX-US INDEX4         INDEX5
                                    ------           ------------        -------------     -----------------   ------------------
Jul 1990                           100000.00          100000.00           100000.00           100000.00            100000.00
                                    86601.00           78801.40            77572.20            79669.40             81729.00
Dec 1990                            89755.00           87098.90            87848.50            87612.50             85405.00
                                   102746.00           93572.90            94377.20            94548.20             91999.00
                                   105643.00           88467.00            89277.40            90190.80             89596.00
                                   105259.00           96051.30            96003.80            97628.20             95356.00
Dec 1991                           109228.00           97660.60           100221.00            99837.80             96654.00
                                   117111.00           86071.10            86777.90            89652.70             94687.00
                                   126030.00           87890.80            87145.60            90804.10             98947.00
                                   118282.00           89215.50            90569.80            91691.30             93676.00
Dec 1992                           118606.00           85772.90            87180.00            88885.80             92514.00
                                   135240.00           96054.30            95163.30            99137.40            100444.00
                                   142834.00          105716.00           104920.00           108976.00            105962.00
                                   163373.00          112727.00           110731.00           116202.00            116121.00
Dec 1993                           206030.00          113701.00           109095.00           119911.00            128763.00
                                   175484.00          117676.00           110682.00           122892.00            127382.00
                                   170382.00          123688.00           114988.00           128005.00            128499.00
                                   190949.00          123808.00           114664.00           131135.00            133501.00
Dec 1994                           177981.00          122545.00           114029.00           127865.00            127815.00
                                   169343.00          124827.00           116509.00           128256.00            124638.00
                                   186111.00          125734.00           117772.00           130835.00            130987.00
                                   207588.00          130976.00           122755.00           135748.00            138125.00
Dec 1995                           210166.00          136279.00           127003.00           140571.00            140625.00
                                   239371.00          140217.00           130589.00           145160.00            146824.00
                                   268940.00          142436.00           131418.00           148065.00            152817.00
                                   253440.00          142257.00           130774.00           147558.00            152934.00
Dec 1996                           261596.00          144520.00           131401.00           149959.00            160915.00
                                   270985.00          142257.00           128627.00           149590.00            164901.00
                                   307522.00          160718.00           145550.00           169006.00            183358.00
                                   320208.00          159586.00           146627.00           167453.00            186871.00
Dec 1997                           299239.00          147090.00           134168.00           153023.00            172578.00
                                   368797.00          168726.00           151558.00           173925.00            198181.00
                                   404569.00          170518.00           154099.00           171347.00            199864.00
                                   327062.00          146280.00           134280.00           145444.00            168330.00
Dec 1998                           344570.00          176503.00           163961.00           175147.00            194429.00
                                   353222.00          178958.00           161622.00           179300.00            196920.00
                                   388723.00          183506.00           162229.00           187669.00            207850.00
                                   411993.00          191559.00           168916.00           194041.00            214858.00
Dec 1999                           685472.00          224096.00           212260.00           229276.00            267989.00
                                   709479.00          223860.00           215393.00           231073.00            269644.00
                                   614752.00          214992.00           195432.00           221647.00            256973.00
                                   547599.00          197649.00           172876.00           203574.00            238115.00
Dec 2000                           455658.00          192346.00           160226.00           194690.00            228545.00
                                   360904.00          165980.00           133609.00           169103.00            198732.00
                                   345111.00          164246.00           130359.00           168881.00            199902.00
                                   278226.00          141251.00           109908.00           143940.00            170012.00
Dec 2001                           312889.00          151102.00           120844.00           156734.00            184368.00
                                   306845.00          151870.00           120265.00           159310.00            188896.00
                                   286389.00          148651.00           118026.00           155093.00            185325.00
                                   235248.00          119317.00            95523.00           125153.00            148975.00
Dec 2002                           235248.00          127016.00           101480.00           133743.00            158874.00

---------------

(1) The Driehaus International Growth Fund (the "Fund" or "DRIGX") performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect the expenses of the Fund. The returns for certain periods reflect fee waivers and/or reimbursements without which performance would have been lower.

(2) The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE(R) Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. Data is in U.S. dollars. Source: Strategic Financial Solutions, L.L.C.

(3) The Morgan Stanley Capital International Europe, Australia, and Far East Growth Index (MSCI EAFE(R) Growth Index) is an unmanaged index composed of a sample of companies with higher price-to-book ratios, representative of the market structure of 21 European and Pacific Basin countries. The MSCI EAFE(R) Growth Index has been added as a comparison of the Fund's growth-oriented investment style. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

(4) The Morgan Stanley Capital International All Country World Free Ex-US Index (MSCI AC World Free Ex-US Index) is a recognized benchmark of non-US stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 48 countries. The MSCI AC World Free Ex-US Index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The MSCI AC World Free Ex-US Index has been added as a wider cross section of the marketplace in which the Fund invests than the MSCI EAFE(R) Index. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

(5) The Lipper International Fund Index is an equally weighted managed index of the largest qualifying international funds that invest in securities with primary trading markets outside of the United States. Data is in U.S. dollars. Source: Lipper Analytical Services.

                                                                       EXHIBIT E

--------------------------------------------------------------------------------
        DRIEHAUS EUROPEAN OPPORTUNITY FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

For the year ended December 31, 2002, the Driehaus European Opportunity Fund returned -2.30%. This compares with a return of -18.38% for the Morgan Stanley Capital International (MSCI) Europe Index for the same period.

Since the fund's inception on December 31, 1998, through December 31, 2002, the Driehaus European Opportunity Fund posted an annualized return of 18.79%, compared with the MSCI Europe Index's return of -8.72% over the same time.(1)

2002 was another challenging year for investors in the European markets, who endured an exceptionally volatile first half, a brutal bear market during the summer, and a further market plunge in early October. All of the major market sectors in Western Europe ended the year badly battered, with numerous double-digit losses, as the ripple effects of the technology collapse continued to be felt. In this environment, the fund continued to follow the Driehaus philosophy of investing in the best individual growth opportunities we could find in the marketplace.

Over the past year, that philosophy led us to increase our allocation to Eastern European countries, where emerging markets in Hungary, Estonia, and Russia, among others, were enjoying more rapid growth than their more developed counterparts in Western Europe. At year end, the fund had just under 19% of its assets invested in Eastern Europe. This decision, as well as our individual stock selections, benefited the fund's performance and helped the fund outperform its benchmark by more than 1600 basis points for the year.

Specifically, our search for growth prompted us to establish and expand positions in the finance sector in both Eastern Europe and Russia and also in Russian telecommunications. With the European Union's approval of the entry of eight Eastern European countries by May 2004, we expect to see an accelerated rate of convergence between these economies and those of Western Europe, resulting in declining inflation and interest rates, increased foreign investment, and stronger local currencies and financial markets. This has already benefited the banking industry of this region and domestic consumers in these countries, as well as the stocks related to these areas.

In Russia, we also saw a strong consumer and relatively rapid growth. Higher oil prices helped the country finish 2002 with financial reserves at record levels, and GDP growth for the year exceeded estimates. This economic growth translated to higher incomes for many Russians, which in turn boosted consumer demand for goods and services, including telecom. We believe the telecom sector continues to offer good growth potential, especially in underpenetrated markets beyond Moscow.

In Western Europe, our largest weighting remained the UK, which also constitutes the largest component of the MSCI Europe Index. Over the past 12 months, the UK continued to see strong economic growth, driven by consumer spending that remained robust. While we increased our weighting of the Netherlands over the past six months, this decision was based on stock-specific plays in technology during the fourth quarter, rather than country-specific factors.

During most of the past year, the fund was underweight in Germany, which -- faced with virtually flat growth, a mounting budget deficit, and rising unemployment -- sustained the biggest losses in Europe in 2002, particularly during the summer sell-off. By the end of the year, the telecom, healthcare, and finance areas of the German market had offered some attractive stock-specific opportunities, and our position in German shares ended the year slightly overweight relative to the index.

As of December 31, 2002, the fund's heaviest sector weightings were finance, where our allocation was close to that of the index, and telecom, where we were overweighted. Both of these decisions benefited the fund's performance. The majority of our financial holdings were in the banking area, while we underweighted the European insurance industry, which collapsed as insurers were caught between rising claims and balance sheets weakened by worldwide stock market losses. At the same time, the telecom sector added to the fund's returns as the only sector of the European market to finish the second half in the black.

In December 2002, the European Central Bank made a much-awaited half-point cut in interest rates, which could help to bolster confidence in the euro region's prospects and boost share prices on anticipation of continued consumer spending and increased corporate investment. Meanwhile, the strength of the euro, which has hit a series of multi-year highs versus the U.S. dollar, helped to ease inflation, providing additional room for further rate reductions. Of course, much depends on the outcome of the potential war with Iraq and the continued progress of the economic recovery in the U.S. Given these factors, our outlook for Europe in 2003 remains conditionally positive.

SINCERELY,

/S/ IVO ST. KOVACHEV
IVO ST. KOVACHEV
Portfolio Manager
January 30, 2003

---------------

(1) During these periods, the Fund's returns reflect fee waivers and/or reimbursements without which performance would have been lower.

DRIEHAUS EUROPEAN OPPORTUNITY FUND

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund's inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

-----------------------------------------------------------------------------------------------------------
                                                                                     Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02                   1 Year    3 Years   (12/31/98 - 12/31/02)
-----------------------------------------------------------------------------------------------------------
 Driehaus European Opportunity Fund (DREOX)(1)                 -2.30%    -9.61%          18.79%
 MSCI Europe Index(2)                                         -18.38%   -15.71%          -8.72%
 Lipper European Region Fund Index(3)                         -17.43%   -14.63%          -5.63%
-----------------------------------------------------------------------------------------------------------

[PERFORMANCE GRAPH]

                                                                                                         LIPPER EUROPEAN REGION
                                                         DREOX1                MSCI EUROPE INDEX2              FUND INDEX3
                                                         ------                ------------------        ----------------------
Jan 1999                                                   10000                       10000                       10000
                                                           10420                        9789                        9908
Jun 1999                                                   10830                        9759                       10071
                                                           12420                        9873                       10210
Dec 1999                                                   26990                       11589                       12749
                                                           38550                       11599                       14049
Jun 2000                                                   31660                       11232                       13327
                                                           29710                       10411                       12590
Dec 2000                                                   26007                       10617                       12421
                                                           20767                        8967                       10343
Jun 2001                                                   20125                        8790                       10172
                                                           17311                        7726                        8710
Dec 2001                                                   20400                        8504                        9605
                                                           21002                        8495                        9650
Jun 2002                                                   21511                        8113                        9372
                                                         18299.9                     6260.38                     7303.92
Dec 2002                                                   19931                     6941.41                     7931.24

---------------

(1) The returns for these periods reflect fee waivers and/or reimbursements without which performance would have been lower.

(2) The Morgan Stanley Capital International Europe Index (MSCI Europe Index) is a recognized benchmark of European stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 16 European countries. Data is in U.S. dollars. Source: Strategic Financial Solutions, L.L.C.

(3) The Lipper European Region Fund Index is an equally weighted managed index of the largest qualifying funds that invest in equity securities with primary trading markets or operations concentrated in the European region or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

                                                                       EXHIBIT F

--------------------------------------------------------------------------------
        DRIEHAUS ASIA PACIFIC GROWTH FUND  -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

For the year ended December 31, 2002, the Driehaus Asia Pacific Growth Fund returned -15.48%. This compares with a return of -8.34% for the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index for the same period.

In the five years since the fund's inception on December 31, 1997, through December 31, 2002, the Driehaus Asia Pacific Growth Fund posted an annualized return of 11.55%, compared with -3.33% for the MSCI AC Asia Pacific Free Index over the same time.(1)

While selected markets within the Asia-Pacific region performed well during 2002, the significant erosion of the U.S. dollar and the sluggish recovery of the American economy had a generally negative impact on the region's export-dependent economies. Many of these markets also suffered from the fact that the much-anticipated recovery in the technology sector never got underway. With the exception of South Korea, the countries where the fund had double-digit weightings--Hong Kong, Japan, China, and Taiwan--all ended the year in the negative column. Our significant overweighting of South Korea, Thailand, Indonesia, and India--all countries with positive returns for 2002--was not enough to offset the general downward trend in the region, and--like its benchmark--the fund ended the year with a loss.

During the first half of the year, our strategy of overweighting selected markets and our purchase of a number of small cap stocks with little exposure to developments in the U.S. market, especially in Hong Kong and South Korea, worked well for the fund. South Korean consumers, in particular, represented a strong force in that country's economy, as they took advantage of more accessible and more affordable consumer credit to maintain spending levels and create demand for domestic goods and services. We played this trend by investing in the finance sector as well as consumer-related shares, such as discount retailers.

Based on industry-specific earnings improvements and market share gains, we also increased our weighting in Japan, allocating as much as 45% of the fund's assets to Japanese stocks in the third quarter of 2002. Our investment themes there included auto parts, electronics, and property stocks, particularly in the development of American-style shopping malls, which represent an underpenetrated area of the Japanese market.

By the second half, however, Chinese officials had clamped down on entrepreneurs in Hong Kong, triggering a decline in our small cap holdings there, while the South Korean government placed restrictions on credit card lending, dampening what had been one of Asia's healthiest markets. Then, in December, the geopolitical situation worsened, as North Korea announced that it was expelling UN inspectors in a prelude to its decision to withdraw from the nuclear arms treaty, renewing old tensions with South Korea and the U.S. The effect on investor sentiment and the South Korean market was immediate.

Although we remained underweight in Japan throughout the year in favor of better growth stories elsewhere in the region, our exposure was at historical highs for the fund. Consequently, the performance of the Japanese market, which was among the worst in the region for 2002, had a negative impact on the fund's annual return. By year-end 2002, given the continued disarray in the banking industry and the ongoing deflation in the Japanese economy, we had reduced our exposure to Japan to less than 15%, the lowest level in the five-year history of the fund.

As we worked to reduced our exposure to Japan, we reallocated assets to various sectors of the market, including commodity plays in China and Hong Kong, banking and generic pharmaceuticals in India, and internet-related stocks in South Korea and China. As part of this process, we had also built up a large cash position, which took time to redeploy into the market. This further impacted the fund's performance, as we were not able to fully capitalize on the rally in Southeast Asian stocks during the fourth quarter.

Looking ahead to 2003, we believe that the perceived risks of investing in the markets of the Asia-Pacific region are outweighed by the risk of missing a potential turn in these markets in coming months. Despite the overall political and economic climate in the region, many of these economies are showing signs that they are ready for a rebound. As with markets around the world, a resolution of the situations in Iraq and North Korea--or a sharp surge in the U.S. market--could provide the stimulus needed.

SINCERELY,

/S/ ERIC J. RITTER
Eric J. Ritter, CFA
Portfolio Manager
January 30, 2003

---------------

(1) During these periods, the Fund's returns reflect fee waivers and/or reimbursements without which performance would have been lower.

DRIEHAUS ASIA PACIFIC GROWTH FUND

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund's inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

---------------------------------------------------------------------------------------------------------------
                                                                                         Since Inception
                                                                                           (12/31/97 -
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02             1 Year    3 Years   5 Years         12/31/02)
---------------------------------------------------------------------------------------------------------------
 Driehaus Asia Pacific Growth Fund (DRAPX)(1)           -15.48%   -21.77%   11.55%           11.55%
 MSCI AC Asia Pacific Free Index(2)                      -8.34%   -19.59%   -3.33%           -3.33%
 Lipper Pacific Region Fund Index(3)                     -8.37%   -21.24%   -3.30%           -3.30%
---------------------------------------------------------------------------------------------------------------

(PERFORMANCE GRAPH)

                                                                           MSCI AC ASIA PACIFIC FREE   LIPPER PACIFIC REGION FUND
                                                        DRAPX1                      INDEX2                       INDEX3
                                                        ------             -------------------------   --------------------------
Jan 1998                                                  10000                      10000                        10000
                                                           9950                      10410                        10282
Jun 1998                                                   8500                       9272                         8880
                                                           8300                       8062                         8082
Dec 1998                                                   9900                      10256                         9705
                                                          12160                      11381                        10443
Jun 1999                                                  16940                      12816                        12887
                                                          21940                      13949                        13647
Dec 1999                                                  36084                      16234                        17308
                                                          38271                      16255                        16825
Jun 2000                                                  30635                      15161                        14815
                                                          26679                      13392                        13055
Dec 2000                                                  25399                      11617                        11237
                                                          21857                      10733                        10193
Jun 2001                                                  21886                      10816                        10456
                                                          18373                       8821                         8488
Dec 2001                                                  20436                       9209                         9228
                                                          23371                       9639                      9827.56
Jun 2002                                                22367.4                       9854                         9883
                                                          19129                       8609                         8545
Dec 2002                                                  17274                       8441                         8456

---------------

(1) The returns for these periods reflect fee waivers and/or reimbursements without which performance would have been lower.

(2) The Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI AC Asia Pacific Free Index) is a recognized benchmark of Asian and Pacific Basin stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 14 Asian and Pacific Basin countries. This index aims to capture 85 percent of the free float adjusted market capitalization in each industry group in each country. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc. The Fund's performance has previously been compared to the Morgan Stanley Capital International Asia Pacific Index. This index has been discontinued by Morgan Stanley because it was comprised of securities regardless of any restrictions a foreign investor who wished to invest directly in those securities would face. Morgan Stanley replaced this index with the MSCI AC Asia Pacific Free Index which, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities.

(3) The Lipper Pacific Region Fund Index is an equally weighted managed index of the largest qualifying funds that invest in securities with primary trading markets concentrated in the Western Pacific Basin or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

                       STATEMENT OF ADDITIONAL INFORMATION

                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                      DRIEHAUS EMERGING MARKETS GROWTH FUND

                              DRIEHAUS MUTUAL FUNDS
                               25 EAST ERIE STREET
                             CHICAGO, ILLINOIS 60611
                                 (800) 560-6111

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated July 7, 2003 for the Special Meetings of Shareholders of Driehaus International Growth Fund, Driehaus European Opportunity Fund and Driehaus Asia Pacific Growth Fund to be held on September 12, 2003. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Driehaus Mutual Funds, P.O. Box 9817, Providence, Rhode Island 02940, or by calling toll-free (800) 560-6111. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

         Further information about Driehaus Mutual Funds is contained in and incorporated herein by reference to Driehaus Mutual Funds' Statement of Additional Information dated May 1, 2003. The audited financial statements and related independent auditors' report for Driehaus International Discovery Fund, Driehaus International Growth Fund, Driehaus European Opportunity Fund, Driehaus Emerging Markets Growth Fund and Driehaus Asia Pacific Growth Fund contained in the Annual Report for the fiscal year ended December 31, 2002 are incorporated herein by reference. The unaudited pro forma financial statements attached hereto are intended to present the financial condition and related results of operations of the participating Driehaus Mutual Funds as if the Reorganizations had been consummated on December 31, 2002.

         The date of this Statement of Additional Information is July 7, 2003.

                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                     Driehaus         Driehaus         Driehaus       Pro Forma        Pro Forma
                                                  International    International       European      Adjustments        Combined
                                                  Discovery Fund    Growth Fund    Opportunity Fund                     (Note 1)
                                                  ---------------  --------------  ---------------- -------------    --------------
ASSETS:
Investments:
        Investments at cost                         $ 57,988,094   $  99,437,520     $ 21,484,125   $           -     $178,909,739
        Net unrealized appreciation                    7,398,383       3,687,622        2,194,261               -       13,280,266
                                                  ---------------  --------------  ---------------  -------------    --------------

              Investments, at market value            65,386,477     103,125,142       23,678,386   $           -      192,190,005

Cash                                                   2,895,041       3,110,669        2,336,061               -        8,341,771
Foreign currency (cost $246,582, $0 and $0)              247,013               -                -               -          247,013
Receivables:
        Dividends                                         50,083         191,334           59,516               -          300,933
        Interest                                             399             211              286               -              896
        Investment securities sold                             -       1,248,593          385,856               -        1,634,449
        Fund shares sold                                 495,850              28           92,475               -          588,353
        Foreign withholding tax refund                         -         912,921                -               -          912,921
Prepaid expenses                                           6,894          14,082            3,650               -           24,626
                                                  ---------------  --------------  ---------------  -------------    --------------

              Total Assets                            69,081,757     108,602,980       26,556,230               -      204,240,967

LIABILITIES:
Payables:
        Investment securities purchased                  762,132         827,174          661,515               -        2,250,821
        Fund shares redeemed                              56,113         440,668            3,047               -          499,828
        Due to affiliates                                 87,545         139,914            9,082               -          236,541
        Net unrealized depreciation on unsettled
           foreign currency forward contracts
           from transaction hedges                         4,291          13,504              901               -           18,696
Accrued expenses                                          59,027          84,516           50,726               -          194,269
                                                  ---------------  --------------  ---------------  -------------    --------------

              Total Liabilities                          969,108       1,505,776          725,271               -        3,200,155
                                                  ---------------  --------------  ---------------  -------------    --------------

NET ASSETS                                          $ 68,112,649   $ 107,097,204     $ 25,830,959   $           -      201,040,812
                                                  ===============  ==============  ===============  =============    ==============

Net Assets consisted of the following at
 December 31, 2002:
        Paid-in capital                             $ 91,866,442   $ 261,997,069     $ 39,414,635               -      393,278,146
        Undistributed net investment income              (20,349)        (35,823)          (2,131)              -          (58,303)
        Undistributed net realized loss              (31,137,362)   (158,478,150)     (15,781,840)              -     (205,397,352)
        Unrealized net foreign exchange gain               5,535         (73,514)           6,034               -          (61,945)
        Unrealized net appreciation on                 7,398,383       3,687,622        2,194,261               -       13,280,266
          investments                             ---------------------------------------------------------------    --------------

NET ASSETS                                          $ 68,112,649   $ 107,097,204     $ 25,830,959   $           -     $201,040,812
                                                  ===============  ==============  ===============  =============    ==============

Driehaus International Discovery Fund
        Net Assets                                  $ 68,112,649                                    $ 132,928,163 (a) $201,040,812
        Shares Outstanding                             3,778,093                                        7,372,610 (a)   11,150,703
                                                  ---------------                                   -------------    --------------

        Net Asset Value Per Share                         $18.03                                    $       18.03     $      18.03

Driehaus International Growth Fund
        Net Assets                                                 $ 107,097,204                    $(107,097,204)(b) $          -
        Shares Outstanding                                            21,146,484                      (21,146,484)(b)            -
                                                                   --------------                   --------------   --------------

        Net Asset Value Per Share                                          $5.06                    $           -     $          -

Driehaus European Opportunity Fund
        Net Assets                                                                   $ 25,830,959   $ (25,830,959)(c)
        Shares Outstanding                                                              1,321,490      (1,321,490)(c)
                                                                                   ---------------  --------------   --------------

        Net Asset Value Per Share                                                          $19.55   $           -     $          -


  (a) Reflects net effect of combining existing Driehaus International Growth Fund and Driehaus European Opportunity Fund into the Driehaus International Discovery Fund.

  (b) Reflects exchange of Driehaus International Growth Fund into the Driehaus International Discovery Fund.

  (c) Reflects exchange of Driehaus European Opportunity Fund into the Driehaus International Discovery Fund.


              See Notes to Pro Forma Combining Financial Statements

                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)

                                                         Driehaus        Driehaus         Driehaus       Pro Forma     Pro Forma
                                                       International   International      European      Adjustments     Combined
                                                       Discovery Fund   Growth Fund   Opportunity Fund                  (Note 1)
                                                       --------------  -------------- ----------------- ------------  -------------
INVESTMENT LOSS:
Income:
        Dividends                                      $    797,861    $   2,263,407  $    436,700      $        -    $  3,497,968
        Less : Non-reclaimable foreign taxes withheld       (79,302)        (186,365)      (44,307)              -        (309,974)
        Interest                                             19,078           21,482         3,914               -          44,474
                                                       -------------   -------------- -------------     -----------   -------------

              Total Income                                  737,637        2,098,524       396,307               -       3,232,468

Expenses:
        Investment advisory fee                             960,318        2,143,758       368,589               -       3,472,665
        Administration fee                                  114,000          178,645       114,000         (82,506)(a)     324,139
        Professional fees                                    73,300          115,800        63,200         (56,050)(b)     196,250
        Federal and state registration fees                  17,470           20,000        17,000         (31,000)(b)      23,470
        Custodian fees                                      152,700          231,585       151,750        (200,000)(b)     336,035
        Transfer agent fees                                  63,194           46,693        49,594         (72,000)(a)      87,481
        Trustee fees                                          9,970           15,696         6,550               -          32,216
        Miscellaneous                                        54,684           79,371        42,723         (17,575)(b)     159,203
                                                       -------------   -------------- -------------     -----------   -------------

              Total Expenses                              1,445,636        2,831,548       813,406        (459,131)      4,631,459
              Fees paid indirectly                         (252,135)        (476,500)      (85,947)              -        (814,582)
              Expense reinbursement from adviser                  -                -      (277,349)        277,349 (c)           -
                                                       -------------   -------------- -------------     -----------   -------------

              Net Expenses                                1,193,501        2,355,048       450,110        (181,782)      3,816,877
                                                       -------------   -------------- -------------     -----------   -------------
                                                                                                                 -               -
Net Investment Loss                                    $   (455,864)   $    (256,524) $    (53,803)     $  181,782    $   (584,409)
                                                       =============   ============== =============     ===========   =============



NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
        Net realized gain from security transactions   $(10,513,227)   $ (22,834,577) $  1,094,394               -     (32,253,410)
        Net realized foreign exchange loss                 (497,620)        (958,703)      (53,425)              -      (1,509,748)
        Net change in unrealized foreign exchange gain       11,651           76,108         4,114               -          91,873
        Net change in unrealized appreciation of             59,559      (16,094,042)   (1,702,724)              -     (17,737,207)
          investments                                  ------------------------------------------------------------   -------------

              Net realized and unrealized loss on
               investments                              (10,939,637)     (39,811,214)     (657,641)              -     (51,408,492)
                                                       -------------   -------------- -------------     -----------   -------------

NET DECREASE IN ASSETS FROM OPERATIONS                 $(11,395,501)   $ (40,067,738)  $  (711,444)     $  181,782    $(51,992,901)
                                                       =============   ============== =============     ===========   =============


  (a)   Reflects adjustment to the acquired Fund contractual fee level.

  (b)   Reflects expected savings/increases based on current year budget.

  (c) Reflects adjustment to the acquired Fund's contractual expense limitation.
















              See Notes to Pro Forma Combining Financial Statements

                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                  SHARES

                                                        Driehaus        Driehaus          Driehaus       Pro Forma     Pro Forma
                                                      International   International       European      Adjustments     Combined
                         Description                  Discovery Fund  Growth Fund     Opportunity Fund                  (Note 1)
          ------------------------------------------  --------------  -------------   ---------------- ------------   ------------
EQUITY SECURITIES - 95.3%
EUROPE - 56.1%

      UNITED KINGDOM - 15.4%
          Alexon Group PLC                                       -               -          40,000               -          40,000
          Amvescap PLC                                           -         113,559               -               -         113,559
          Aviva PLC                                              -               -          55,617               -          55,617
          BHP Billiton PLC                                       -               -          42,000               -          42,000
          British Sky Broadcasting Group PLC**                   -         465,004               -               -         465,004
          Burberry Group PLC**                                   -          74,398               -               -          74,398
          CRC Group PLC                                          -               -          24,000               -          24,000
          EasyJet PLC**                                    170,272         250,866          60,000               -         481,138
          Ebookers PLC**                                    67,105               -          17,000               -          84,105
          Egg PLC**                                        173,243               -         160,000               -         333,243
          Enterprise Inns PLC                               55,178               -               -               -          55,178
          Gallaher Group PLC                                     -         336,688               -               -         336,688
          ICAP PLC                                               -          18,285               -               -          18,285
          Inchcape PLC                                      19,764               -          17,000               -          36,764
          Isoft Group PLC                                  220,878               -               -               -         220,878
          Jardine Lloyd Thompson Group PLC                  86,538               -               -               -          86,538
          Lastminute.com PLC**                             613,471               -               -               -         613,471
          MMO2 PLC**                                             -         311,310               -               -         311,310
          New Look Group PLC                               244,111               -               -               -         244,111
          Paladin Resources PLC                            416,836               -               -               -         416,836
          Premier Oil PLC**                              2,947,619               -               -               -       2,947,619
          Rank Group PLC                                   187,459               -               -               -         187,459
          Royal Bank of Scotland Group PLC                       -          29,927          11,500               -          41,427
          Schroders PLC                                     59,638               -               -               -          59,638
          Torex PLC                                              -               -          46,000               -          46,000
          Vodafone Group PLC                                     -       1,256,640         400,000               -       1,656,640
          Vodafone Group PLC - ADR                               -          29,946               -               -          29,946
          William Hill PLC                                       -         490,207          90,000               -         580,207
          Willis Group Holdings, Ltd. - ADR**                    -          39,494          15,500               -          54,994
          Wilson Bowden PLC                                      -               -          23,000               -          23,000
          WPP Group PLC                                          -               -          51,000               -          51,000
                                                                                                                                 -

      IRELAND - 6.0%
          Allied Irish Banks PLC                                 -          76,530               -               -          76,530
          Anglo Irish Bank Corp. PLC                             -         202,812               -               -         202,812
          Bank of Ireland                                        -          61,041               -               -          61,041
          ICON PLC - ADR**                                  26,200               -          12,000               -          38,200
          Irish Life & Permanent PLC                             -          70,629          15,000               -          85,629
          Ryanair Holdings PLC**                                 -         597,476               -               -         597,476
          Ryanair Holdings PLC - ADR**                           -          73,122               -               -          73,122


      RUSSIA - 3.7%
          AO VimpelCom - ADR**                              47,825          37,600          22,000               -         107,425
          LUKOIL - ADR                                           -               -           4,000               -           4,000
          Mobile Telesystems - ADR                               -          54,600               -               -          54,600
          Sberbank RF - ADR**                                2,135               -           2,000               -           4,135
          Sibirtelecom**                                         -       2,985,403               -               -       2,985,403
          Wimm-Bill-Dann Foods OJSC - ADR**                      -          41,715               -               -          41,715
          YUKOS - ADR                                            -               -           1,500               -           1,500


      GERMANY - 3.3%
          Bayerische Hypo-Und Vereinsbank AG                     -               -          14,000               -          14,000
          Deutsche Boerse AG                                     -          22,597          11,000               -          33,597
          Deutsche Telecom AG - ADR                              -               -          24,000               -          24,000
          Draegerwerk AG (Pref.)                                 -               -           3,500               -           3,500
          Escada AG                                              -               -          12,000               -          12,000
          Krones AG                                              -               -           5,000               -           5,000
          Krones AG (Pref.)                                 13,643               -               -               -          13,643
          Medion AG                                          8,053               -               -               -           8,053
          Puma AG                                           14,606               -           4,000               -          18,606

                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                  SHARES

                                                        Driehaus        Driehaus          Driehaus       Pro Forma     Pro Forma
                                                      International   International       European      Adjustments     Combined
                         Description                  Discovery Fund  Growth Fund     Opportunity Fund                  (Note 1)
          ------------------------------------------  --------------  -------------   ---------------- ------------   ------------
          SAP AG                                                 -           3,175               -               -           3,175
          Stada Arzneimittel AG                             30,329               -               -               -          30,329
          United Internet AG**                                   -               -          28,000               -          28,000
          Volkswagen AG (Pref.)                                  -               -           6,000               -           6,000
          Zapf Creation AG                                       -               -          11,500               -          11,500


      FINLAND - 3.3%
          Elcoteq Network Corp. - A**                      116,500               -          37,000               -         153,500
          Instrumentarium Corp. Oyj                         24,400               -           8,500               -          32,900
          Nokia Oyj                                              -         136,200               -               -         136,200
          Nokia Oyj - ADR                                        -               -          25,000               -          25,000
          Perlos Oyj                                       147,570               -               -               -         147,570


      ITALY - 2.9%
          Bulgary SpA                                            -         256,914               -               -         256,914
          De Rigo SpA - ADR                                      -               -          24,000               -          24,000
          Lottomattica SpA**                                     -          41,285               -               -          41,285
          Merloni Elettrodomestici SpA                     130,534               -          42,000               -         172,534
          Saeco International Group SpA**                  334,353               -               -               -         334,353
          Saipem SpA                                             -               -         100,000               -         100,000


      NETHERLANDS - 2.8%
          ASM International NV - ADR**                           -               -          14,000               -          14,000
          Euronext NV                                            -          73,240          21,000               -          94,240
          Koninklijke (Royal) KPN NV**                           -               -          95,000               -          95,000
          Rodamco Asia NV                                        -               -          15,500               -          15,500
          Teleplan International NV**                      115,484               -          50,000               -         165,484
          United Services Group NV                               -               -          26,000               -          26,000
          Vodafone Libertel NV**                            96,777               -               -               -          96,777


      SWITZERLAND - 2.8%
          Adecco SA                                              -          12,369               -               -          12,369
          Givaudan SA                                            -           9,021               -               -           9,021
          Saurer AG**                                            -               -           5,000               -           5,000
          SEZ Holding AG**                                       -               -          10,000               -          10,000
          Straumann AG                                       5,011               -               -               -           5,011
          UBS AG**                                               -               -           7,000               -           7,000


      SPAIN - 2.4%
          Actividades de Construccion y Servicios SA             -               -          17,000               -          17,000
          Amadeus Global Travel Distribution SA - A              -         239,648               -               -         239,648
          Grupo Ferrovial SA                                     -               -          16,000               -          16,000
          Iberia Lineas Aereas de Espana SA                538,608               -         250,000               -         788,608
          Indra Sistemas SA                                 78,067               -               -               -          78,067
          Industria de Diseno Textil SA                          -          45,684               -               -          45,684
          Telefonica SA - ADR**                                  -               -           8,000               -           8,000


      AUSTRIA - 2.3%
          Erste Bank der Oesterreichischen Sparkassen AG    23,870          32,110          12,500               -          68,480


      SWEDEN - 1.9%
          Axfood AB                                         35,226               -               -               -          35,226
          Biacore International AB**                        17,765               -           3,500               -          21,265
          Eniro AB                                               -               -          35,000               -          35,000
          Mekonomen AB                                      28,150               -               -               -          28,150
          ORC Software AB                                   51,100               -               -               -          51,100
          SKF AB - B                                             -               -           9,000               -           9,000
          Tele2 AB - B**                                         -               -          10,000               -          10,000
          Telefonaktiebolaget LM Ericsson - ADR**                -          83,300          24,000               -         107,300
          Telelogic AB**                                         -               -         165,000               -         165,000


                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                  SHARES

                                                        Driehaus        Driehaus          Driehaus       Pro Forma     Pro Forma
                                                      International   International       European      Adjustments     Combined
                         Description                  Discovery Fund  Growth Fund     Opportunity Fund                  (Note 1)
          ------------------------------------------  --------------  -------------   ---------------- ------------   ------------
      CZECH REPUBLIC - 1.7%
          Komercni Banka AS                                      -          32,495               -               -          32,495
          Komercni Banka AS - GDR                           55,058               -               -               -          55,058

      HUNGARY - 1.7%
          EGIS Rt.                                               -               -           3,000               -           3,000
          Magyar Tavkozlesi Rt. - ADR                            -               -          18,000               -          18,000
          OTP Bank Rt.                                           -         142,199          38,000               -         180,199
          OTP Bank Rt. - GDR                                     -          55,888               -               -          55,888



      FRANCE - 1.6%
          April Group                                       23,169               -               -               -          23,169
          Business Objects SA - ADR**                            -               -           9,000               -           9,000
          CNP Assurances                                         -               -           7,500               -           7,500
          Prismaflex International**                             -               -           6,000               -           6,000
          Sanofi - Synthelabo SA                                 -          23,052               -               -          23,052
          Societe Generale - A                                   -               -           6,800               -           6,800
          STMicroelectronics NV                                  -               -          11,000               -          11,000
          Vivendi Universal SA                                   -          17,308               -               -          17,308


      BELGIUM - 1.1%
          Algemene Maatschappij voor Nijverheidskredit NV        -               -          18,000               -          18,000
          Mobistar SA**                                     51,834               -          11,500               -          63,334


      GREECE - 1.0%
          Aktor SA Technical Co                             89,199               -               -               -          89,199
          Altec SA Information & Communication Systems**         -               -          55,000               -          55,000
          Hellenic Tellecommunications Organization SA           -               -          14,000               -          14,000
          Hyatt Regency Hotels & Tourism SA                145,910               -               -               -         145,910
          Public Power Corp.                                     -               -           9,000               -           9,000
          Teletipos SA Mega Channel                              -               -          33,000               -          33,000


      CROATIA - 0.6%
          Pliva - GDR                                       50,547               -          30,000               -          80,547


      ESTONIA - 0.6%
          Hansabank, Ltd.                                   45,400               -          21,500               -          66,900


      TURKEY - 0.4%
          Dogan Yayin Holding AS**                               -               -      60,000,000               -      60,000,000
          Finansbank AS**                                        -               -     119,999,220               -     119,999,220
          Ford Otomotiv Sanayi AS**                     56,725,000               -               -               -      56,725,000
          Turkcell Iletisim Hizmetleri AS - ADR**                -               -          16,000               -          16,000


      DENMARK - 0.3%
          Radiometer AS - B                                 13,400               -               -               -          13,400


      POLAND - 0.1%
          Telekomunikacja Polska - GDR**                         -               -          80,000               -          80,000


      LUXEMBOURG - 0.1%
          SBS Broadcasting SA - ADR**                       18,100               -               -               -          18,100


      NORWAY - 0.1%
          Tomra Systems ASA                                      -               -          20,000               -          20,000



                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002
                                  (UNAUDITED)

                                                                                  SHARES

                                                        Driehaus        Driehaus          Driehaus       Pro Forma     Pro Forma
                                                      International   International       European      Adjustments     Combined
                         Description                  Discovery Fund  Growth Fund     Opportunity Fund                  (Note 1)
          ------------------------------------------  --------------  -------------   ---------------- ------------   ------------
FAR EAST - 20.7%                                                 -               -               -               -               -

      SOUTH KOREA - 5.4%                                         -               -               -               -               -
          CJ Shopping Corp.                                      -          11,298               -               -          11,298
          Daishin Securities Co., Ltd.                      37,230               -               -               -          37,230
          Daum Communications Corp.**                            -           9,099               -               -           9,099
          DGI Co., Ltd.                                     23,785               -               -               -          23,785
          Feelingk Co., Ltd.                                94,300               -               -               -          94,300
          Hyundai Motor Co., Ltd.                                -           9,400               -               -           9,400
          Intelligent Digital Integrated Security Co., Ltd.      -          47,148               -               -          47,148
          KH Vatec Co., Ltd.                                11,660               -               -               -          11,660
          LG Electronics, Inc.**                                 -           6,910               -               -           6,910
          NHN Corp.                                         10,735               -               -               -          10,735
          Pantech Co., Ltd.**                               25,760          65,500               -               -          91,260
          POSCO                                                  -           8,170               -               -           8,170
          RFTech Co., Ltd.                                  62,726               -               -               -          62,726
          Samsung Electronics Co., Ltd.                          -          12,710               -               -          12,710

          Sindo Ricoh Co., Ltd.                              9,760               -               -               -           9,760
          Ssangyong Motor Co., Ltd.**                       85,150               -               -               -          85,150


      CHINA - 2.9%
          China Oilfield Services, Ltd.**                        -         638,000               -               -         638,000
          Huaneng Power International, Inc. - H                  -       3,300,000               -               -       3,300,000
          Sinopec Shanghai Petrochemical Co., Ltd.**     5,712,000               -               -               -       5,712,000
          Travelsky Technology, Ltd. - H                 1,193,000               -               -               -       1,193,000
          Zhejiang Expressway Co., Ltd. - H              3,378,000               -               -               -       3,378,000


      JAPAN - 2.4%
          Daito Trust Construction Co., Ltd.                25,500               -               -               -          25,500
          JSR Corp.                                              -          59,000               -               -          59,000
          Konami Corp.                                           -          19,800               -               -          19,800
          Nichii Gakkan Co.                                      -               5               -               -               5
          Seiyu, Ltd.**                                          -         431,510               -               -         431,510
          Toyoda Gosei Co., Ltd.                                 -          13,900               -               -          13,900
          Tsumura & Co.**                                   66,000               -               -               -          66,000
          Yahoo Japan Corp.**                                    -              87               -               -              87


      HONG KONG - 2.4%                                           -               -               -               -               -
          China Pharmaceutical Enterprise
             and Investment Corp., Ltd.                  4,144,000               -               -               -       4,144,000
          CNOOC, Ltd.                                            -         736,000               -               -         736,000
          Cosco Pacific, Ltd.                                    -         634,000               -               -         634,000
          Denway Motors, Ltd.                            2,224,000               -               -               -       2,224,000
          Hong Kong Exchanges & Clearing, Ltd.                   -         590,000               -               -         590,000
          SINA.com - ADR**                                 152,900               -               -               -         152,900


      TAIWAN - 1.8%
          China Motor Co., Ltd.                            371,000               -               -               -         371,000
          Compal Electronics, Inc.                         194,000               -               -               -         194,000
          Compal Electronics, Inc. - GDR                   123,990               -               -               -         123,990
          EVA Airways Corp.**                              916,000               -               -               -         916,000
          High Tech Computer Corp.                         166,000               -               -               -         166,000
          Yulon Motor Co., Ltd.                            937,000               -               -               -         937,000


      AUSTRALIA - 1.8%
          Coca-Cola Amatil, Ltd.                                 -         202,760               -               -         202,760
          James Hardie Industries NV                             -         478,719               -               -         478,719
          Ten Network Holdings, Ltd.**                     837,619               -               -               -         837,619


      INDONESIA - 1.7%


                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                  SHARES

                                                        Driehaus        Driehaus          Driehaus       Pro Forma     Pro Forma
                                                      International   International       European      Adjustments     Combined
                         Description                  Discovery Fund  Growth Fund     Opportunity Fund                  (Note 1)
          ------------------------------------------  --------------  -------------   ---------------- ------------   ------------
          PT Astra Agro Lestari Tbk                      1,730,000               -               -               -       1,730,000
          PT Bank Central Asia Tbk                       3,142,000       1,050,500               -               -       4,192,500
          PT Telekomunikasi Indonesia Tbk                1,232,500       3,329,400               -               -       4,561,900

      MALAYSIA - 0.8%
          Maxis Communications Berhad**                          -       1,130,788               -               -       1,130,788


      SINGAPORE - 0.7%
          Flextronics International, Ltd. - ADR**                -         167,100               -               -         167,100


      THAILAND - 0.6%
          Land and Houses Public Co., Ltd. (Foreign)       373,400               -               -               -         373,400
          Major Cineplex Group Public Co., Ltd.            300,000               -               -               -         300,000
            (Foreign)**


      INDIA - 0.2%
          ICICI Bank, Ltd. - ADR                            75,200               -               -               -          75,200




NORTH AMERICA - 11.9%

      CANADA - 5.6%
          Celestica, Inc. - ADR**                                -          75,490               -               -          75,490
          CHC Helicopter Corp.                              21,881               -               -               -          21,881
          Cinram International, Inc.                       114,469               -               -               -         114,469
          Cognos, Inc.**                                         -          69,603               -               -          69,603
          Cott Corp. - ADR**                                     -          97,558               -               -          97,558
          High River Gold Mines, Ltd.**                          -               -         150,000               -         150,000
          Methanex Corp.                                         -          93,175               -               -          93,175
          PEYTO Exploration & Development Corp.**          203,316               -               -               -         203,316
          Sierra Wireless, Inc.**                           94,104               -               -               -          94,104
          Telesystem International Wireless, Inc.**              -               -         500,000               -         500,000
          Thunder Energy, Inc.**                            95,591               -               -               -          95,591
          TSX Group, Inc.**+                                25,000               -               -               -          25,000
          TSX Group, Inc.**                                 25,040               -               -               -          25,040
          WestJet Airlines, Ltd.**                          58,202               -               -               -          58,202


      BERMUDA - 4.2%                                             -               -               -               -               -
          Accenture, Ltd. - ADR - A**                            -          65,700               -               -          65,700
          Frontline, Ltd.                                  119,500          29,200               -               -         148,700
          Marvell Technology Group, Ltd. - ADR**            14,100          82,800               -               -          96,900
          RenaissanceRe Holdings, Ltd. - ADR                17,000          89,021               -               -         106,021


      MEXICO - 1.6%
          America Movil SA de CV - ADR - L                       -          18,900               -               -          18,900
          Wal-Mart de Mexico SA de CV - V                        -       1,304,806               -               -       1,304,806


      CAYMAN ISLANDS - 0.5%
          Garmin, Ltd. - ADR**                                   -          35,748               -               -          35,748


MIDDLE EAST - 5.4%

      ISRAEL - 5.4%
          Nice Systems, Ltd. - ADR**                             -               -          27,000               -          27,000
          Taro Pharmaceutical Industries, Ltd. - ADR**      36,606          99,764           9,000               -         145,370
          Teva Pharmaceutical Industries, Ltd. - ADR             -         127,174           9,000               -         136,174

                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                  SHARES

                                                        Driehaus        Driehaus          Driehaus       Pro Forma     Pro Forma
                                                      International   International       European      Adjustments     Combined
                         Description                  Discovery Fund  Growth Fund     Opportunity Fund                  (Note 1)
          ------------------------------------------  --------------  -------------   ---------------- ------------   ------------
AFRICA - 0.7%                                                                    -               -               -               -

      SOUTH AFRICA - 0.7%                                        -               -               -               -               -
          Harmony Gold Mining Co., Ltd. - ADR                    -          32,600               -               -          32,600
          Murray & Roberts Holdings, Ltd.                  312,895               -               -               -         312,895
          Pick'n Pay Stores, Ltd.                          234,239               -               -               -         234,239


SOUTH AMERICA - 0.5%

      BRAZIL - 0.4%
          Tele Norte Leste Participacoes SA - ADR                -          70,700               -               -          70,700
          Telesp Celular Participacoes SA - ADR**           53,800               -               -               -          53,800

      ARGENTINA - 0.1%
          Telecom Argentina Stet-France Telecom SA - ADR** 122,243               -               -               -         122,243


EQUITY CERTIFICATES - 0.3%
FAR EAST - 0.3%

      INDIA - 0.3%
          Satyam Computer Services, Ltd.+                   97,329               -               -               -          97,329


RIGHTS - 0.0%
FAR EAST - 0.0%

      THAILAND - 0.0%
          TelecomAsia Corp. Public Co., Ltd. (Foreign) -         -         307,294               -               -         307,294
            Rights**

EUROPE - 0.0%

      UNITED KINGDOM - 0.0%
          Paladin Resources PLC - Rights**                 104,209               -               -               -         104,209



      TOTAL INVESTMENTS (COST $178,909,739) ----- 95.6%
      Other Assets in Excess of Liabilities -------4.4%
          NET ASSETS-----------------------------100.0%



      **Non-income producing security
      + Restricted security
      ADR - American Depository Receipt
      GDR - Global Depository Receipt


Note: The Investment Adviser has not identified any securities that the Driehaus International Growth Fund and the Driehaus European Opportunity Fund will be required to sell as a result of the reorganization.

                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                   MARKET VALUE

                                                             Driehaus        Driehaus        Driehaus       Pro Forma   Pro Forma
                                                          International   International      European      Adjustments   Combined
                                Description               Discovery Fund   Growth Fund   Opportunity Fund                 (Note 1)
          ----------------------------------------------- -------------- ---------------  ---------------  ----------- ------------
EQUITY SECURITIES - 95.3%
EUROPE - 56.1%

      UNITED KINGDOM - 15.4%
          Alexon Group PLC                                             -               -         129,115           -        129,115
          Amvescap PLC                                                 -         727,626               -           -        727,626
          Aviva PLC                                                    -               -         396,657           -        396,657
          BHP Billiton PLC                                             -               -         224,318           -        224,318
          British Sky Broadcasting Group PLC**                         -       4,783,668               -           -      4,783,668
          Burberry Group PLC**                                         -         268,894               -           -        268,894
          CRC Group PLC                                                -               -          95,243           -         95,243
          EasyJet PLC**                                          751,099       1,106,613         264,670           -      2,122,382
          Ebookers PLC**                                         434,835               -         214,540           -        649,375
          Egg PLC**                                              401,626               -         370,925           -        772,551
          Enterprise Inns PLC                                    506,787               -               -           -        506,787
          Gallaher Group PLC                                           -       3,344,385               -           -      3,344,385
          ICAP PLC                                                     -         293,343               -           -        293,343
          Inchcape PLC                                           227,263               -         195,480           -        422,743
          Isoft Group PLC                                        910,324               -               -           -        910,324
          Jardine Lloyd Thompson Group PLC                       931,347               -               -           -        931,347
          Lastminute.com PLC**                                 1,017,267               -               -           -      1,017,267
          MMO2 PLC**                                                   -         221,774               -           -        221,774
          New Look Group PLC                                     939,266               -               -           -        939,266
          Paladin Resources PLC                                  499,948               -               -           -        499,948
          Premier Oil PLC**                                    1,376,172               -               -           -      1,376,172
          Rank Group PLC                                         804,280               -               -           -        804,280
          Royal Bank of Scotland Group PLC                             -         716,918         275,489           -        992,407
          Schroders PLC                                          490,622               -               -           -        490,622
          Torex PLC                                                    -               -         238,831           -        238,831
          Vodafone Group PLC                                           -       2,291,145         729,292           -      3,020,437
          Vodafone Group PLC - ADR                                     -         542,622               -           -        542,622
          William Hill PLC                                             -       1,791,467         328,906           -      2,120,373
          Willis Group Holdings, Ltd. - ADR**                          -       1,132,293         444,385           -      1,576,678
          Wilson Bowden PLC                                            -               -         270,305           -        270,305
          WPP Group PLC                                                -               -         389,592           -        389,592
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               9,290,836      17,220,748       4,567,748           -     31,079,332

      IRELAND - 6.0%
          Allied Irish Banks PLC                                       -       1,050,413               -           -      1,050,413
          Anglo Irish Bank Corp. PLC                                   -       1,442,926               -           -      1,442,926
          Bank of Ireland                                              -         627,083               -           -        627,083
          ICON PLC - ADR**                                       705,042               -         322,920           -      1,027,962
          Irish Life & Permanent PLC                                   -         763,380         162,125           -        925,505
          Ryanair Holdings PLC**                                       -       4,231,994               -           -      4,231,994
          Ryanair Holdings PLC - ADR**                                 -       2,863,458               -           -      2,863,458
                                                            ------------  --------------  ---------------  ----------  ------------
                                                                 705,042      10,979,254         485,045           -     12,169,341

      RUSSIA - 3.7%
          AO VimpelCom - ADR**                                 1,530,877       1,203,576         704,220           -      3,438,673
          LUKOIL - ADR                                                 -               -         245,763           -        245,763
          Mobile Telesystems - ADR                                     -       2,027,844               -           -      2,027,844
          Sberbank RF - ADR**                                    410,988               -         385,000           -        795,988
          Sibirtelecom**                                               -          79,113               -           -         79,113
          Wimm-Bill-Dann Foods OJSC - ADR**                            -         748,784               -           -        748,784
          YUKOS - ADR                                                  -               -         211,394           -        211,394
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,941,865       4,059,317       1,546,377           -      7,547,559

      GERMANY - 3.3%
          Bayerische Hypo-Und Vereinsbank AG                           -               -         223,596           -        223,596
          Deutsche Boerse AG                                           -         904,857         440,476           -      1,345,333
          Deutsche Telecom AG - ADR                                    -               -         304,800           -        304,800
          Draegerwerk AG (Pref.)                                       -               -          66,146           -         66,146
          Escada AG                                                    -               -         121,263           -        121,263
          Krones AG                                                    -               -         209,188           -        209,188
          Krones AG (Pref.)                                      622,759               -               -           -        622,759
          Medion AG                                              285,202               -               -           -        285,202
          Puma AG                                                996,703               -         272,957           -      1,269,660

                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                     MARKET VALUE

                                                             Driehaus        Driehaus        Driehaus       Pro Forma   Pro Forma
                                                          International   International      European      Adjustments   Combined
                                Description               Discovery Fund   Growth Fund   Opportunity Fund                (Note 1)
          ----------------------------------------------- -------------- ---------------  ---------------  ----------- ------------
          SAP AG                                                       -         251,609               -           -        251,609
          Stada Arzneimittel AG                                1,218,927               -               -           -      1,218,927
          United Internet AG**                                         -               -         195,389           -        195,389
          Volkswagen AG (Pref.)                                        -               -         157,403           -        157,403
          Zapf Creation AG                                             -               -         308,205           -        308,205
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               3,123,591       1,156,466       2,299,423           -      6,579,480
      FINLAND - 3.3%
          Elcoteq Network Corp. - A**                          1,320,293               -         419,321           -      1,739,614
          Instrumentarium Corp. Oyj                              977,567               -         340,546           -      1,318,113
          Nokia Oyj                                                    -       2,165,262               -           -      2,165,262
          Nokia Oyj - ADR                                              -               -         387,500           -        387,500
          Perlos Oyj                                             930,665               -               -           -        930,665
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               3,228,525       2,165,262       1,147,367           -      6,541,154



      ITALY - 2.9%
          Bulgary SpA                                                  -       1,218,560               -           -      1,218,560
          De Rigo SpA - ADR                                            -               -         100,800           -        100,800
          Lottomattica SpA**                                           -         698,358               -           -        698,358
          Merloni Elettrodomestici SpA                         1,372,499               -         441,609           -      1,814,108
          Saeco International Group SpA**                      1,235,005               -               -           -      1,235,005
          Saipem SpA                                                   -               -         668,437           -        668,437
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               2,607,504       1,916,918       1,210,846           -      5,735,268

      NETHERLANDS - 2.8%
          ASM International NV - ADR**                                 -               -         180,600           -        180,600
          Euronext NV                                                  -       1,591,656         456,373           -      2,048,029
          Koninklijke (Royal) KPN NV**                                 -               -         618,068           -        618,068
          Rodamco Asia NV                                              -               -         229,336           -        229,336
          Teleplan International NV**                            810,716               -         351,008           -      1,161,724
          United Services Group NV                                     -               -         290,838           -        290,838
          Vodafone Libertel NV**                               1,033,810               -               -           -      1,033,810
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,844,526       1,591,656       2,126,223           -      5,562,405

      SWITZERLAND - 2.8%
          Adecco SA                                                    -         484,852               -           -        484,852
          Givaudan SA                                                  -       4,045,028               -           -      4,045,028
          Saurer AG**                                                  -               -         111,196           -        111,196
          SEZ Holding AG**                                             -               -         162,726           -        162,726
          Straumann AG                                           413,147               -               -           -        413,147
          UBS AG**                                                     -               -         340,206           -        340,206
                                                            ------------  --------------  ---------------  ----------  ------------
                                                                 413,147       4,529,880         614,128           -      5,557,155

      SPAIN - 2.4%
          Actividades de Construccion y Servicios SA                   -               -         546,764           -        546,764
          Amadeus Global Travel Distribution SA - A                    -         988,296               -           -        988,296
          Grupo Ferrovial SA                                           -               -         405,469           -        405,469
          Iberia Lineas Aereas de Espana SA                      791,264               -         367,273           -      1,158,537
          Indra Sistemas SA                                      530,840               -               -           -        530,840
          Industria de Diseno Textil SA                                -       1,079,097               -           -      1,079,097
          Telefonica SA - ADR**                                        -               -         212,560           -        212,560
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,322,104       2,067,393       1,532,066           -      4,921,563

      AUSTRIA - 2.3%
          Erste Bank der Oesterreichischen Sparkassen AG       1,606,829       2,161,512         841,447           -      4,609,788


      SWEDEN - 1.9%
          Axfood AB                                              654,929               -               -           -        654,929
          Biacore International AB**                             375,145               -          73,910           -        449,055
          Eniro AB                                                     -               -         220,926           -        220,926
          Mekonomen AB                                           772,133               -               -           -        772,133
          ORC Software AB                                        395,859               -               -           -        395,859
          SKF AB - B                                                   -               -         233,435           -        233,435
          Tele2 AB - B**                                               -               -         264,537           -        264,537
          Telefonaktiebolaget LM Ericsson - ADR**                      -         561,442         161,760           -        723,202
          Telelogic AB**                                               -               -         117,406           -        117,406
                                                            ------------  --------------  ---------------  ----------  ------------

                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                   MARKET VALUE

                                                             Driehaus        Driehaus        Driehaus       Pro Forma   Pro Forma
                                                          International   International      European      Adjustments   Combined
                                Description               Discovery Fund   Growth Fund   Opportunity Fund                (Note 1)
          ----------------------------------------------- -------------- ---------------  ---------------  ----------- ------------
                                                               2,198,066         561,442       1,071,974           -      3,831,482

      CZECH REPUBLIC - 1.7%
          Komercni Banka AS                                            -       2,244,899               -           -      2,244,899
          Komercni Banka AS - GDR                              1,266,334               -               -           -      1,266,334
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,266,334       2,244,899               -           -      3,511,233
      HUNGARY - 1.7%
          EGIS Rt.                                                     -               -         185,490           -        185,490
          Magyar Tavkozlesi Rt. - ADR                                  -               -         320,400           -        320,400
          OTP Bank Rt.                                                 -       1,397,890         373,560           -      1,771,450
          OTP Bank Rt. - GDR                                           -       1,092,610               -           -      1,092,610
                                                            ------------  --------------  ---------------  ----------  ------------
                                                                       -       2,490,500         879,450           -      3,369,950

      FRANCE - 1.6%
          April Group                                            345,479               -               -           -        345,479
          Business Objects SA - ADR**                                  -               -         135,000           -        135,000
          CNP Assurances                                               -               -         278,209           -        278,209
          Prismaflex International**                                   -               -          79,142           -         79,142
          Sanofi - Synthelabo SA                                       -       1,409,046               -           -      1,409,046
          Societe Generale - A                                         -               -         396,025           -        396,025
          STMicroelectronics NV                                        -               -         215,621           -        215,621
          Vivendi Universal SA                                         -         279,516               -           -        279,516
                                                            ------------  --------------  ---------------  ----------  ------------
                                                                 345,479       1,688,562       1,103,997           -      3,138,038

      BELGIUM - 1.1%
          Algemene Maatschappij voor Nijverheidskredit NV              -               -         614,059           -        614,059
          Mobistar SA**                                        1,234,156               -         273,812           -      1,507,968
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,234,156               -         887,871           -      2,122,027





      GREECE - 1.0%
          Aktor SA Technical Co                                  539,142               -               -           -        539,142
          Altec SA Information & Communication Systems**               -               -          60,600           -         60,600
          Hellenic Tellecommunications Organization SA                 -               -         154,255           -        154,255
          Hyatt Regency Hotels & Tourism SA                    1,047,278               -               -           -      1,047,278
          Public Power Corp.                                           -               -         124,663           -        124,663
          Teletipos SA Mega Channel                                    -               -         184,917           -        184,917
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,586,420               -         524,435           -      2,110,855

      CROATIA - 0.6%
          Pliva - GDR                                            717,767               -         426,000           -      1,143,767


      ESTONIA - 0.6%
          Hansabank, Ltd.                                        761,286               -         360,521           -      1,121,807


      TURKEY - 0.4%
          Dogan Yayin Holding AS**                                     -               -          87,651           -         87,651
          Finansbank AS**                                              -               -          56,385           -         56,385
          Ford Otomotiv Sanayi AS**                              478,403               -               -           -        478,403
          Turkcell Iletisim Hizmetleri AS - ADR**                      -               -         248,000           -        248,000
                                                            ------------  --------------  ---------------  ----------  ------------
                                                                 478,403               -         392,036           -        870,439

      DENMARK - 0.3%
          Radiometer AS - B                                      698,556               -               -           -        698,556


      POLAND - 0.1%
          Telekomunikacja Polska - GDR**                               -               -         266,008           -        266,008


      LUXEMBOURG - 0.1%
          SBS Broadcasting SA - ADR**                            262,830               -               -           -        262,830


                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                   MARKET VALUE

                                                             Driehaus        Driehaus        Driehaus       Pro Forma   Pro Forma
                                                          International   International      European      Adjustments  Combined
                                Description               Discovery Fund   Growth Fund   Opportunity Fund                (Note 1)
          ----------------------------------------------- -------------- ---------------  ---------------  ----------- ------------
      NORWAY - 0.1%
          Tomra Systems ASA                                            -               -         130,201           -        130,201
                                                            ------------  --------------  ---------------  ----------  ------------


          Total Europe                                        35,633,266      54,833,809      22,413,163           -    112,880,238
                                                            ------------  --------------  ---------------  ----------  ------------


FAR EAST - 20.7%                                                       -               -               -           -              -

      SOUTH KOREA - 5.4%                                               -               -               -           -              -
          CJ Shopping Corp.                                            -         402,939               -           -        402,939
          Daishin Securities Co., Ltd.                           448,876               -               -           -        448,876
          Daum Communications Corp.**                                  -         241,658               -           -        241,658
          DGI Co., Ltd.                                          330,890               -               -           -        330,890
          Feelingk Co., Ltd.                                     774,404               -               -           -        774,404
          Hyundai Motor Co., Ltd.                                      -         219,932               -           -        219,932
          Intelligent Digital Integrated Security Co., Ltd.            -         640,009               -           -        640,009
          KH Vatec Co., Ltd.                                     586,908               -               -           -        586,908
          LG Electronics, Inc.**                                       -         240,616               -           -        240,616
          NHN Corp.                                              402,772               -               -           -        402,772
          Pantech Co., Ltd.**                                    310,584         789,722               -           -      1,100,306
          POSCO                                                        -         812,833               -           -        812,833
          RFTech Co., Ltd.                                       452,179               -               -           -        452,179
          Samsung Electronics Co., Ltd.                                -       3,364,900               -           -      3,364,900
          Sindo Ricoh Co., Ltd.                                  538,999               -               -           -        538,999
          Ssangyong Motor Co., Ltd.**                            359,683               -               -           -        359,683
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               4,205,295       6,712,609               -           -     10,917,904

      CHINA - 2.9%
          China Oilfield Services, Ltd.**                              -         155,443               -           -        155,443
          Huaneng Power International, Inc. - H                        -       2,644,783               -           -      2,644,783
          Sinopec Shanghai Petrochemical Co., Ltd.**             864,304               -               -           -        864,304
          Travelsky Technology, Ltd. - H                         826,096               -               -           -        826,096
          Zhejiang Expressway Co., Ltd. - H                    1,299,502               -               -           -      1,299,502
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               2,989,902       2,800,226               -           -      5,790,128

      JAPAN - 2.4%
          Daito Trust Construction Co., Ltd.                     564,064               -               -           -        564,064
          JSR Corp.                                                    -         592,635               -           -        592,635
          Konami Corp.                                                 -         457,167               -           -        457,167
          Nichii Gakkan Co.                                            -             259               -           -            259
          Seiyu, Ltd.**                                                -       1,261,767               -           -      1,261,767
          Toyoda Gosei Co., Ltd.                                       -         261,203               -           -        261,203
          Tsumura & Co.**                                        600,657               -               -           -        600,657
          Yahoo Japan Corp.**                                          -       1,085,025               -           -      1,085,025
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,164,721       3,658,056               -           -      4,822,777


      HONG KONG - 2.4%
          China Pharmaceutical Enterprise
             and Investment Corp., Ltd.                          743,950               -               -           -        743,950
          CNOOC, Ltd.                                                  -         957,944               -           -        957,944
          Cosco Pacific, Ltd.                                          -         520,314               -           -        520,314
          Denway Motors, Ltd.                                    748,618               -               -           -        748,618
          Hong Kong Exchanges & Clearing, Ltd.                         -         741,437               -           -        741,437
          SINA.com - ADR**                                       993,850               -               -           -        993,850
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               2,486,418       2,219,695               -           -      4,706,113

      TAIWAN - 1.8%
          China Motor Co., Ltd.                                  677,552               -               -           -        677,552
          Compal Electronics, Inc.                               200,863               -               -           -        200,863
          Compal Electronics, Inc. - GDR                         638,549               -               -           -        638,549
          EVA Airways Corp.**                                    385,947               -               -           -        385,947
          High Tech Computer Corp.                               706,585               -               -           -        706,585
          Yulon Motor Co., Ltd.                                1,075,245               -               -           -      1,075,245
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               3,684,741               -               -           -      3,684,741

                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                    MARKET VALUE

                                                             Driehaus        Driehaus        Driehaus       Pro Forma    Pro Forma
                                                          International   International      European      Adjustments    Combined
                                Description               Discovery Fund   Growth Fund   Opportunity Fund                 (Note 1)
          ----------------------------------------------- -------------- ---------------  ---------------  ----------- ------------
      AUSTRALIA - 1.8%
          Coca-Cola Amatil, Ltd.                                       -         601,699               -           -        601,699
          James Hardie Industries NV                                   -       1,841,144               -           -      1,841,144
          Ten Network Holdings, Ltd.**                         1,056,528               -               -           -      1,056,528
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,056,528       2,442,843               -           -      3,499,371

      INDONESIA - 1.7%
          PT Astra Agro Lestari Tbk                              299,609               -               -           -        299,609
          PT Bank Central Asia Tbk                               877,653         293,436               -           -      1,171,089
          PT Telekomunikasi Indonesia Tbk                        530,181       1,432,200               -           -      1,962,381
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,707,443       1,725,636               -           -      3,433,079


      MALAYSIA - 0.8%
          Maxis Communications Berhad**                                -       1,606,918               -           -      1,606,918


      SINGAPORE - 0.7%
          Flextronics International, Ltd. - ADR**                      -       1,368,549               -           -      1,368,549

      THAILAND - 0.6%
          Land and Houses Public Co., Ltd. (Foreign)             697,418               -               -           -        697,418
          Major Cineplex Group Public Co., Ltd. (Foreign)**      560,325               -               -           -        560,325
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,257,743               -               -           -      1,257,743

      INDIA - 0.2%
          ICICI Bank, Ltd. - ADR                                 488,800               -               -           -        488,800
                                                            ------------  --------------  ---------------  ----------  ------------


          Total Far East                                      19,041,591      22,534,532               -           -     41,576,123
                                                            ------------  --------------  ---------------  ----------  ------------


NORTH AMERICA - 11.9%

      CANADA - 5.6%
          Celestica, Inc. - ADR**                                      -       1,064,409               -           -      1,064,409
          CHC Helicopter Corp.                                   393,774               -               -           -        393,774
          Cinram International, Inc.                             716,618               -               -           -        716,618
          Cognos, Inc.**                                         953,351       1,630,171               -           -      2,583,522
          Cott Corp. - ADR**                                           -       1,738,484               -           -      1,738,484
          High River Gold Mines, Ltd.**                                -               -         203,193           -        203,193
          Methanex Corp.                                               -         784,430               -           -        784,430
          PEYTO Exploration & Development Corp.**              1,434,993               -               -           -      1,434,993
          Sierra Wireless, Inc.**                                411,018               -               -           -        411,018
          Telesystem International Wireless, Inc.**                    -               -         158,250           -        158,250
          Thunder Energy, Inc.**                                 332,800               -               -           -        332,800
          TSX Group, Inc.**+                                     336,281               -               -           -        336,281
          TSX Group, Inc.**                                      336,819               -               -           -        336,819
          WestJet Airlines, Ltd.**                               594,996               -               -           -        594,996
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               5,510,650       5,217,494         361,443           -     11,089,587

      BERMUDA - 4.2%                                                   -               -               -           -              -
          Accenture, Ltd. - ADR - A**                                  -       1,181,943               -           -      1,181,943
          Frontline, Ltd.                                      1,043,593         255,003               -           -      1,298,596
          Marvell Technology Group, Ltd. - ADR**                 265,926       1,561,608               -           -      1,827,534
          RenaissanceRe Holdings, Ltd. - ADR                     673,200       3,525,232               -           -      4,198,432
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,982,719       6,523,786               -           -      8,506,505

      MEXICO - 1.6%
          America Movil SA de CV - ADR - L                             -         271,404               -           -        271,404
          Wal-Mart de Mexico SA de CV - V                              -       2,967,735               -           -      2,967,735
                                                            ------------  --------------  ---------------  ----------  ------------
                                                                       -       3,239,139               -           -      3,239,139




      CAYMAN ISLANDS - 0.5%
          Garmin, Ltd. - ADR**                                         -       1,047,416               -           -      1,047,416
                                                            ------------  --------------  ---------------  ----------  ------------

                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                   MARKET VALUE

                                                             Driehaus        Driehaus        Driehaus       Pro Forma   Pro Forma
                                                          International   International      European      Adjustments   Combined
                                Description               Discovery Fund   Growth Fund   Opportunity Fund                (Note 1)
          ----------------------------------------------- --------------  --------------  ---------------  ----------- ------------

          Total North America                                  7,493,369      16,027,835         361,443           -     23,882,647
                                                            ------------  --------------  ---------------  ----------  ------------


MIDDLE EAST - 5.4%

      ISRAEL - 5.4%
          Nice Systems, Ltd. - ADR**                                   -               -         217,890           -        217,890
          Taro Pharmaceutical Industries, Ltd. - ADR**         1,376,386       3,751,126         338,400           -      5,465,912
          Teva Pharmaceutical Industries, Ltd. - ADR                   -       4,910,189         347,490           -      5,257,679
                                                            ------------  --------------  ---------------  ----------  ------------
                                                               1,376,386       8,661,315         903,780           -     10,941,481
                                                            ------------  --------------  ---------------  ----------  ------------

          Total Middle East                                    1,376,386       8,661,315         903,780           -     10,941,481
                                                            ------------  --------------  ---------------  ----------  ------------



AFRICA - 0.7%

      SOUTH AFRICA - 0.7%                                              -               -               -           -              -
          Harmony Gold Mining Co., Ltd. - ADR                          -         548,006               -           -        548,006
          Murray & Roberts Holdings, Ltd.                        463,114               -               -           -        463,114
          Pick'n Pay Stores, Ltd.                                363,075               -               -           -        363,075
                                                            ------------  --------------  ---------------  ----------  ------------
                                                                 826,189         548,006               -           -      1,374,195
                                                            ------------  --------------  ---------------  ----------  ------------

          Total Africa                                           826,189         548,006               -           -      1,374,195
                                                            ------------  --------------  ---------------  ----------  ------------





SOUTH AMERICA - 0.5%

      BRAZIL - 0.4%
          Tele Norte Leste Participacoes SA - ADR                      -         519,645               -           -        519,645
          Telesp Celular Participacoes SA - ADR**                164,090               -               -           -        164,090
                                                            ------------  --------------  ---------------  ---------- -------------
                                                                 164,090         519,645               -           -        683,735

      ARGENTINA - 0.1%
          Telecom Argentina Stet-France Telecom SA - ADR**       275,047               -               -           -        275,047
                                                            ------------  --------------  ---------------  ---------- -------------


          Total South America                                    439,137         519,645               -           -        958,782
                                                            ------------  --------------  ---------------  ---------- -------------


          Total Equity Securities                             64,809,938     103,125,142      23,678,386           -    191,613,466
                                                            ------------  --------------  ---------------  ---------- -------------


EQUITY CERTIFICATES - 0.3%
FAR EAST - 0.3%

      INDIA - 0.3%
          Satyam Computer Services, Ltd.+                        562,279               -               -           -        562,279
                                                            ------------  --------------  ---------------  ---------- -------------


          Total Equity Certificates                              562,279               -               -           -        562,279
                                                            ------------  --------------  ---------------  ---------- -------------


RIGHTS - 0.0%
FAR EAST - 0.0%

      THAILAND - 0.0%
          TelecomAsia Corp. Public Co., Ltd. (Foreign) -               -               0               -           -             0
            Rights**                                        ------------  --------------  ---------------  ---------- -------------


          Total Thailand                                               -               0               -           -             0
                                                            ------------  --------------  ---------------  ---------- -------------

                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                                                                    MARKET VALUE

                                                             Driehaus        Driehaus        Driehaus       Pro Forma   Pro Forma
                                                          International   International      European      Adjustments   Combined
                                Description               Discovery Fund   Growth Fund   Opportunity Fund                 (Note 1)
          ----------------------------------------------- --------------  --------------  ---------------  ----------- ------------
EUROPE - 0.0%

      UNITED KINGDOM - 0.0%
          Paladin Resources PLC - Rights**                        14,260               -               -           -         14,260


          Total United Kingdom                                    14,260               -               -           -         14,260
                                                            ------------  --------------  ---------------  ---------- -------------


          Total Rights                                            14,260               -               -           -         14,260
                                                            ------------  --------------  ---------------  ---------- -------------


      TOTAL INVESTMENTS (COST $178,909,739) --------95.6%   $ 65,386,477   $ 103,125,142    $ 23,678,386         $ -  $ 192,190,005
      Other Assets in Excess of Liabilities ---------4.4%      2,726,172       3,972,062       2,152,573           -      8,850,807
                                                            ------------  --------------  ---------------  ---------- -------------
          NET ASSETS-------------------------------100.0%   $ 68,112,649   $ 107,097,204    $ 25,830,959         $ -  $ 201,040,812
                                                            ============  ==============  ===============  ========== =============



      **Non-income producing security
      + Restricted security
      ADR - American Depository Receipt
      GDR - Global Depository Receipt

Note: The Investment Adviser has not identified any securities that the Driehaus International Growth Fund and the Driehaus European Opportunity Fund will be required to sell as a result of the reorganization.

                      DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                               NOTES TO PRO FORMA
                         COMBINING FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)


1.   BASIS OF COMBINATION

The Driehaus Mutual Funds (the "Trust") is a registered management investment company, organized as a Delaware statutory trust. As of December 31, 2002, the Trust offered five separate funds. The unaudited Pro Forma Combining Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of December 31, 2002 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of January 1, 2002. These statements have been derived from books and records utilized in calculating the net asset value of each fund at December 31, 2002 and for the year then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Driehaus International Growth Fund and the Driehaus European Opportunity Fund (the "Selling Funds") in exchange for shares of the Driehaus International Discovery Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Selling Funds for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of any fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

For the year ended December 31, 2002, the Driehaus International Discovery Fund's investment advisory fee was computed based on the annual rate of 1.50% of its average daily net assets.

2.   SECURITY VALUATION

Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

3.   CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of additional shares of the Driehaus International Discovery Fund that would have been issued at December 31, 2002 in connection with the proposed reorganization. The pro forma number of shares outstanding consists of shares assumed issued in the reorganization plus shares of the Driehaus International Discovery Fund at December 31, 2002.

4.   PRO FORMA ADJUSTMENTS AND PRO FORMA COMBINED COLUMNS

The pro forma adjustments and pro forma combined columns of the statement of operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Selling Funds were included in the Driehaus International Discovery Fund for the period January 1, 2002 to December 31, 2002. Investment advisory and administration fees in the pro forma combined column are calculated at the rates in effect for the Driehaus International Discovery Fund based upon the combined net assets of the Selling Funds and Driehaus International Discovery Fund.

The pro forma Statement of Assets and Liabilities and Schedule of Investments give effect to the proposed transfer of such assets as if the reorganization had occurred at December 31, 2002.

5.   COSTS OF REORGANIZATION

Reorganization expenses incurred by the Driehaus Mutual Funds will be paid by Driehaus Capital Management, Inc. and/or affiliates thereof. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; and (g) brokerage cost of any necessary rebalancing of the Funds' investment portfolios.

6.   FEDERAL INCOME TAXES

No provision is made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

For the period ended December 31, 2002, reclassifications were recorded between undistributed net investment loss, undistributed net realized foreign exchange loss, undistributed net realized gain, and paid-in-capital in excess of par for any permanent book to tax differences.

The Selling Funds will distribute all of their ordinary income and capital gains, if any, prior to the Funds merging.

At December 31, 2002, the combined capital loss carry forward of the Selling Funds and Driehaus International Discovery Fund amounted to $193,647,052, which will expire between 2008 and 2010.

                      DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (UNAUDITED)



                                                                 Driehaus        Driehaus          Pro Forma            Pro Forma
                                                             Emerging Markets  Asia Pacific       Adjustments           Combined
                                                               Growth Fund     Growth Fund                              (Note 1)
                                                               -------------   -------------     --------------     ----------------

ASSETS:
Investments:
        Investments at cost                                     $31,449,586    $19,214,966        $         -          $50,664,552
        Net unrealized appreciation                               3,857,929        175,402                  -            4,033,331
                                                               -------------   -------------     --------------     ----------------

              Investments, at market value                       35,307,515     19,390,368        $         -           54,697,883

Cash                                                                313,634        713,276                  -            1,026,910
Foreign currency (cost $310,496 and $582,565)                       312,558        584,115                  -              896,673
Receivables:
        Dividends                                                    47,609          5,262                  -               52,871
        Interest                                                          -              -                  -                    -
        Investment securities sold                                  437,720        641,956                  -            1,079,676
        Fund shares sold                                             44,350          1,000                  -               45,350
        Foreign withholding tax refund                                    -              -                  -                    -
Prepaid expenses                                                      6,264          4,220                  -               10,484
                                                               -------------   -------------     --------------     ----------------

              Total Assets                                       36,469,650     21,340,197                  -           57,809,847

LIABILITIES:
Payables:
        Investment securities purchased                             440,761        414,838                  -              855,599
        Fund shares redeemed                                         12,884         89,964                  -              102,848
        Due to affiliates                                            39,974         11,475                  -               51,449
        Net unrealized depreciation on unsettled
           foreign currency forward contracts from
           transaction hedges                                           566          3,605                  -                4,171
        Foreign taxes                                                 1,003              -                  -                1,003
Accrued expenses                                                     42,466         51,197                  -               93,663
                                                               -------------   -------------     --------------     ----------------

              Total Liabilities                                     537,654        571,079                  -            1,108,733
                                                               -------------   -------------     --------------     ----------------

NET ASSETS                                                      $35,931,996    $20,769,118        $         -           56,701,114
                                                               =============   =============     ==============     ================


Net Assets consisted of the following at December 31, 2002:
        Paid-in capital                                         $44,967,697    $28,452,274                  -           73,419,971
        Undistributed net investment income                         (26,702)       (21,544)                 -              (48,246)
        Undistributed net realized loss                         (12,870,501)    (7,839,845)                 -          (20,710,346)
        Unrealized net foreign exchange gain                          3,573          2,831                  -                6,404
        Unrealized net appreciation on investments                3,857,929        175,402                  -            4,033,331
                                                               -------------   -------------     --------------     ----------------

NET ASSETS                                                       35,931,996    $20,769,118        $         -          $56,701,114
                                                               =============   =============     ==============     ================

Driehaus Emerging Markets Growth Fund
        Net Assets                                              $35,931,996                       $ 20,769,118 (a)     $56,701,114
        Shares Outstanding                                        2,931,265                          1,694,055 (a)       4,625,320
                                                               -------------                     --------------     ----------------

        Net Asset Value Per Share                               $     12.26                       $      12.26         $     12.26

Driehaus Asia Pacific Growth Fund
        Net Assets                                                             $20,769,118        $(20,769,118)(b)     $         -
        Shares Outstanding                                                       1,828,114          (1,828,114)(b)               -
                                                                              ---------------   --------------     ----------------

        Net Asset Value Per Share                                              $     11.36        $           -        $         -


  (a) Reflects net effect of combining existing Driehaus Asia Pacific Growth Fund into the Driehaus Emerging Markets Growth Fund.

  (b) Reflects exchange of Driehaus Asia Pacific Growth Fund into the Driehaus Emerging Markets Growth Fund.




              See Notes to Pro Forma Combining Financial Statements

                      DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)



                                                            Driehaus               Driehaus           Pro Forma         Pro Forma
                                                        Emerging Markets         Asia Pacific        Adjustments        Combined
                                                          Growth Fund            Growth Fund                            (Note 1)
                                                        -------------          -------------       -------------    -------------
INVESTMENT LOSS:
        Dividends                                        $     554,166          $     320,737        $          -      $   874,903
        Less : Non-reclaimable foreign taxes withheld          (60,478)               (30,303)                  -          (90,781)
        Interest                                                 7,183                 14,397                   -           21,580
                                                          -------------          -------------       -------------     ------------

              Total Income                                     500,871                304,831                   -          805,702

Expenses:
        Investment advisory fee                                537,134                365,866                   -          903,000
        Administration fee                                     114,000                114,000            (114,000) (a)     114,000
        Professional fees                                       62,200                 58,200             (22,650) (b)      97,750
        Federal and state registration fees                     15,500                 15,100             (15,000) (b)      15,600
        Custodian fees                                         176,280                 93,055             (60,000) (b)     209,335
        Transfer agent fees                                     42,694                 43,394             (36,000) (a)      50,088
        Trustee fees                                             7,325                  6,710                   -           14,035
        Amortization of organization costs                       5,897                  5,900             (11,797) (b)           -
        Miscellaneous                                           44,568                 42,168              (8,073) (b)      78,663
                                                          -------------          -------------       -------------     ------------

              Total Expenses                                 1,005,598                744,393            (267,520)       1,482,471
              Fees paid indirectly                            (124,053)              (110,645)                  -         (234,698)
              Expense reinbursement from adviser              (108,929)              (121,855)            230,784  (c)           -
                                                          -------------          -------------       -------------     ------------

              Net Expenses                                     772,616                511,893            ( 36,736)       1,247,773
                                                          -------------          -------------       -------------     ------------
                                                                                                                -                -
Net Investment Loss                                      $    (271,745)         $    (207,062)       $     36,736      $  (442,071)
                                                          =============          =============       =============     ============



NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
        Net realized gain from security transactions     $  (4,039,552)         $  (1,757,316)                  -       (5,796,868)
        Net realized foreign exchange loss                    (310,083)              (238,239)                  -         (548,322)
        Net change in unrealized foreign exchange gain           2,573                  8,476                   -           11,049
        Net change in unrealized appreciation of                 7,764             (2,083,289)                  -       (2,075,525)
          investments                                     -------------          -------------       -------------    -------------

              Net realized and unrealized loss on
                investments                                 (4,339,298)            (4,070,368)                  -       (8,409,666)
                                                          -------------          -------------       -------------    -------------

NET DECREASE IN ASSETS FROM OPERATIONS                   $  (4,611,043)         $  (4,277,430)       $     36,736      $(8,851,737)
                                                          =============          =============       =============    =============

 (a) Reflects adjustment to the acquired Fund contractual fee level.

 (b)   Reflects expected savings/increases based on current year budget.

 (c) Reflects adjustment to the acquired fund's contractual expense limitation.



              See Notes to Pro Forma Combining Financial Statements

                      DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                     SHARES

                                                                        Driehaus        Driehaus       Pro Forma        Pro Forma
                                                                   Emerging Markets   Asia Pacific    Adjustments        Combined
                         Description                                  Growth Fund      Growth Fund                        (Note 1)
          ------------------------------------------                --------------    -------------  -------------    -------------

EQUITY SECURITIES - 92.6%
FAR EAST - 64.2%

      SOUTH KOREA - 18.2%
          Daegu Bank**                                                      39,170                -             -         39,170
          Daum Communications Corp.**                                       14,830           11,132             -         25,962
          DGI Co., Ltd.                                                     10,957           19,497             -         30,454
          Feelingk Co., Ltd.                                                     -           36,142             -         36,142
          Hanmi Pharmaceutical Industrial Co., Ltd.                         20,060                -             -         20,060
          Internet Auction Co., Ltd.**                                           -            8,711             -          8,711
          KH Vatec Co., Ltd.                                                 3,253            7,858             -         11,111
          Kookmin Bank                                                      11,386                -             -         11,386
          Korea Zinc Co., Ltd.                                                   -           10,900             -         10,900
          KT Corp.                                                           4,750                -             -          4,750
          LG Chem, Ltd.                                                      8,670            7,650             -         16,320
          LG Electronics, Inc.**                                                 -            7,250             -          7,250
          Pantech Co., Ltd.**                                               45,600           23,940             -         69,540
          POSCO - ADR                                                            -            4,100             -          4,100
          Pulmuone Co., Ltd.                                                21,570            6,190             -         27,760
          RFTech Co., Ltd.                                                       -           33,577             -         33,577
          Samsung Electronics, Co., Ltd.                                     4,880            1,500             -          6,380
          Seoul City Gas Co., Ltd.                                               -            4,740             -          4,740
          Shinsegae Co., Ltd.                                                1,240                -             -          1,240
          Sindo Ricoh Co., Ltd.                                              9,190            3,350             -         12,540
          SK Telecom Co., Ltd.                                               2,060                -             -          2,060
          SK Telecom Co., Ltd. - ADR                                             -           13,300             -         13,300
          You Eal Electronics Co., Ltd.                                     18,700           13,692             -         32,392


      TAIWAN - 10.8%
          Chang Hwa Commercial Bank                                        651,000                -             -        651,000
          Chia Hsin Cement Corp.**                                               -          414,000             -        414,000
          China Motor Co., Ltd.                                            324,000          180,000             -        504,000
          Chinatrust Financial Holding Co., Ltd.**                         196,000                -             -        196,000
          Compal Electronics, Inc.                                               -          597,000             -        597,000
          Compal Electronics, Inc. - GDR                                    66,450                -             -         66,450
          CTCI Corp.                                                             -          178,000             -        178,000
          Epistar Corp.**                                                  100,196              436             -        100,632
          Gemtek Technology Corp.                                                -           60,000             -         60,000
          High Tech Computer Corp.                                          39,000          103,000             -        142,000
          Hon Hai Precision Industry Co., Ltd.                              68,700                -             -         68,700
          Hon Hai Precision Industry Co., Ltd. - GDR                             -           21,000             -         21,000
          Largan Precision Industry Co., Ltd.                               83,000           26,000             -        109,000
          UPC Technology Corp.**                                         1,087,000                -             -      1,087,000
          Wan Hai Lines Co., Ltd.                                                -          174,000             -        174,000
          Yulon Motor Co., Ltd.                                                  -          350,480             -        350,480
          Zyxel Communications Corp.**                                     285,000                -             -        285,000


      HONG KONG - 7.2%
          China Insurance International Holdings Co., Ltd.                       -          458,000             -        458,000
          China Pharmaceutical Enterprise and
               Investment Corp., Ltd.                                    2,592,000        2,280,000             -      4,872,000
          CNOOC, Ltd.                                                      269,500                -             -        269,500
          CNOOC, Ltd. - ADR                                                      -            8,400             -          8,400
          Cosco Pacific, Ltd.                                                    -          182,000             -        182,000
          Dah Sing Financial Group                                               -           79,200             -         79,200
          Denway Motors, Ltd.                                              504,000        1,316,000             -      1,820,000
          Fountain Set Holdings, Ltd.                                      640,000                -             -        640,000
          SINA.com - ADR**                                                  68,313           69,114             -        137,427


      CHINA - 7.0%
          Aluminum Corp. of China, Ltd.                                          -        1,154,000             -      1,154,000
          Anhui Conch Cement Co., Ltd. - H                               1,182,000                -             -      1,182,000
          China Oilfield Services, Ltd.**                                        -          684,000             -        684,000
          Shenzhen Expressway Co., Ltd.                                          -        1,316,000             -      1,316,000
          Sinopec Shanghai Petrochemical Co., Ltd.**                             -        2,736,000             -      2,736,000

                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                     SHARES


                                                                        Driehaus        Driehaus        Pro Forma       Pro Forma
                                                                   Emerging Markets   Asia Pacific     Adjustments      Combined
                         Description                                  Growth Fund      Growth Fund                      (Note 1)
          ------------------------------------------                --------------    -------------   -------------    -----------
          Travelsky Technology, Ltd. - H                                         -          490,000               -        490,000
          Tsingtao Brewery Co., Ltd. - H                                 1,214,000                -               -      1,214,000
          Yanzhou Coal Mining Co., Ltd. -H                                       -          420,000               -        420,000
          Zhejiang Expressway Co., Ltd. - H                              2,206,000        1,576,000               -      3,782,000



      THAILAND - 5.4%
          Land and Houses Public Co., Ltd. (Foreign)                       330,855          237,300               -        568,155
          Major Cineplex Group Public Co., Ltd. (Foreign)**                362,100          216,200               -        578,300
          Noble Development Public Co., Ltd. (Foreign)**                 1,541,800          746,400               -      2,288,200
          Thai Farmers Bank Public Co., Ltd. (Foreign)**                         -          228,300               -        228,300
          TISCO Finance Public Co., Ltd. (Foreign)**                       562,500                -               -        562,500


      JAPAN - 5.1%
          Canon, Inc.                                                            -            6,000               -          6,000
          Casio Computer Co., Ltd.                                               -           51,000               -         51,000
          Daito Trust Construction Co., Ltd.                                     -           13,300               -         13,300
          JSR Corp.                                                              -           43,000               -         43,000
          Nidec Copal Corp.                                                      -           12,000               -         12,000
          Nippon Ysen Kabushiki Kaisha                                           -           48,000               -         48,000
          Nissan Motor Co., Ltd.                                                 -           38,300               -         38,300
          Softbank Corp.                                                         -           13,900               -         13,900
          Stanley Electric Co., Ltd.                                             -           15,000               -         15,000
          Toyoda Gosei Co., Ltd.                                                 -            9,100               -          9,100
          Tsumura & Co.**                                                        -           29,000               -         29,000
          Uniden Corp.                                                           -           40,000               -         40,000


      INDONESIA  - 3.6%
          PT Astra Agro Lestari Tbk                                              -          668,000                        668,000
          PT Bank Central Asia Tbk                                       1,327,000        1,414,000                      2,741,000
          PT Hanjaya Mandala Sampoerna Tbk                                       -          475,500                        475,500
          PT Telekomunikasi Indonesia Tbk                                1,259,000                -                      1,259,000
          PT Telekomunikasi Indonesia - ADR                                      -           46,400                         46,400


      MALAYSIA - 3.4%
          Gamuda Berhad                                                    340,000                -               -        340,000
          Malayawata Steel Berhad                                          371,000                -               -        371,000
          Maxis Communications Berhad**                                    353,000          198,000               -        551,000
          Ranhill Berhad                                                   265,000                -               -        265,000
          Resorts World Berhad                                                   -           65,000               -         65,000


      INDIA  - 1.2%
          Ranbaxy Laboratories, Ltd. - GDR                                       -           13,769               -
          State Bank of India - GDR                                         35,194                -               -         35,194


      AUSTRALIA  - 1.1%
          MIM Holdings, Ltd.                                                     -          191,234               -        191,234
          News Corp., Ltd. - ADR                                                 -            4,400               -          4,400
          Ten Network Holdings, Ltd.**                                           -          266,663               -        266,663


      SINGAPORE  - 0.7%
          Haw Par Corp., Ltd                                                     -              940               -            940
          Neptune Orient Lines, Ltd.**                                           -          326,000               -        326,000
          Venture Corp., Ltd.                                                    -           27,000               -         27,000


      NEW ZEALAND  - 0.5%
          Sky City Entertainment Group, Ltd.                                     -           62,278               -         62,278

  EUROPE - 10.0%

                      DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                     SHARES


                                                              Driehaus        Driehaus        Pro Forma       Pro Forma
                                                          Emerging Markets  Asia Pacific     Adjustments      Combined
                         Description                        Growth Fund      Growth Fund                      (Note 1)
          ------------------------------------------      --------------    -------------   -------------    -----------

      RUSSIA  - 4.1%
          AO VimpelCom - ADR**                                    18,293                -               -         18,293
          Mobile Telesystems - ADR                                12,145                -               -         12,145
          Sberbank RF - ADR**                                      2,882                -               -          2,882
          Sibneft - ADR**                                        221,175                -               -        221,175
          YUKOS - ADR                                             28,024                -               -         28,024

      HUNGARY  - 1.8%
          Magyar Tavkozlesi Rt.                                   90,390                -               -         90,390
          OTP Bank Rt. - GDR                                      35,230                -               -         35,230


      CZECH REPUBLIC - 1.1%
          Komercni Banka AS                                        9,283                -               -          9,283


      ESTONIA - 1.1%
          Hansabank, Ltd.                                         38,048                -               -         38,048


      POLAND - 0.9%
          Bank Pekao SA - GDR                                     20,929                -               -         20,929


      GREECE - 0.5%
          Coca-Cola Hellenic Bottling Co., SA                     19,495                -               -         19,495


      TURKEY - 0.5%
          Ford Otomotiv Sanayi AS**                           31,850,000                -               -     31,850,000


AFRICA - 5.8%

      SOUTH AFRICA  - 5.8%
          African Rainbow Minerals Gold, Ltd.**                   45,130                -               -         45,130
          Aveng, Ltd.                                            348,535                -               -        348,535
          Foschini, Ltd.                                         427,142                -               -        427,142
          Imperial Holdings, Ltd.**                               36,800                -               -         36,800
          MTN Group, Ltd.**                                       99,340                -               -         99,340
          Murray & Roberts Holdings, Ltd.                        245,670                -               -        245,670
          Nampak, Ltd.                                           235,792                -               -        235,792
          Standard Bank Group, Ltd.                              221,424                -               -        221,424


SOUTH AMERICA - 4.7%

      BRAZIL - 4.0%
          Brasil Telecom Participacoes SA - ADR                   10,000                -               -         10,000
          Caemi Mineracao e Metalurgica SA (Pref.)             1,050,000                -               -      1,050,000
          Companhia Vale do Rio Doce - A (Pref.)                  23,450                -               -         23,450
          Gerdau SA (Pref.)                                   58,400,000                -               -     58,400,000
          Petroleo Brasileiro SA - ADR                            19,500                -               -         19,500
          Telesp Celular Participacoes SA - ADR**                 57,500                -               -         57,500
          Unibanco-Uniao de Bancos Brasileiros SA - GDR           16,500                -               -         16,500


      CHILE - 0.4%
          Distribucion y Servicio D&S SA - ADR                    23,400                -               -         23,400


      ARGENTINA - 0.3%
          Telecom Argentina Stet-France Telecom SA - ADR**        72,257                -               -         72,257


NORTH AMERICA - 4.6%

      MEXICO - 4.1%
          America Movil SA de CV - ADR - L                        45,574                -               -         45,574

                      DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                     SHARES


                                                         Driehaus          Driehaus        Pro Forma       Pro Forma
                                                      Emerging Markets   Asia Pacific     Adjustments      Combined
                         Description                    Growth Fund       Growth Fund                      (Note 1)
          ------------------------------------------   --------------    -------------   -------------    -----------

          Grupo Financiero Banorte SA de CV - O            246,147                -               -          246,147
          Grupo Televisa SA - ADR**                         17,035                -               -           17,035
          Wal-Mart de Mexico SA de CV - V                  262,095                -               -          262,095


      CAYMAN ISLANDS - 0.3%
          Harbin Brewery Group, Ltd.**                           -          592,000               -          592,000


      CANADA - 0.2%
          Telesystem International Wireless, Inc.**        373,500                -               -          373,500

MIDDLE EAST - 3.3%

      ISRAEL - 3.3%
          Agis Industries, Ltd.                             27,702                -               -           27,702
          Taro Pharmaceutical Industries, Ltd. - ADR**      19,523                -               -           19,523
          Teva Pharmaceutical Industries, Ltd. - ADR        23,000                -               -           23,000


EQUITY CERTIFICATES - 3.9% (NOTE C)
FAR EAST - 3.9%

   INDIA - 3.9%
          ICICI Bank, Ltd.+                                      -          102,995               -          102,995
          Infosys Technologies, Ltd.+                        3,900                -               -            3,900
          Mastek, Ltd.+                                     39,051                -               -           39,051
          Satyam Computer Services, Ltd.+                        -           67,517               -           67,517
          Tata Engineering and Locomotive Co., Ltd.+       134,680           63,650               -          198,330


RIGHTS -  0.0%
FAR EAST - 0.0%

    THAILAND - 0.0%
        TelecomAsia Corp. Public Co., Ltd. (Foreign) -      27,883                -               -           27,883
        Rights**


      TOTAL INVESTMENTS (COST $50,664,552)--96.5%
      Other Assets in Excess of Liabilities--3.5%
          NET ASSETS-----------------------100.0%



      **Non-income producing security
      + Restricted security
      ADR - American Depository Receipt
      GDR - Global Depository Receipt

Note: The Investment Adviser has not identified any securities that the Driehaus Asia Pacific Growth Fund will be required to sell as a result of the reorganization.

                      DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                  MARKET VALUE

                                                                Driehaus        Driehaus        Pro Forma        Pro Forma
                                                            Emerging Markets  Asia Pacific     Adjustments       Combined
                       Description                            Growth Fund     Growth Fund                        (Note 1)
          ---------------------------------------             -------------   -------------    -------------   ------------

EQUITY SECURITIES - 92.6%
FAR EAST - 64.2%

      SOUTH KOREA - 18.2%
          Daegu Bank**                                             157,202               -                -         157,202
          Daum Communications Corp.**                              393,866         295,652                -         689,518
          DGI Co., Ltd.                                            152,431         271,237                -         423,668
          Feelingk Co., Ltd.                                             -         296,803                -         296,803
          Hanmi Pharmaceutical Industrial Co., Ltd.                317,970               -                -         317,970
          Internet Auction Co., Ltd.**                                   -         190,958                -         190,958
          KH Vatec Co., Ltd.                                       163,740         395,534                -         559,274
          Kookmin Bank                                             403,197               -                -         403,197
          Korea Zinc Co., Ltd.                                           -         165,423                -         165,423
          KT Corp.                                                 203,048               -                -         203,048
          LG Chem, Ltd.                                            296,785         261,869                -         558,654
          LG Electronics, Inc.**                                         -         252,456                -         252,456
          Pantech Co., Ltd.**                                      549,791         288,640                -         838,431
          POSCO - ADR                                                    -         101,393                -         101,393
          Pulmuone Co., Ltd.                                       741,096         212,674                -         953,770
          RFTech Co., Ltd.                                               -         242,050                -         242,050
          Samsung Electronics, Co., Ltd.                         1,291,951         397,116                -       1,689,067
          Seoul City Gas Co., Ltd.                                       -          74,334                -          74,334
          Shinsegae Co., Ltd.                                      156,300               -                -         156,300
          Sindo Ricoh Co., Ltd.                                    507,521         185,005                -         692,526
          SK Telecom Co., Ltd.                                     397,740               -                -         397,740
          SK Telecom Co., Ltd. - ADR                                     -         283,955                -         283,955
          You Eal Electronics Co., Ltd.                            395,742         289,759                -         685,501
                                                              -------------   -------------    -------------   ------------
                                                                 6,128,380       4,204,858                -      10,333,238

      TAIWAN - 10.8%
          Chang Hwa Commercial Bank                                310,802               -                -         310,802
          Chia Hsin Cement Corp.**                                       -         174,435                -         174,435
          China Motor Co., Ltd.                                    591,716         328,731                -         920,447
          Chinatrust Financial Holding Co., Ltd.**                 159,528               -                -         159,528
          Compal Electronics, Inc.                                       -         618,119                -         618,119
          Compal Electronics, Inc. - GDR                           342,218               -                -         342,218
          CTCI Corp.                                                     -          94,708                -          94,708
          Epistar Corp.**                                          184,427             803                -         185,230
          Gemtek Technology Corp.                                        -         157,032                -         157,032
          High Tech Computer Corp.                                 166,005         438,423                -         604,428
          Hon Hai Precision Industry Co., Ltd.                     237,101               -                -         237,101
          Hon Hai Precision Industry Co., Ltd. - GDR                     -         157,500                -         157,500
          Largan Precision Industry Co., Ltd.                      463,100         145,067                -         608,167
          UPC Technology Corp.**                                   431,423               -                -         431,423
          Wan Hai Lines Co., Ltd.                                        -         140,121                -         140,121
          Yulon Motor Co., Ltd.                                          -         402,190                -         402,190
          Zyxel Communications Corp.**                             606,557               -                -         606,557
                                                              -------------   -------------    -------------   ------------
                                                                 3,492,877       2,657,129                -       6,150,006

      HONG KONG - 7.2%
          China Insurance International Holdings Co., Ltd.               -         233,453                -         233,453
          China Pharmaceutical Enterprise and
               Investment Corp., Ltd.                              465,328         409,316                          874,644
          CNOOC, Ltd.                                              350,769               -                -         350,769
          CNOOC, Ltd. - ADR                                              -         218,820                -         218,820
          Cosco Pacific, Ltd.                                            -         149,365                -         149,365
          Dah Sing Financial Group                                       -         401,161                -         401,161
          Denway Motors, Ltd.                                      169,651         442,977                -         612,628
          Fountain Set Holdings, Ltd.                              352,894               -                -         352,894
          SINA.com - ADR**                                         444,035         449,241                -         893,276
                                                              -------------   -------------    -------------   ------------
                                                                 1,782,677       2,304,333                -       4,087,010

      CHINA - 7.0%
          Aluminum Corp. of China, Ltd.                                  -         167,217                -         167,217
          Anhui Conch Cement Co., Ltd. - H                         397,872               -                -         397,872
          China Oilfield Services, Ltd.**                                -         166,650                -         166,650
          Shenzhen Expressway Co., Ltd.                                  -         261,567                -         261,567
          Sinopec Shanghai Petrochemical Co., Ltd.**                     -         413,994                -         413,994

                      DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                  MARKET VALUE

                                                                Driehaus        Driehaus        Pro Forma        Pro Forma
                                                            Emerging Markets  Asia Pacific     Adjustments       Combined
                       Description                            Growth Fund     Growth Fund                        (Note 1)
          ---------------------------------------             -------------   -------------    -------------   ------------
          Travelsky Technology, Ltd. - H                                 -         339,302                -         339,302
          Tsingtao Brewery Co., Ltd. - H                           611,019               -                -         611,019
          Yanzhou Coal Mining Co., Ltd. -H                               -         166,958                -         166,958
          Zhejiang Expressway Co., Ltd. - H                        848,639         606,281                -       1,454,920
                                                              -------------   -------------    -------------   ------------
                                                                 1,857,530       2,121,969                -       3,979,499


      THAILAND - 5.4%
          Land and Houses Public Co., Ltd. (Foreign)               617,954         443,217                -       1,061,171
          Major Cineplex Group Public Co., Ltd. (Foreign)**        676,312         403,807                -       1,080,119
          Noble Development Public Co., Ltd. (Foreign)**           321,954         155,861                -         477,815
          Thai Farmers Bank Public Co., Ltd. (Foreign)**                 -         158,910                -         158,910
          TISCO Finance Public Co., Ltd. (Foreign)**               292,343               -                -         292,343
                                                              -------------   -------------    -------------   ------------
                                                                 1,908,563       1,161,795                -       3,070,358

      JAPAN - 5.1%
          Canon, Inc.                                                    -         226,005                -         226,005
          Casio Computer Co., Ltd.                                       -         284,073                -         284,073
          Daito Trust Construction Co., Ltd.                             -         294,198                -         294,198
          JSR Corp.                                                      -         431,920                -         431,920
          Nidec Copal Corp.                                              -         173,220                -         173,220
          Nippon Ysen Kabushiki Kaisha                                   -         161,793                -         161,793
          Nissan Motor Co., Ltd.                                         -         298,861                -         298,861
          Softbank Corp.                                                 -         158,713                -         158,713
          Stanley Electric Co., Ltd.                                     -         167,481                -         167,481
          Toyoda Gosei Co., Ltd.                                         -         171,004                -         171,004
          Tsumura & Co.**                                                -         263,925                -         263,925
          Uniden Corp.                                                   -         257,184                -         257,184
                                                              -------------   -------------    -------------   ------------
                                                                         -       2,888,377                -       2,888,377

      INDONESIA  - 3.6%
          PT Astra Agro Lestari Tbk                                      -         115,687                -         115,687
          PT Bank Central Asia Tbk                                 370,670         394,972                -         765,642
          PT Hanjaya Mandala Sampoerna Tbk                               -         196,575                -         196,575
          PT Telekomunikasi Indonesia Tbk                          541,581               -                -         541,581
          PT Telekomunikasi Indonesia - ADR                              -         393,936                -         393,936
                                                              -------------   -------------    -------------   ------------
                                                                   912,251       1,101,170                -       2,013,421

      MALAYSIA - 3.4%
          Gamuda Berhad                                            492,108               -                -         492,108
          Malayawata Steel Berhad                                  185,501               -                -         185,501
          Maxis Communications Berhad**                            501,634         281,370                -         783,004
          Ranhill Berhad                                           292,896               -                -         292,896
          Resorts World Berhad                                           -         159,935                -         159,935
                                                              -------------   -------------    -------------   ------------
                                                                 1,472,139         441,305                -       1,913,444

      INDIA  - 1.2%
          Ranbaxy Laboratories, Ltd. - GDR                               -         176,932                -         176,932
          State Bank of India - GDR                                483,918               -                -         483,918
                                                              -------------   -------------
                                                                                               -------------
                                                                   483,918         176,932                -         660,850

      AUSTRALIA  - 1.1%
          MIM Holdings, Ltd.                                             -         162,603                -         162,603
          News Corp., Ltd. - ADR                                         -         115,500                -         115,500
          Ten Network Holdings, Ltd.**                                   -         336,354                -         336,354
                                                              -------------   -------------    -------------   ------------
                                                                         -         614,457                -         614,457

      SINGAPORE  - 0.7%
          Haw Par Corp., Ltd                                             -           1,767                -           1,767
          Neptune Orient Lines, Ltd.**                                   -         172,913                -         172,913
          Venture Corp., Ltd.                                            -         216,372                -         216,372
                                                              -------------   -------------                    ------------
                                                                                               -------------
                                                                         -         391,052                -         391,052

      NEW ZEALAND  - 0.5%
          Sky City Entertainment Group, Ltd.                             -         263,529                -         263,529
                                                              -------------   -------------    -------------   ------------


          Total Far East                                        18,038,335      18,326,906                -      36,365,241
                                                              -------------   -------------    -------------    -----------


                      DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                  MARKET VALUE

                                                            Driehaus        Driehaus        Pro Forma        Pro Forma
                                                         merging Markets  Asia Pacific     Adjustments       Combined
                       Description                        Growth Fund     Growth Fund                        (Note 1)
          ---------------------------------------         -------------   -------------    -------------   ------------
 EUROPE -10.0%

      RUSSIA  - 4.1%
          AO VimpelCom - ADR**                                 585,559               -                -         585,559
          Mobile Telesystems - ADR                             451,065               -                -         451,065
          Sberbank RF - ADR**                                  554,785               -                -         554,785
          Sibneft - ADR**                                      486,585               -                -         486,585
          YUKOS - ADR                                          264,827               -                -         264,827
                                                                                                           ------------
                                                          -------------   -------------    -------------   ------------
                                                             2,342,821               -                -       2,342,821



      HUNGARY  - 1.8%
          Magyar Tavkozlesi Rt.                                327,689               -                -         327,689
          OTP Bank Rt. - GDR                                   688,747               -                -         688,747
                                                          -------------   -------------    ------------    ------------
                                                             1,016,436               -                -       1,016,436

      CZECH REPUBLIC - 1.1%
          Komercni Banka AS                                    641,311               -                -         641,311


      ESTONIA - 1.1%
          Hansabank, Ltd.                                      638,005               -                -         638,005


      POLAND - 0.9%
          Bank Pekao SA - GDR                                  512,761               -                -         512,761


      GREECE - 0.5%
          Coca-Cola Hellenic Bottling Co., SA                  270,852               -                -         270,852


      TURKEY - 0.5%
          Ford Otomotiv Sanayi AS**                            268,614               -                -         268,614
                                                          -------------   -------------    -------------   ------------


          Total Europe                                       5,690,800               -                -       5,690,800
                                                          -------------   -------------    -------------   ------------


AFRICA - 5.8%

      SOUTH AFRICA  - 5.8%
          African Rainbow Minerals Gold, Ltd.**                415,770               -                -         415,770
          Aveng, Ltd.                                          406,193               -                -         406,193
          Foschini, Ltd.                                       567,496               -                -         567,496
          Imperial Holdings, Ltd.**                            235,883               -                -         235,883
          MTN Group, Ltd.**                                    141,823               -                -         141,823
          Murray & Roberts Holdings, Ltd.                      363,615               -                -         363,615
          Nampak, Ltd.                                         388,840               -                -         388,840
          Standard Bank Group, Ltd.                            778,033               -                -         778,033
                                                          -------------   -------------    -------------   ------------
                                                             3,297,653               -                -       3,297,653

          Total Africa                                       3,297,653               -                -       3,297,653
                                                          -------------   -------------    -------------   ------------


SOUTH AMERICA - 4.7%

      BRAZIL - 4.0%
          Brasil Telecom Participacoes SA - ADR                252,500               -                -         252,500
          Caemi Mineracao e Metalurgica SA (Pref.)             155,719               -                -         155,719
          Companhia Vale do Rio Doce - A (Pref.)               646,592               -                -         646,592
          Gerdau SA (Pref.)                                    569,148               -                -         569,148
          Petroleo Brasileiro SA - ADR                         291,330               -                -         291,330
          Telesp Celular Participacoes SA - ADR**              175,375               -                -         175,375
          Unibanco-Uniao de Bancos Brasileiros SA - GDR        180,675               -                -         180,675
                                                          -------------   -------------    -------------   ------------
                                                             2,271,339               -                -       2,271,339

      CHILE - 0.4%


                      DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                  MARKET VALUE

                                                                       Driehaus        Driehaus        Pro Forma        Pro Forma
                                                                   Emerging Markets  Asia Pacific     Adjustments       Combined
                       Description                                   Growth Fund     Growth Fund                        (Note 1)
          ---------------------------------------                    -------------   -------------    -------------   ------------
                                                                          234,000               -                -         234,000

          Distribution y Servico D&S SA-ADR


      ARGENTINA - 0.3%
          Telecom Argentina Stet-France Telecom SA - ADR**                162,578               -                -         162,578
                                                                     -------------   -------------    -------------   ------------


          Total South America                                           2,667,917               -                -       2,667,917
                                                                     -------------   -------------    -------------   ------------


NORTH AMERICA - 4.6%

      MEXICO - 4.1%
          America Movil SA de CV - ADR - L                                654,443               -                -         654,443
          Grupo Financiero Banorte SA de CV - O                           599,842               -                -         599,842
          Grupo Televisa SA - ADR**                                       475,788               -                -         475,788
          Wal-Mart de Mexico SA de CV - V                                 596,126               -                -         596,126
                                                                     -------------   -------------    -------------   ------------
                                                                        2,326,199               -                -       2,326,199

      CAYMAN ISLANDS - 0.3%
          Harbin Brewery Group, Ltd.**                                          -         157,520                -         157,520


      CANADA - 0.2%
          Telesystem International Wireless, Inc.**                       118,213               -                -         118,213
                                                                     -------------   -------------    -------------   ------------


          Total North America                                           2,444,412         157,520                -       2,601,932
                                                                     -------------   -------------    -------------   ------------


MIDDLE EAST - 3.3%

      ISRAEL - 3.3%
          Agis Industries, Ltd.                                           271,186               -                -         271,186
          Taro Pharmaceutical Industries, Ltd. - ADR**                    734,065               -                -         734,065
          Teva Pharmaceutical Industries, Ltd. - ADR                      888,029               -                -         888,029
                                                                     -------------   -------------    -------------   ------------
                                                                        1,893,280               -                -       1,893,280
                                                                     -------------   -------------    -------------   ------------

          Total Middle East                                             1,893,280               -                -       1,893,280
                                                                     -------------   -------------    -------------   ------------


          Total Equity Securities (Cost $48,636,851)                   34,032,397      18,484,426                -      52,516,823
                                                                     -------------   -------------    -------------   ------------


EQUITY CERTIFICATES - 3.9% (NOTE C)
FAR EAST - 3.9%

      INDIA - 3.9%
          ICICI Bank, Ltd.+                                                     -         302,332                -         302,332
          Infosys Technologies, Ltd.+                                     388,798               -                -         388,798
          Mastek, Ltd.+                                                   434,442               -                -         434,442
          Satyam Computer Services, Ltd.+                                       -         390,052                -         390,052
          Tata Engineering and Locomotive Co., Ltd.+                      451,878         213,558                -         665,436
                                                                     -------------   -------------    -------------   ------------
                                                                        1,275,118         905,942                -       2,181,060
                                                                     -------------   -------------    -------------   ------------

          Total Equity Certificates (Cost $2,027,701)                   1,275,118         905,942                -       2,181,060
                                                                     -------------   -------------    -------------   ------------


RIGHTS -  0.0%
FAR EAST - 0.0%

      THAILAND - 0.0%
          TelecomAsia Corp. Public Co., Ltd. (Foreign) - Rights**               0               -                -               0


          Total Rights (Cost $0)                                                0               -                -               0

      TOTAL INVESTMENTS (COST $50,664,552) -- 96.5%                  $ 35,307,515    $ 19,390,368              $ -    $ 54,697,883
      Other Assets in Excess of Liabilities ---3.5%                       624,481       1,378,750                -       2,003,231
                                                                     -------------   -------------    -------------   ------------

                      DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)

                                  MARKET VALUE

                                                               Driehaus         Driehaus       Pro Forma        Pro Forma
                                                           Emerging Markets   Asia Pacific    Adjustments       Combined
                       Description                           Growth Fund      Growth Fund                        (Note 1)
          ---------------------------------------          ----------------   ------------   -------------   -------------
          NET ASSETS------------------100.0%               $ 35,931,996       $ 20,769,118   $           -   $ 56,701,114
                                                           ================   ============   =============   =============





      **Non-income producing security
      + Restricted security
      ADR - American Depository Receipt
      GDR - Global Depository Receipt

Note: The Investment Adviser has not identified any securities that the Driehaus Asia Pacific Growth Fund will be required to sell as a result of the reorganization.

                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                        DRIEHAUS ASIA PACIFIC GROWTH FUND
                               NOTES TO PRO FORMA
                         COMBINING FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
                                   (UNAUDITED)


     1.   BASIS OF COMBINATION

     The Driehaus Mutual Funds (the "Trust") is a registered management investment company, organized as a Delaware statutory trust. As of December 31, 2002, the Trust offered five separate funds. The unaudited Pro Forma Combining Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of December 31, 2002 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of January 1, 2002. These statements have been derived from books and records utilized in calculating the net asset value of each fund at December 31, 2002 and for the year then ended.

     The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Driehaus Asia Pacific Growth Fund in exchange for shares of the Driehaus Emerging Markets Growth Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Driehaus Asia Pacific Growth Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

     The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

     For the year ended December 31, 2002, the Driehaus Emerging Markets Growth Fund's investment advisory fee was computed based on the annual rate of 1.50% of its average daily net assets.

     2. SECURITY VALUATION

     Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

     3. CAPITAL SHARES

     The pro forma net asset value per share assumes the issuance of additional shares of the Driehaus Emerging Markets Growth Fund that would have been issued at December 31, 2002 in connection with the proposed reorganization. The pro forma number of shares outstanding consists of shares assumed issued in the reorganization plus shares of the Driehaus Emerging Markets Growth Fund at December 31, 2002.

     4. PRO FORMA ADJUSTMENTS AND PRO FORMA COMBINED COLUMNS

     The pro forma adjustments and pro forma combined columns of the statement of operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Driehaus Asia Pacific Growth Fund was included in the Driehaus Emerging Markets Growth Fund for the period January 1, 2002 to December 31, 2002. Investment advisory and administration fees in the pro forma combined column are calculated at the rates in effect for the Driehaus Emerging Markets Growth Fund based upon the combined net assets of the Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund.

     The pro forma Statement of Assets and Liabilities and Schedule of Investments give effect to the proposed transfer of such assets as if the reorganization had occurred at December 31, 2002.

     5. COSTS OF REORGANIZATION

     Reorganization expenses incurred by the Driehaus Mutual Funds will be paid by Driehaus Capital Management, Inc. and/or affiliates thereof. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; and (g) brokerage cost of any necessary rebalancing of the Funds' investment portfolios.

     6. FEDERAL INCOME TAXES

     No provision is made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

     The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

     For the period ended December 31, 2002, reclassifications were recorded between undistributed net investment loss, undistributed net realized foreign exchange loss, undistributed net realized gain, and paid-in-capital in excess of par for any permanent book to tax differences.

     The Driehaus Asia Pacific Growth Fund will distribute all of its ordinary income and capital gains, if any, prior to the Funds merging.

     At December 31, 2002, the combined capital loss carry forward of the Driehaus Asia Pacific Growth Fund and the Driehaus Emerging Markets Growth Fund amounted to $17,684,829 which will expire between 2008 and 2010.